UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-638-5859

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ANNUAL REPORT September 30, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2022

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2022

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2022 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2022.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Sandeep Ghela
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Independent Franchise Partners US Equity Fund

Value of a hypothetical $3,000,000 investment in the Fund from September 30, 2012 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2021	3.56%	3.32%	7.77%	11.03%
Q1 2022	0.51%	0.26%	-0.74%	-4.60%
Q2 2022	-12.53%	-12.75%	-12.21%	-16.10%
Q3 2022	-7.66%	-7.89%	-5.62%	-4.88%
Year to Date	-18.82%	-19.02%	-17.75%	-23.87%
1 Year	-15.93%	-16.12%	-11.36%	-15.47%
3 Years (Annualized)	7.95%	7.88%	4.36%	8.16%
5 Years (Annualized)	8.57%	8.53%	5.29%	9.24%
10 Years (Annualized)	10.90%	10.89%	9.17%	11.70%
Since Inception (Annualized)	11.40%	11.39%	10.17%	12.53%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, per the most recent Prospectus, is 0.68%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

Data as at September 30, 2022. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The Russell 1000 Value Index measures the return of the large-cap value segment of the US equity universe. It includes those Russell 1000

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment of the US economy. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Benchmark returns are calculated with dividends reinvested gross of withholding tax. The index reflects the returns of approximately 1000 holdings. The secondary benchmark is the S&P 500 Index. The S&P 500 Index is a capitalisation-weighted index of 500 US stocks. The benchmark is designed to measure the return of the broad domestic US economy through changes in the aggregate market value of 500 stocks representing all major industries. Sources of foreign exchange rates may be different between composites and the benchmark. Benchmark returns are calculated with dividends reinvested gross of withholding tax. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Capacity Status

Client assets in the US Franchise strategy are $3.3bn at September 30, 2022. We have capacity available in the strategy for existing or new clients.

Portfolio Commentary

In the year to September 30, 2022, the Fund declined 15.93% (assuming no redemption fee), falling more than the Russell 1000 Value Index which fell 11.36%, and broadly in line with the S&P 500 Index, which declined 15.47%. It is unusual for the US Franchise strategy to decline more than broader equity markets, but not unprecedented. We are confident that the Fund retains the right balance of quality and value to seek to help compound clients’ capital over the longer term.

The Fund benefitted from exposure to certain stocks that possess durable intangible assets, notably Bristol Myers Squibb in the health care sector, Corteva in the materials sector, World Wrestling Entertainment (WWE) in the communication services sector, CME Group in the financials sector, and Ritchie Bros. Auctioneers in the industrials sector.

The Fund’s weaker return relative to the Russell 1000 Value Index for the period was mainly driven by its lack of exposure to the energy sector. Weaker returns from some of the Fund’s real estate and consumer discretionary stocks – particularly Zillow, Booking Holdings and eBay – also detracted from relative returns.

Energy was the strongest sector in the Russell 1000 Value Index, returning 46%. The Fund had no exposure to the energy sector. Companies in this sector tend to be highly capital intensive and operate in an environment in which it is hard to exercise pricing power. Further, they tend to be highly cyclical. These attributes do not fit our long-term, buy and hold investment approach.

We encourage clients to assess returns over longer intervals, like a full market cycle, in line with our investment horizon. We caution that Franchise returns will likely continue to lag if markets are led by sectors where we do not find Franchise opportunities. As always, we continue to design Franchise portfolios with the dual goals of earning an attractive long-term rate of return while insulating clients from the worst of equity market drawdowns.

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2022

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
Corteva	+38%	Zillow	-57%	Bristol Myers Squibb	+101	Zillow	-258
WWE	+26%	eBay	-46%	Corteva	+99	News Corp	-198
Bristol Myers Squibb	+23%	IAA	-42%	WWE	+56	Booking Holdings	-153
CME Group	+22%	News Corp	-35%	CME Group	+39	eBay	-150
Altria	+13%	Booking Holdings	-31%	Ritchie Bros. Auctioneers	+24	IAA	-138

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2022. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year to September 30, 2022. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to the Fund’s Return

Among the top contributors to the Fund’s return were Bristol Myers Squibb, Corteva and WWE.

Bristol’s full year and first quarter results were broadly in line with market expectations. The company also received approval for its new immuno-oncology drug, Opdualag, to treat melanoma, as well as approval for Camzyos, an important first-in-class medicine to treat symptomatic obstructive hypertrophic cardiomyopathy. Camzyos is forecast by Bristol to achieve over $4bn in peak sales. These approvals were followed by a number of positive data releases in June.

Bristol faces sizable and well-understood patent headwinds. However, we continue to think it is one of the better-invested pharmaceutical companies and that the continued progression of its pipeline of new drugs leaves it well placed to offset these patent expirations. Bristol’s shares trade on an 8.5% estimated free cash flow yield, adjusting for the upcoming patent expiry of its largest drug, Revlimid.

Corteva released better-than-expected results for the third and fourth quarters of 2021, and for the first quarter of 2022. Strong revenue and earnings growth was supported by a combination of strong pricing, contributions from newly launched products from its Crop Protection Pipeline, and increased penetration of its Enlist seed traits platform.

We continue to believe that Corteva has the opportunity to significantly improve its margins over the long term, primarily through the development and commercialisation of its in-house seed traits pipeline. This should help to materially reduce its trait licensing payments to Bayer and provide the company with the opportunity to create a high margin revenue stream from its own traits. Corteva’s shares trade on a 5.3% estimated free cash flow yield.

WWE reported strong 2021 full year and second quarter 2022 results, and increased 2022 annual guidance by approx. 3% despite the challenging macro-economic environment. This highlights the robustness of the contracted media rights driven business model. The company also announced a number of international agreements. The global market for live sports rights remains robust and appears likely to be bolstered by the entry of streaming companies like Netflix into the advertising market. This is important as WWE is set to renew its critical U.S. Raw and Smackdown rights next year.

Founder, Chairman and CEO Vince McMahon retired in July following a board investigation into executive misconduct. His daughter Stephanie McMahon is now Chairwoman as well as co-CEO alongside Nick Khan. Paul Levesque has also returned to the company as Chief Content Officer. The initial audience response to his creative direction is promising with a 15% increase in Monday Night Raw viewership and a double-digit increase in social media engagement. We engaged with the company during the misconduct investigation and have met with the new management team. We were encouraged by the swift handling of the investigation and are pleased with the management appointments. WWE’s shares trade on an estimated 4.5% free cash flow yield. We think this is an attractive valuation given the potential for improved compounding from the company’s upcoming media rights negotiations.

Notable Detractors from the Fund’s Return

Among the largest detractors from the Fund’s return were Zillow, News Corp and Booking.

Zillow’s share price weakness since we initiated the position in November 2021 has been driven by market concerns that the sharp rise in U.S. mortgage rates will weigh on U.S. housing transactions and prices. While near-term cyclical pressures are acute, we continue to believe Zillow has a substantial opportunity to monetise its dominant position in U.S. property search. The company is investing in new product roll outs and improvements across home viewing, mortgage, and seller services to unlock this opportunity.

Zillow’s shares trade on an 8.5% estimated free cash flow yield. While attractive on a standalone basis, we think this valuation meaningfully understates the long-term free cash flow potential for the business. Rightmove and

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

REA Group, which have similar leading portal market shares in the U.K. and Australia respectively, boast earnings before interest and taxes (EBIT) margins of around 75% and 60%, more than double Zillow’s. We think this highlights the potential opportunity for Zillow. The company also has a much stronger balance sheet now that it has almost completely unwound its home buying operations. We also expect the board to continue to buy back shares given the share price weakness.

News Corp released quarterly results in May that were in line with consensus estimates. However, it appears the market was disappointed that the results did not significantly exceed expectations, as they had in recent quarters. Underlying revenues increased 6%, with continued strong growth in both Dow Jones and Digital Real Estate. Underlying earnings before interest, taxes, depreciation and amortization (EBITDA) grew 25%, as increased digitization continues to improve profitability.

We expect increased digitization to lead to stickier and higher margin revenues across its business units. We think the quality of the company is significantly underappreciated by the market and that there remains substantial potential on a sum-of-the-parts basis as management continues to simplify its corporate and operational structure. News’ shares trade on an estimated free cash flow yield of 10.0%.

Booking’s shares declined in November due to concerns that the Omicron COVID-19 variant would impede the recovery in leisure travel. Further share price weakness followed management guidance that 2022 EBITDA margins will be lower than anticipated due to increased marketing investment. We think it makes sense to increase investment as travel re-opening accelerates and it is an opportunity to meaningfully grow market share from a position of commercial and financial strength. Nonetheless, we shall monitor the company’s market share progress in the context of this additional investment.

Booking’s shares again declined in June, driven by the sharp fall in consumer confidence indicators, and compounded by flight disruption at a number of major European airports. These are cyclical rather than structural factors and we continue to think Booking is a well-invested company with attractive medium-term growth prospects. Third-party data suggests Booking is increasing market share across most of its major markets. We think this market share growth should be further supported by rising travel costs, with price comparison websites such as Booking.com likely to benefit from increased consumer sensitivity to price. The company’s shares trade on a 9.2% estimated free cash flow yield, which we think helps compensate for these cyclical risks.

Significant Portfolio Changes During the Year

During the year, we initiated positions in Richemont, Salesforce, TransUnion and Zillow. We sold the positions in Alcon, Altria, Apple, CME Group and Terminix.

Initial Purchases

We initiated a position in Richemont in September. Richemont is a leading luxury goods company and the global market leader in the branded jewelry category. The company’s two key brands, Cartier and Van Cleef & Arpels, have deep-rooted provenance and are well managed. They account for 96% of operating profit. Revenues have grown at around 9% per annum over the last decade.

Branded jewelry benefits from high barriers to entry and durable pricing power. We believe the category is well placed to continue to benefit from secular growth trends including increasing upper middle-class prosperity in emerging markets, an increase in direct purchases by female customers due to an ever-greater number of women in the workplace, and a growing shift from unbranded to branded jewelry.

The primary risk to the investment thesis is the potential for a deterioration in the brand strength of Cartier or Van Cleef & Arpels. The company also faces the risk of short-term cyclicality in its end markets, especially given its large presence in China.

We took the opportunity to initiate the position following a near 40% drop in the share price since early December 2021. This was primarily driven by ongoing lockdowns in China, one of the company’s key end markets, and increasing concerns over consumer sentiment driven by the war in Ukraine. We purchased the shares at a 6.9% estimated free cash flow yield. We think this valuation helps to compensate for any short-term cyclical risks, particularly given the strength and durability of Richemont’s jewelry brands.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

We completed the initial purchase of Salesforce in March. Salesforce is the leading cloud software vendor in the fast-growing Client Relationship Management (CRM) category. It has a dominant position in public cloud sales automation and customer service software, and leading positions in the more fragmented categories for public cloud marketing and ecommerce software. The company has a track record of solid innovation and customer success, underpinned by an excellent strategic vision and clear focus on the long-term category opportunity.

The key intangible asset is the switching costs customers face if they want to migrate to a competing product. This has led to customer retention in excess of 90%. Customer switching costs increase as more data is stored within Salesforce’s applications, and as customers use more of Salesforce’s suite of CRM products.

The key risk to our thesis is the potential for poor strategy execution over the next few years. This could lead to a material slowdown in growth. Some market participants also have concerns about the company’s capital allocation strategy.

Salesforce has an ambitious FY2024 revenue target, which implies strong double digit revenue growth in the next few years. However, we think this is an achievable medium-term target given the company’s track record, the market share opportunity, and underlying category growth.

Salesforce has spent heavily on mergers and acquisitions in the last decade, especially given its limited historic free cash flow generation. All five of its large deals have been strategically sound and delivered strong financial outcomes. ExactTarget, Demandware and Mulesoft have all increased customer switching costs and provided the foundational pillars for important parts of its CRM horizontal suite, like marketing and ecommerce. Revenue growth and operating margins have also accelerated after each acquisition. We think Salesforce’s acquisition of Slack in 2021 also makes good sense: Slack’s tools increase customer workforce productivity and engagement when bundled with Salesforce’s CRM suite and its revenue growth should accelerate due to Salesforce’s strong customer relationships.

The opportunity to initiate the position followed the sharp share price fall in late 2021 and early 2022. This was caused in part by the indiscriminate underperformance of many of the faster growing application software stocks, and in part by market concerns about the Slack acquisition. We purchased the shares at a 5.3% estimated free cash flow yield, based on what we believe are reasonable margin assumptions.

We began building a position in TransUnion, the U.S. credit bureau, in February and completed the purchase in March. We know the U.S. credit bureaus well and have previously held TransUnion in the Fund. In our view, the company is well-diversified and well-invested, with strong positions in a number of fast-growing U.S. categories and international markets. The company has a good track record of innovation and capital allocation.

TransUnion’s core intangible asset is a combination of contributory and proprietary consumer credit data that allows it to deliver differentiated products to its business customers.

The company’s operating profit is diversified across four key areas: traditional business-to-business U.S. consumer credit products sold to financial services customers; products in faster-growing U.S. categories that leverage proprietary data to prevent fraud, improve insurance underwriting, or optimize enterprise marketing budgets; market-leading credit bureaus in India, the U.K. and Colombia; and credit information sold to U.S. consumers directly under the TransUnion brand or indirectly through partners. Underlying revenue and EBITDA compounding has been in the high-single-digits and low-double-digits respectively.

In December 2021, the company completed the acquisition of Neustar, the identity resolution company, which now accounts for around 15-20% of group EBITDA. Neustar brings close to real-time identity data as well as additional analytical and data science capabilities. Management is targeting low-double-digit revenue growth at Neustar and for margins to double to around 40% by 2026.

TransUnion’s shares had declined 27% since the announcement of the Neustar deal in mid-September 2021. The market appeared to have concerns about execution risks around both the Neustar acquisition and the subsequent Argus acquisition from Verisk. However, TransUnion has a track record of purchasing high-quality assets at reasonable prices and of integrating them well. We took advantage of the fall in the share price to purchase the position at a 5.0% estimated free cash flow yield.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

We initiated a position in Zillow in November. Zillow.com is the leading U.S. property website as measured by search activity and revenues, with an estimated 80% share of U.S. property portal searches. The key intangible assets are Zillow’s brand, proprietary data, and agent switching costs.

We believe Zillow has the potential for strong long-term free cash flow compounding. We think low to mid-teens revenue growth should be sustainable over the medium term if the company is able to improve its market share. There is also a significant long-term margin opportunity. Zillow’s 2021 EBIT margin is less than half that of the equivalent leading UK and Australian property portals.

The main risk to Zillow’s revenue growth is a weaker housing market. A prolonged slowdown would weigh on Zillow’s revenues and profitability. As mentioned in the discussion on largest detractors, since we initiated the position, Zillow’s share price has been weak in part due to rising U.S. mortgage rates and its potential impact on housing transactions. While we recognise the likely short-term impact, we think that it will be more than offset by the structural trend of digitization in the U.S. property market over the longer term.

The opportunity to purchase the shares came when Zillow surprised the market and announced it was exiting its home buying operation. The home buying business was an untested and capital-intensive business model that produced uncertain and risky cashflows. We were not fans of that part of the business and were pleased by the move. At the time we initiated the position, the shares had fallen almost 70% from their February 2021 peak and offered a 5.1% estimated free cash flow yield.

Final Sales

We completed the final sale of Alcon in May, having acquired the position in April 2019 following its spin-off from Novartis. Our initial investment thesis focused on the opportunity to improve margins and innovation. We think this has largely been achieved. Organic revenue growth has improved from the low single digits to mid-to-high single digits. Margins have also improved materially and are expected to increase by nearly 900 basis points (bps) within the next few years relative to 2019 margins. We felt Alcon’s strong market share, attractive growth rates and improved profitability were fully reflected in the estimated 3.3% free cash flow yield. Consistent with our valuation discipline, we sold the position.

We completed the final sale of Altria in February. We have become increasingly concerned about Altria’s lack of a strong next generation product (“NGP”) portfolio. Philip Morris International and British American Tobacco are both further along in the development and execution of their NGP strategies than Altria. Following the approximate 20% increase in Altria’s share price from the end of November 2021 to February 2022 and the commensurate reduction in the free cash flow yield, we felt that the valuation no longer compensated us for the risks associated with the company’s traditional cigarette business. We sold the position at an 8.5% estimated free cash flow yield.

We sold the position in Apple in November. The company has improved the durability of its revenue, profit and cashflow, largely thanks to better client retention because of the ecosystem between its integrated hardware, software, and service offerings. The company has also grown services including AppStore, subscriptions and advertising. Finally, the company has managed its capital extremely well, returning most of its substantial free cash flow to shareholders.

We initiated the position in 2012 at an estimated free cash flow yield of nearly 13%, including its cash on the balance sheet. Despite the significant free cash flow growth, the share price increase over the last decade has resulted in the estimated free cash flow yield declining to 2.7%. This valuation no longer provides adequate compensation for risks such as moderating smartphone adoption and the possibility of business disruption from alternative/virtual reality forms of hardware.

We sold the position in CME Group in February, having initiated the position in October 2020. We established the position at an estimated 4.7% free cash flow yield, which we felt was an attractive valuation for a high-quality company. Since then, the combination of an increase in volatility, which is positive for CME’s trading and hedging volumes, and changes in the level and shape of the U.S. yield curve, have helped to deliver strong operational performance and share price appreciation. This is a relatively short holding period for a Franchise investment but,

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PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

given the commensurate decline in the estimated free cash flow yield to 2.9%, we felt that the valuation no longer provided adequate compensation for the risks the company faces and exited the position.

We completed the final sale of Terminix, previously named ServiceMaster, in July. Our initial investment thesis focused on the company improving operating performance in its key pest control business. This would lead to increased margins and free cash flow compounding. There were initial positive signs that the turnaround was working. During 2020, the company divested its non-core assets, leaving it as a pure-play pest control company. Management’s focus then turned to improving operating performance. We were encouraged by the steps being taken and the investments being made in areas such as its Customer Experience Platform and digital marketing.

However, in December 2021, Terminix and Rentokil announced they had entered into an agreement for Rentokil to acquire Terminix for cash and stock. From the outset, we did not think the value or the structure of the proposed offer was attractive. We thought it significantly undervalued Terminix as a pure play, strategically important pest control company. Despite our engagements to improve the terms of the deal with the management teams of both Terminix and Rentokil, as well as other shareholders, the acquisition looks set to proceed as originally proposed. We therefore took the opportunity to sell the position at a 4.8% estimated free cash flow yield ahead of the transaction closing later this year.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Jayson Vowles, CFA

Co-Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Co-Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Hassan Elmasry

Managing Partner of Independent Franchise Partners, LLP

Richard Crosthwaite

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Sandeep Ghela

Chief Operating Officer and Partner of Independent Franchise Partners, LLP

Karim Ladha, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

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The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing, unless otherwise indicated, and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

•Free cash flow yield: A valuation ratio that measures the operating cash flow after capital expenditure and expenses, relative to the company’s market capitalization.

•EBIT: A measure of a company’s operating profit.

•EBITDA: A measure of a company’s operating profit excluding costs from depreciation and amortization.

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SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value

COMMON STOCKS	99.2%
Biotechnology	3.6%
Corteva Inc.		930,355	$53,169,788

Commercial Services	7.1%
Ritchie Bros. Auctioneers Inc.		969,348	60,564,863
TransUnion		775,573	46,138,838

			106,703,701

Diversified Financials	8.0%
Intercontinental Exchange Inc.		564,223	50,977,548
S&P Global Inc.		137,915	42,112,345
Western Union Co.		1,960,940	26,472,690

			119,562,583

Diversified Support Services	3.0%
IAA Inc.(a)		1,415,147	45,072,432

Insurance	4.3%
Aon PLC - Class A		237,594	63,644,305

Internet Software & Services	13.9%
Alphabet, Inc. - Class A(a)		485,980	46,483,987
Booking Holdings Inc.(a)		36,563	60,080,688
eBay Inc.		1,135,900	41,812,479
Zillow Group Inc. - Class A(a)		254,522	7,286,965
Zillow Group Inc. - Class C(a)		1,816,923	51,982,167

			207,646,286

IT Services	0.5%
Accenture PLC - Class A		27,537	7,085,270

Media	13.0%
Fox Corp. - Class A		2,148,345	65,911,224
News Corp. - Class A		3,289,031	49,697,258
News Corp. - Class B		1,481,302	22,841,677
World Wrestling Entertainment Inc. - Class A		786,380	55,180,285

			193,630,444

Pharmaceuticals	14.2%
Bristol-Myers Squibb Co.		1,395,883	99,233,323
Johnson & Johnson		274,374	44,821,737
Novartis AG - REG		886,407	67,852,762

			211,907,822

Software	15.0%
Electronic Arts Inc.		523,082	60,525,818
Microsoft Corp.		183,477	42,731,794
Oracle Corp.		1,042,518	63,666,574
Salesforce Inc.(a)		390,642	56,189,945

			223,114,131

Textiles, Apparel & Luxury Goods	3.5%
Cie Financiere Richemont S.A. - Class A - REG		547,324	52,297,260

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value

Tobacco	9.3%
British American Tobacco PLC		1,592,376	$57,366,123
Philip Morris International Inc.		978,922	81,260,315

			138,626,438

Toys/Games/Hobbies	3.8%
Nintendo Co. Ltd.		1,387,170	56,107,878

TOTAL COMMON STOCKS (Cost $1,391,442,838)			1,478,568,338

TOTAL INVESTMENTS (Cost $1,391,442,838)	99.2%		1,478,568,338
NET OTHER ASSETS (LIABILITIES)	0.8%		11,650,421

NET ASSETS	100.0%		$1,490,218,759

(a)Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2022, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets

United States	79.5%
Switzerland	8.0
Canada(b)	4.1
United Kingdom	3.8
Japan	3.8

Total	99.2%

(b)Ritchie Bros. Auctioneers Inc. is incorporated in Canada; however, its primary listing is on the New York Stock Exchange (NYSE) in the United States. We therefore define Ritchie Bros. Auctioneers Inc. as a United States equity security, consistent with the terms set out in the prospectus.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $1,391,442,838)	$1,478,568,338
Cash	6,605,871
Receivable for dividends	3,240,301
Reclaims receivable	2,357,859
Receivable for investments sold	1,484,067
Prepaid expenses	10,474

Total Assets	1,492,266,910

Liabilities:
Capital shares redeemed payable	240,000
Investment advisory fees payable	791,063
Accounting and Administration fees payable	931,705
Regulatory and Compliance fees payable	27,661
Accrued expenses and other payables	57,722

Total Liabilities	2,048,151

Net Assets	$1,490,218,759

Net Assets	$1,490,218,759
Shares of common stock outstanding	85,318,132

Net asset value per share	$17.47

Net Assets:
Paid in capital	$1,189,107,743
Distributable earnings (loss)	301,111,016

Net Assets	$1,490,218,759

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $882,747)	$32,245,598
Operating expenses:
Investment advisory	11,116,463
Accounting and Administration	1,039,984
Regulatory and Compliance	171,323
Trustees	76,742
Legal	53,710
Risk Officer	27,229
Other	118,314

Total expenses	12,603,765

Net investment income	19,641,833

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	212,508,780
Net realized losses from foreign currency transactions	(78,155)
Change in unrealized appreciation (depreciation) on investments	(511,811,790)
Change in unrealized appreciation (depreciation) on foreign currency	(206,389)

Net realized and unrealized losses from investment activities	(299,587,554)

Change in Net Assets Resulting from Operations	$(279,945,721)

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	Independent Franchise Partners US Equity Fund

	2022	2021
Increase (decrease) in net assets:
Operations:
Net investment income	$19,641,833	$27,599,242
Net realized gains (losses) from investment and foreign currency transactions	212,430,625	145,447,061
Change in unrealized appreciation (depreciation) on investments and foreign currency	(512,018,179)	280,478,053

Change in net assets resulting from operations	(279,945,721)	453,524,356

Dividends paid to shareholders:
From distributable earnings	(137,522,026)	(212,970,649)

Total dividends paid to shareholders	(137,522,026)	(212,970,649)

Capital Transactions:
Proceeds from sale of shares	63,964,242	87,844,606
Value of shares issued to shareholders in reinvestment of dividends	131,436,175	203,820,740
Value of shares redeemed	(315,038,992)	(182,818,970)

Change in net assets from capital transactions	(119,638,575)	108,846,376

Change in net assets	(537,106,322)	349,400,083
Net assets:
Beginning of year	2,027,325,081	1,677,924,998

End of year	$1,490,218,759	$2,027,325,081

Share Transactions:
Sold	3,008,252	4,116,944
Reinvested	6,238,072	10,566,135
Redeemed	(15,006,072)	(8,677,118)

Change	(5,759,748)	6,005,961

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	Independent Franchise Partners US Equity Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018

Net asset value, beginning of year	$22.26	$19.72	$18.67		$18.55		$17.66

Income (loss) from operations:
Net investment income	0.23	0.31	0.37		0.30		0.28
Net realized and unrealized gains (losses) from investments	(3.52)	4.70	2.72		1.06		1.51

Total from investment operations	(3.29)	5.01	3.09		1.36		1.79

Less distributions paid:
From net investment income	(0.26)	(0.30)	(0.37)		(0.31)		(0.24)
From net realized gains on investments	(1.24)	(2.17)	(1.68)		(0.93)		(0.66)

Total distributions paid	(1.50)	(2.47)	(2.05)		(1.24)		(0.90)

Increase from redemption fees	— (a)	— (a)	0.01		—	(a)	—	(a)

Change in net asset value	(4.79)	2.54	1.05		0.12		0.89

Net asset value, end of year	$17.47	$22.26	$19.72		$18.67		$18.55

Total return(b)	(15.93%)	27.34%	17.50	%(c)	8.67%		10.34%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,490,219	$2,027,325	$1,677,925		$2,128,522		$2,125,045
Ratio of net expenses to average net assets	0.68%	0.72%	0.76%		0.76%		0.76%
Ratio of net investment income to average net assets	1.06%	1.42%	1.49%		1.62%		1.54%
Ratio of gross expenses to average net assets	0.68%	0.72%	0.76%		0.76	%(d)	0.76	%(d)
Portfolio turnover rate(e)	25.80%	23.67%	43.46%		37.99%		38.63%

(a)	Redemption fees were less than $0.005 per share.
(b)	Total return excludes redemption fees.
(c)	During the period, the Adviser reimbursed the Fund for a loss realized in connection with a trade error. Such payment represented 0.02% to the Fund’s total return.
(d)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate includes applicable corporate action activity and securities trading as a result of investor subscription and redemption activity.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee would in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated Independent Franchise Partners, LLP, as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an approved independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Independent Franchise Partners US Equity Fund
Common Stocks*	$1,478,568,338	$—	$—	$1,478,568,338

Total Investments	$1,478,568,338	$—	$—	$1,478,568,338

*	See additional categories in the Schedule of Investments.

As of September 30, 2022, there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2022.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the years ended September 30, 2022 and September 30, 2021 were $450,889 and $247,154, respectively, and are reflected within the value of shares redeemed on the Statements of Changes in Net Assets.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2022, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2019, 2020, 2021 and 2022 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, and for the year ended September 30, 2022, the Fund paid the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee(1)

First $1 billion	—	0.80%	0.80%
$1 - 2 billion	0.10%	0.70%	at $2 billion 0.75%
$2 - 3 billion	0.20%	0.60%	at $3 billion 0.70%
$3 - 4 billion	0.30%	0.50%	at $4 billion 0.65%
$4 - 5 billion	0.40%	0.40%	at $5 billion 0.60%
Above $5 billion	—	—	0.60%

(1)

The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2022, the effective annualized rate was 0.60% given the Adviser’s total assets under management were in excess of $5 billion during the year.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $175,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides risk management and oversight services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund’s risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Trustee who is not an “interested person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2022, the aggregate Trustee compensation paid by the Trust was $472,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund until January 28, 2023. For the year ended September 30, 2022, there were no expenses reduced by the Adviser. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2022, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales

Independent Franchise Partners US Equity Fund	$ 465,749,044	$ 687,148,535

D.	Federal Income Tax

As of September 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Independent Franchise Partners US Equity Fund	$ 1,405,438,757	$ 235,174,054	$ (162,044,473)	$ 73,129,581

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2022 and September 30, 2021 for the Fund was as follows:

Independent Franchise Partners US Equity Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2022	$ 38,179,775	$ 99,342,251	$ 137,522,026	$—	$ 137,522,026
2021	$ 43,931,463	$ 169,039,186	$ 212,970,649	$—	$ 212,970,649

As of the latest tax year ended September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings

Independent Franchise Partners US Equity Fund	$23,670,068	$204,471,984	$228,142,052	$ —	$ —	$72,968,964	$301,111,016

At September 30, 2022, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

E.	In-Kind Transactions

Certain shareholders in the Fund received securities rather than cash for their redemption amounts in accordance with the provisions of the Fund. These shareholders received securities with a fair value equal to the value of the number of shares they owned at the current net asset value at the redemption date.

In-kind withdrawals of $1,258,761 are reflected within the “Value of shares redeemed” on the Statements of Changes in Net Assets, and net gains of $466,945 on the securities distributed to shareholders are reflected within the “Net realized gains from investment transactions” on the Statement of Operations.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

F.	Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

G.	Other Risks

The Fund is subject to market risk, which is the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may be impacted by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. These events can have a significant impact on the Fund’s operations and performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of Independent Franchise Partners US Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independent Franchise Partners US Equity Fund (one of the funds constituting Advisers Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

November 23, 2022

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2022:

Fund	QDI Percentage

IFP US Equity Fund	100.00%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage

IFP US Equity Fund	68.02%

B.	Summary of Fund Holdings as of September 30, 2022

Market Exposure

Equity Securities	% of Net Assets

Software	15.0%
Pharmaceuticals	14.2
Internet Software & Services	13.9
Media	13.0
Tobacco	9.3
Diversified Financials	8.0
Commercial Services	7.1
Insurance	4.3
Toys/Games/Hobbies	3.8
Biotechnology	3.6
Textiles, Apparel & Luxury Goods	3.5
Diversified Support Services	3.0
IT Services	0.5

Total	99.2%

5 Largest Security Positions

Issuer	% of Net Assets

Bristol-Myers Squibb Co.	6.7%
Philip Morris International Inc.	5.4
Novartis AG - REG	4.5
Fox Corp. - Class A	4.4
Oracle Corp.	4.3

Total	25.3%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid 4/1/22–9/30/22*

Actual	0.68%	$ 1,000.00	$807.70	$3.08
Hypothetical	0.68%	$ 1,000.00	$1,021.66	$3.45

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Board Approval of Investment Advisory Agreement

Section 15 of the 1940 Act requires that the Agreement be approved by a majority of the Board, including a majority of the Independent Trustees. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to the Fund and its shareholders. The Board conducted its annual consideration and approval of the Agreement for the Fund at an in-person meeting held on June 9, 2022.

Additionally, the Adviser has proposed to undergo a change of control which, under the 1940 Act, will result in a termination of the Agreement. In order for the Adviser to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve a new investment advisory agreement (the “New Advisory Agreement”). Because the Adviser is an investment adviser organized in the United Kingdom and carries on an investment management business in both the United States and the United Kingdom, the Adviser is regulated by both the U.S. Securities and Exchange Commission and the United Kingdom’s Financial Conduct Authority (“FCA”). Consequently, the change in control of the Adviser is subject to prior approval by the FCA. At an in-person meeting of the Board held on September 15, 2022, the Board unanimously approved the New Advisory Agreement for the Fund, subject to shareholder approval. The New Advisory Agreement, if approved by shareholders, will take effect only after the Adviser receives approval from the FCA.

At each of the meetings held on June 9, 2022 and September 15, 2022, the Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement and the New Advisory Agreement (collectively, the “Agreements”), information and reports provided by the Adviser on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (or lack thereof), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement that impacted the Fund and that there had been no material compliance issues in the past 36 months with respect to the Fund. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Taking into account the personnel involved in servicing the Fund as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board reviewed the investment performance of the Fund and examined the selected peer groups and benchmark for the Fund. The Board reviewed the Fund’s performance compared to a peer selection based on the eVestment US Large Cap Value universe and the eVestment US Large Cap Equity universe for various periods from one to ten years through March 31, 2022 and June 30, 2022. The Board also reviewed the performance of another fund advised by the Adviser with a similar investment mandate for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2022 and June 30, 2022. After considering the information presented, the Board expressed satisfaction with the performance of the Fund and the Adviser.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.60% of the Fund’s average daily net assets. The Board reviewed the investment advisory fee paid by the Fund in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fee was competitive with the fees paid by its peers. The Board then reviewed the advisory fees paid by the other fund and accounts managed by the Adviser with similar investment mandates and noted that the Fund paid the same investment advisory fee as the fund and accounts. The Board then considered the expense cap for the Fund noting that the Adviser had contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. The Board also considered that the management fee rates at which the Adviser will be compensated by the Fund pursuant to the New Advisory Agreement would not increase. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fee under the Agreements and the expense ratio were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Fund and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board examined the Fund’s profit margin and the Adviser’s overall profitability. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted that, other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess and the Adviser does not receive Rule 12b-1 fees, that soft dollars are not a consideration for broker selection, and that the Adviser paid all third-party research expenses directly.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-233-0437 (toll free); and (ii) on the U.S. Securities

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-233-0437 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 855-233-0437 (toll free).

F.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office /Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	8	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds, 1992 to 2022.	8	Boston Trust Walden Funds (retired 2022)

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present.	N/A	N/A

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ June 2022 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A

Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/ May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mr. Jones and Mses. Nelligan, Bugni, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

Independent Franchise Partners US Equity Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Independent Franchise Partners, LLP

Level 1, 10 Portman Square

London, W1H 6AZ

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

855-233-0437 or 312-557-7902

IFP 09/22

NTAM TREASURY ASSETS FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

September 30, 2022

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS	35.3%
U.S. Treasury Bills	0.7%
0.39%, 12/29/22(a)		$25,000	$24,976
0.62%, 1/26/23(a)		15,000	14,970
0.64%, 1/26/23(a)		15,000	14,969

			54,915

U.S. Treasury Floating Rate Notes	15.1%
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 0.08%, 10/3/22(b)		237,000	237,098
(Floating, U.S. Treasury 3M Bill MMY + 0.05%) 0.09%, 10/3/22(b)		125,000	125,130
(Floating, U.S. Treasury 3M Bill MMY + 0.04%) 0.27%, 10/3/22(b)		75,730	75,746
(Floating, U.S. Treasury 3M Bill MMY - 0.08%) 3.02%, 10/3/22(b)		80,000	79,998
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 3.02%, 10/3/22(b)		200,000	199,833
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 3.35%, 10/3/22(b)		444,000	444,043

			1,161,848

U.S. Treasury Notes	19.5%
0.13%, 10/31/22		110,000	110,002
1.88%, 10/31/22		45,000	45,064
2.00%, 10/31/22		125,000	125,190
1.63%, 11/15/22		185,000	185,339
0.13%, 11/30/22		125,000	124,994
2.00%, 11/30/22		5,000	5,015
0.13%, 12/31/22		145,000	144,877
1.50%, 1/15/23		25,000	25,034
0.13%, 1/31/23		40,000	39,877
1.75%, 1/31/23		30,000	30,063
2.38%, 1/31/23		30,000	30,123
2.00%, 2/15/23		35,000	35,120
0.13%, 2/28/23		25,000	24,904
2.63%, 2/28/23		10,000	10,060
0.13%, 3/31/23		35,000	34,737
1.50%, 3/31/23		20,000	19,957
2.50%, 3/31/23		40,000	40,059
0.13%, 4/30/23		310,000	306,452
1.63%, 4/30/23		30,000	29,902
2.75%, 4/30/23		15,000	15,041
0.13%, 5/15/23		15,000	14,800
0.13%, 5/31/23		35,000	34,436

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets		Principal Amount (000s)	Value (000s)

1.63%, 5/31/23			$30,000	$29,830
2.75%, 5/31/23			35,000	35,037

				1,495,913

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,712,676)				2,712,676

REPURCHASE AGREEMENTS	64.8%
Citigroup Global Markets, Inc., dated 9/30/22, repurchase price $2,192, 3.05%, 10/3/22(c)			2,191	2,191
Federal Reserve Bank of New York, dated 9/30/22, repurchase price $4,977,265, 3.05%, 10/3/22(d)			4,976,000	4,976,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,978,191)				4,978,191

TOTAL INVESTMENTS (Cost $7,690,867)	100.1%			7,690,867
NET OTHER ASSETS (LIABILITIES)	(0.1%	)		(5,028)

NET ASSETS	100.0%			$7,685,839

(a)	Discount rate at the time of purchase.
(b)

Variable rate security. Rate as of September 30, 2022 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(c)	The nature and terms of the collateral received for the repurchase agreements are as follows:

Citigroup Global Markets, Inc.	Value (000s)	Coupon Rates	Maturity Dates

U.S. Treasury Bonds	$5	3.13% — 5.25%	11/15/28 — 5/15/48
U.S. Treasury Notes	2,230	1.50% — 3.13%	11/15/28 — 11/15/29

Total	$2,235

(d) The nature and terms of the collateral received for the repurchase agreements are as follows:
Federal Reserve Bank of New York	Value (000s)	Coupon Rates	Maturity Dates

U.S. Treasury Bonds	$4,429	1.88%	2/15/51
U.S. Treasury Notes	$4,972,836	0.25 — 1.75%	5/15/24 — 5/15/31

Total	$4,977,265

At September 30, 2022 the asset allocations for the NTAM Treasury Assets Fund were:

Asset Allocation (Unaudited)	% of Net Assets

U.S. Treasury Bills	0.7%
U.S. Treasury Floating Rate Notes	15.1
U.S. Treasury Notes	19.5
Repurchase Agreements	64.8

Total	100.1%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

Amounts in thousands	NTAM Treasury Assets Fund

Assets:
Investments, at value (Cost: $2,712,676)	$2,712,676
Repurchase agreements, cost equals fair value	4,978,191
Cash	1
Receivable for interest	10,388
Receivable from investment adviser	362
Prepaid expenses	25

Total Assets	7,701,643

Liabilities:
Distributions payable to shareholders	14,359
Investment advisory fees payable	524
Accounting and Administration fees payable	821
Regulatory and Compliance fees payable	41
Accrued expenses and other payable	59

Total Liabilities	15,804

Net Assets	$7,685,839

Net Assets	$7,685,839
Shares of common stock outstanding	7,685,950

Net asset value per share	$1.00

Net Assets:
Paid in capital	$7,685,896
Distributable earnings	(57)

Net Assets	$7,685,839

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

Amounts in thousands	NTAM Treasury Assets Fund

Investment Income:
Interest income	$60,190
Operating expenses:
Investment advisory	8,658
Accounting and Administration	998
Regulatory and Compliance	252
Trustees	79
Other	294

Total expenses	10,281
Expenses reduced by Adviser	(3,281)

Net expenses	7,000

Net investment income	53,190

Realized Gains from Investment Activities:
Net realized gains from investment transactions	26

Net realized gains from investment activities	26

Change in Net Assets Resulting from Operations	$53,216

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	NTAM Treasury Assets Fund
Amounts in thousands	September 30, 2022	September 30, 2021

Increase (decrease) in net assets:
Operations:
Net investment income	$53,190	$1,623
Net realized gains from investment transactions	26	75

Change in net assets resulting from operations	53,216	1,698

Dividends paid to shareholders:
From distributable earnings	(53,247)	(2,359)

Total dividends paid to shareholders	(53,247)	(2,359)

Capital Transactions:
Proceeds from sale of shares	5,362,000	4,042,800
Value of shares issued to shareholders in reinvestment of dividends	38,953	2,856
Value of shares redeemed	(5,444,442)	(3,328,476)

Change in net assets from capital transactions	(43,489)	717,180

Change in net assets	(43,520)	716,519
Net assets:
Beginning of year	7,729,359	7,012,840

End of year	$7,685,839	$7,729,359

Share Transactions
Sold	5,362,000	4,042,800
Reinvested	38,953	2,856
Redeemed	(5,444,442)	(3,328,476)

Change	(43,489)	717,180

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	NTAM Treasury Assets Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Period Ended September 30, 2018(a)

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income (loss) from operations:
Net investment income	0.01	—	(b)	0.01		0.02		0.01
Net realized gains from investments(b)	—	—		—		—		—

Total from investment operations	0.01	—		0.01		0.02		0.01

Less distributions paid:
From net investment income	(0.01)	(—	)(b)	(0.01)		(0.02)		(0.01)
From net realized gains on investments	— (b)	(—	)(b)	(—	)(b)	(—	)(b)	—

Total distributions paid	(0.01)	—		(0.01)		(0.02)		(0.01)

Change in net asset value	—	—		—		—		—

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total return(c)	0.66%	0.03%		1.06%		2.28%		0.88%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,685,839	$7,729,359		$7,012,840		$8,037,595		$7,929,722
Ratio of net expenses to average net assets(d)	0.09%	0.07%		0.10%		0.10%		0.10%
Ratio of net investment income to average net assets(d)	0.68%	0.02%		0.93%		2.25%		1.81%
Ratio of gross expenses to average net assets(d), (e)	0.13%	0.13%		0.13%		0.13%		0.13%

(a)	For the period from April 4, 2018, commencement of operations, to September 30, 2018.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The NTAM Treasury Assets Fund (the “Fund”) is a series of the Trust, and commenced operations on April 4, 2018. Shares of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Fund is a diversified fund. The investment objective of the Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing its net assets, under normal market conditions, exclusively in United States (“U.S.”) Treasury securities and related repurchase agreements and other securities that limit their investments to, or are backed by, U.S. Treasury securities.

The Fund operates as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.   Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accruing or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. Prior to September 8, 2022, if amortized cost did not approximate fair value, such securities would be fair valued in good faith by the Fund’s Fair Value Committee in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated Northern Trust Investments, Inc., as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when amortized cost does not approximate fair value.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing the Fund’s investments based upon the three fair value levels as follows:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Amounts in thousands	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Investments held by the NTAM Treasury Assets Fund*	$—	$7,690,867	$—	$7,690,867

* See additional categories in the Schedule of Investments.

7

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

As of September 30, 2022, there were no Level 1 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2022.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Fund to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited. The Fund has entered into such repurchase agreements at September 30, 2022, as reflected in the accompanying Schedule of Investments.

Amounts in thousands	Gross Amounts not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liablities	Financial Instruments*	Net Amount

Citigroup Global Markets, Inc.	$2,191	$(2,191)	$—
Federal Reserve Bank of New York	4,976,000	(4,976,000)	—

	$4,978,191	$(4,978,191)	—

*Collateral received is reflected up to the fair market value of the repurchase agreement.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Fund to its shareholders. Net income includes the interest accrued on the Fund’s assets less estimated expenses. The Fund’s net realized short-term capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

8

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2022, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2022, 2021, 2020, and 2019 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.   Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Northern Trust Investments, Inc. (the “Adviser” or “NTI”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the annualized rate of 0.11%.

Foreside Financial Services, LLC (the “Placement Agent”) provides private placement services to the Fund pursuant to a placement agent agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Placement Agent acts as an agent of the Trust in connection with the offering of the shares of the Fund on a private placement basis to eligible investors only. The Adviser, at its own expense, pays the Placement Agent an asset-based fee, which is calculated and billed monthly, for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”), an affiliate to NTI, serves as the administrator, transfer agent, custodian, and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, or the Placement Agent and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2022, the aggregate Trustee compensation paid by the Trust was $472,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

9

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of the compensation paid to each Independent Trustee, expenses associated with an Independent Trustee’s attendance at Board meetings and other Trust related travel, expenses of third party consultants engaged by the Board, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to 0.10% of the average daily net assets of the Fund until January 28, 2023. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of the compensation paid to each Independent Trustee, expenses associated with an Independent Trustee’s attendance at Board meetings and other Trust related travel, expenses of third party consultants engaged by the Board, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses automatically renews annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provide written notice of non-renewal.

The Adviser may reimburse additional expenses or waive all or a portion of the management fee of the Fund from time to time, including to avoid a negative yield, and such amounts are not subject to recoupment in future periods. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the year ended September 30, 2022, the Adviser reimbursed additional expenses of $975,477 in order to avoid a negative yield. This amount is included in “Expenses Reduced by the Adviser” in the Statement of Operations.

For the year ended September 30, 2022, the Fund incurred advisory fees payable to NTI, contractual expense waivers and/or reimbursements from NTI, and paid expense recoupments to NTI, as follows:

Amounts in thousands	Advisory Fee to NTI	Expenses Reduced by NTI	Advisory Fees Recouped by NTI

NTAM Treasury Assets Fund	$8,658	$2,305	$—

The balances of recoverable expenses to NTI by the Fund at September 30, 2022 were as follows (in thousands):

For the:	Expiring	NTAM Treasury Assets Fund

Year ended September 30, 2020	September 30, 2023	$2,108
Year ended September 30, 2021	September 30, 2024	2,217
Year ended September 30, 2022	September 30, 2025	2,305

Balances of Recoverable Expenses to the Adviser		6,630

C.   Other Risks

General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, or adverse investor sentiment may impact the value of an investment in the Fund or its yield. The market value of the securities in which the Fund invests may be impacted in response to the prospects of particular sectors or governments, general economic conditions, and/or other events (such as pandemics, terrorism, etc.) throughout the world due to increasingly interconnected global economies and financial markets. These events can have a significant impact on the Fund’s operations and performance.

10

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

D.   Federal Income Tax

As of September 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Amounts in thousands	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NTAM Treasury Assets Fund	$7,690,867	$—	$—	$—

The tax character of distributions paid to shareholders during the latest tax periods ended September 30, 2022 and September 30, 2021 for the Fund were as follows:

Amounts in thousands	Ordinary Income	Net Long Term Gains	Total Taxable Distributions Paid	Tax Return of Capital	Total Distributions Paid

2022	$38,953	$—	$38,953	$—	$38,953
2021	2,856	—	2,856	—	2,856

As of the latest tax year ended September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Amounts in thousands	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings

NTAM Treasury Assets Fund	$14,360	$ —	$14,360	$(14,359)	$(58)	$ —	$(57)

At September 30, 2022, capital losses incurred by the Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

NTAM Treasury Assets Fund	$(58)	$—

11

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of the NTAM Treasury Assets Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the NTAM Treasury Assets Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period April 4, 2018 (commencement of operations) through September 30, 2018, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NTAM Treasury Assets Fund of the Trust as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 4, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

12

evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 21, 2022

We have served as the auditor of one or more Northern Trust investment companies since 2002.

13

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

A.   Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid 4/1/22–9/30/22*
Actual	0.10%	$1,000.00	$1,006.40	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.   Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at NTAM Treasury Assets Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete Schedule of Portfolio Holdings with the SEC each month on Form N-MFP, which is available without charge on the SEC’s website at www.sec.gov. The Fund makes portfolio holdings information available to shareholders at https://www.northerntrust.com/united-states/what-we-do/investment-management/northern-funds/ntam-treasury-assets-fund.

14

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

C.   Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon	Trustee	Indefinite/	Independent Director,	8	VAM Funds
Year of Birth: 1961		January 2022 to present	VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.		Luxembourg, Anchor Capital Advisors, Trust Company of Illinois
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	8	Diamond Hill Funds (retired 2022)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds, 1992 to 2022.	8	Boston Trust Walden Funds (retired 2022)
[1] The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603. The following table provides information regarding each officer of the Trust.
Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

15

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ June 2022 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Bugni, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-351-4583.

16

NTAM Treasury Assets Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

Investment Adviser
Northern Trust Investments Inc. 50 South LaSalle Street
Chicago, Illinois 60603

Custodian
The Northern Trust Company 50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP 111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP 41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Placement Agent
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

For Additional Information, call
855-351-4583 (toll free)

NT 09/22

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2022

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SHAREHOLDER LETTER

September 30, 2022

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2022 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2022.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan
President
Advisers Investment Trust

1

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

River Canyon Total Return Bond Fund

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	1-Year Return	5-Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
River Canyon Total Return Bond Fund – Institutional Shares	-5.60%	4.02%	4.65%	0.89%	0.67%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.27%	0.64%	-	-

*The Institutional Shares Gross and Net Annual Operating Expense Ratio are 89% and 0.67%, respectively, as per the most recent Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2023, which is exclusive of the Acquired Fund Fees and Expenses reflected in the Prospectus.

Data as of September 30, 2022. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Bloomberg U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

2

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Market Commentary (for fiscal year ended September 30, 2022)

The fiscal year has been a tale of two halves. Expectations for robust economic growth and inflation as the Covid re-opening gathered momentum characterized the year’s first half. In contrast, realized persistent inflation and tight labor markets pushed the Fed and other central banks to raise rates more aggressively than initially anticipated in the year’s second half, creating substantial market volatility. Challenges to restoring and ramping up supply chains to meet demand, and wage pressures, put significant upward pressure on consumer prices as the CPI ended 2021 at 6.8% year-over-year (YoY). Russia’s invasion of Ukraine in February 2022 exacerbated energy price pressures, and by July 2022, the US reported the highest CPI since the 1980s at 9.1% YoY. The Fed began to pivot early in the fiscal year, forecasting three 25bps rate hikes in 2022 and an end to QE purchases. After the Fed hiked 25bps in March 2022, they were forced to make a significant upward shift in their rate increases and hiked 75bps at four consecutive meetings in May, June, July, and September.

Additionally, the Fed began to let their Treasury and RMBS holdings roll off their balance sheet. After hitting record highs in March 2022, markets have been on a downward path as investors have recalibrated asset valuations after a decade of highly accommodative monetary policy. Fixed income market performance has been significantly challenged by rising rates, widening credit spreads, and recession fears, while the stock market is back to pre-Covid levels.

Toward the end of the fiscal year, we saw some signs of higher interest rates getting traction as US CPI moderated to 8.3%, but still well above the Fed’s 2% target, justifying their ongoing hawkish stance. 30yr mortgage rates have climbed to 6.70% as of September 30, 2022 impacting home affordability and slowing the significant increases in house prices over the past couple of years.

The world continues to adjust to the new inflation-fighting regime of global central banks. Notably, the Fed appears to be resolved not to come to the rescue, and consequently, this dislocation in markets is likely to linger for the foreseeable future.

Fund Insights

The Fund navigated the volatility during the fiscal year outperforming its benchmark. The Fund’s shorter duration profile and exposure to floating rate securities were the primary fiscal year performance drivers. The Fund’s allocation to floating rate coupons, shorter duration, and resilient securities during the fiscal year positioned it well as interest rates increased and credit spreads widened. The Fund entered the fiscal year broadly diversified across the structured credit markets but steadily increased its cash allocation in early 2022, which positioned it well to redeploy capital into corporate and structured credit markets as the year progressed. The Fund has been challenged by outflows, as fixed-income mutual funds have seen record outflows. The Fund remains opportunistic in its security selection and its current liquidity to play offense.

Looking Forward

The Fund’s new portfolio management team of Sam Reid and Todd Lemkin continue to manage the portfolio with a focus on delivering strong relative and absolute returns across various interest rate and economic environments while continuing to manage credit and duration risks. We believe the Fund is well-positioned to earn a defensive real return in the near-term. At the same time, the cash and endogenous liquidity created in the portfolio allow us to be in a position to capitalize on dislocations as they appear, providing good entry points to capture long-term returns. The Fund’s fiscal year performance supports momentum in the Fund’s growth as fixed-income investors reassess traditional bond allocations, which have delivered near-record negative returns this past fiscal year. We believe our research process, security level analysis, size, and experience in the corporate and structured product markets position us favorably in managing the Fund’s prospects.

The River Canyon Total Return Bond Fund is offered only by prospectus. The prospectus contains important information, including investment objectives, risks, advisory fees and expenses. Please read the Prospectus carefully before investing or sending money. For a current Prospectus please call 800-245-0371.

Distributed by Foreside Financial Services, LLC.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Disclaimer

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, prepayment risk, duration, risk and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

MBS: Mortgage-Backed Securities

CMBS: Commercial Mortgage-Backed Securities

RMBS: Residential Mortgage-Backed Securities

ABS: Asset Backed Securities

CLO: Collateralized Loan Obligation

Bps: Basis Points (bps) are a unit of measure used in finance to describe the percentage change in the value of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent).

QE: Quantitative easing (QE) is a form of monetary policy in which a central bank, like the U.S. Federal Reserve, purchases securities from the open market to reduce interest rates and increase the money supply.

*River Canyon Fund Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.65% until January 28, 2023.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value

ASSET-BACKED SECURITIES	32.6%
ACC Auto Trust Series 2022-A(a) 4.58%, 07/15/26		$9,169,819	$9,019,572
Barings CLO Ltd. Series 2019-2A (Floating, ICE LIBOR USD 3M + 3.40%, 3.40% Floor)(a)(b) 5.91%, 04/15/36		2,000,000	1,705,102
Business Jet Securities LLC Series 2021-1A(a) 2.92%, 04/15/36		2,134,989	1,812,185
Business Jet Securities LLC Series 2021-1A(a) 5.07%, 04/15/36		2,126,717	1,938,972
Clsec Holdings 22t LLC Series 2021-1(a) 6.17%, 05/11/37		14,529,335	11,822,741
Conn’s Receivables Funding LLC Series 2022-A(a) 5.87%, 12/15/26		3,956,260	3,955,955
Conseco Finance Corp. Series 1998-8(c) 6.98%, 09/01/30		3,317,712	3,080,177
CP EF Asset Securitization I LLC Series 2022-1A(a) 5.96%, 04/15/30		4,511,729	4,458,285
Goldman Home Improvement Issuer Trust Series 2022-GRN1(a)(d)(e)(f) 0.00%, 06/25/52		50,000	6,397,500
Horizon Aircraft Finance I Ltd. Series 2018-1(a) 4.46%, 12/15/38		4,625,827	3,725,132
ICG U.S. CLO Ltd. Series 2020-1A (Floating, ICE LIBOR USD 3M + 3.60%, 3.60% Floor)(a)(b) 6.31%, 01/20/35		3,000,000	2,619,131
KKR CLO Ltd. Series 37A (Floating, ICE LIBOR USD 3M + 3.35%, 3.35% Floor)(a)(b) 6.06%, 01/20/35		5,000,000	4,379,431
Madison Park Funding XLV Ltd. Series 2020-45A (Floating, ICE LIBOR USD 3M + 3.15%, 3.15% Floor)(a)(b) 5.66%, 07/15/34		1,500,000	1,344,539
MAPS Ltd. Series 2019-1A(a) 4.46%, 03/15/44		1,360,631	1,191,439
MF1 LLC Series 2022-FL9 (Floating, CME Term SOFR 1M + 2.15%, 2.15% Floor)(a)(b) 5.17%, 06/19/37		10,000,000	9,872,710
Mission Lane Credit Card Master Trust Series 2022-A(a) 6.92%, 09/15/27		3,000,000	2,933,240
NRZ Excess Spread-Collateralized Notes Series 2021-GTN1(a) 3.47%, 11/25/26		12,094,959	10,601,597
Oasis Securitization Funding LLC Series 2021-1A(a) 2.58%, 02/15/33		498,287	491,419
Oasis Securitization Funding LLC Series 2021-2A(a) 2.14%, 10/15/33		7,225,620	7,024,271
PAGAYA AI Debt Trust Series 2022-2(a) 4.97%, 01/15/30		9,558,187	9,418,772
PMT Issuer Trust - FMSR Series 2022-FT1 (Floating, U.S. 30-Day Average SOFR + 4.19%, 4.19% Floor)(a)(b) 6.49%, 06/25/27		8,000,000	7,929,139

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value

PNMAC GMSR ISSUER TRUST Series 2022-GT1 (Floating, U.S. 30-Day Average SOFR + 4.25%)(a)(b) 6.53%, 05/25/27		$12,000,000	$11,432,122
Project Silver Series 2019-1(a) 3.97%, 07/15/44		3,475,478	2,863,373
Santander Bank Auto Credit-Linked Notes Series 2022-A(a) 9.97%, 05/15/32		2,250,000	2,173,056
Santander Bank Auto Credit-Linked Notes Series 2022-A(a) 12.66%, 05/15/32		8,250,000	7,957,275
Skyline Aircraft Series 2006-S3(f) 6.17%, 08/17/33		4,876,061	4,150,991
Sound Point CLO XXVII Ltd. Series 2020-2A (Floating, ICE LIBOR USD 3M + 3.35%, 3.35% Floor)(a)(b) 6.13%, 10/25/34		5,000,000	4,262,230
Sound Point CLO XXX Ltd. Series 2021-2A (Floating, ICE LIBOR USD 3M + 3.35%, 3.35% Floor)(a)(b) 6.13%, 07/25/34		4,000,000	3,425,559
Sound Point CLO XXXI Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 3.25%, 3.25% Floor)(a)(b) 6.03%, 10/25/34		2,750,000	2,345,332
U.S. Auto Funding Trust Series 2022-1A(a) 3.98%, 04/15/25		4,507,859	4,429,192
U.S. Auto Funding Trust Series 2022-1A(a) 11.79%, 06/15/29		5,000,000	4,548,865
Upstart Securitization Trust Series 2022-2(a) 4.37%, 05/20/32		8,048,701	7,864,252
Upstart Securitization Trust Series 2022-3(a)(d)(e)(f) 0.00%, 06/20/32		5,575	2,001,369

TOTAL ASSET-BACKED SECURITIES (Cost $174,907,532)			163,174,925

BANK DEBTS	9.8%
Caesars Resort Collection LLC 7.67%, 12/23/24		9,973,890	9,725,540
Latam Airlines Group S.A. 0.00%, 10/14/22		10,154,191	10,249,438
Talen Energy Supply LLC(e) 3.80%, 11/13/23		19,348,868	19,329,519
Travelport Finance Luxembourg S.a.r.l. 5.93%, 02/28/25		5,185,969	5,123,322
United Airlines, Inc. 8.82%, 04/21/28		4,987,374	4,751,172

TOTAL BANK DEBTS (Cost $49,707,132)			49,178,991

CORPORATE BONDS	12.3%
Arrow Bidco LLC(a) 9.50%, 03/15/24		3,310,000	3,310,555
Boeing (The) Co.(e) 5.15%, 05/01/30		1,258,000	1,163,710

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value

Centene Corp. 4.25%, 12/15/27		$5,000,000	$4,573,500
Charter Communications Operating LLC 4.91%, 07/23/25		5,000,000	4,875,795
CSC Holdings LLC(a) 7.50%, 04/01/28		3,000,000	2,447,910
LABL, Inc.(a) 10.50%, 07/15/27		14,529,000	12,357,786
Surgery Center Holdings, Inc.(a) 10.00%, 04/15/27		13,000,000	12,642,370
T-Mobile U.S.A., Inc. 2.25%, 02/15/26		5,000,000	4,473,900
TransDigm, Inc.(a) 6.25%, 03/15/26		5,000,000	4,850,000
VICI Properties L.P.(a) 4.25%, 12/01/26		10,000,000	9,025,940
VICI Properties L.P.(a) 3.50%, 02/15/25		2,000,000	1,848,720

TOTAL CORPORATE BONDS (Cost $66,667,274)			61,570,186

	Percentage of Net Assets	Shares	Value

EXCHANGE TRADED FUNDS	1.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(e)
		48,400	4,958,580

TOTAL EXCHANGE TRADED FUNDS (Cost $5,002,140)			4,958,580

	Percentage of Net Assets	Principal Amount	Value

FOREIGN ISSUER BONDS	6.9%
Latam Finance Ltd.(g) 6.88%, 04/11/24		21,780,000	20,929,055
Latam Finance Ltd.(g) 7.00%, 04/11/24		14,000,000	13,562,403

TOTAL FOREIGN ISSUER BONDS (Cost $33,959,600)			34,491,458

MORTGAGE-BACKED SECURITIES	23.0%
PRIVATE	12.0%
Home Equity	11.1%
Angel Oak Mortgage Trust Series 2022-3(a)(c) 4.18%, 01/25/67		6,723,379	5,964,943
Barclays Mortgage Loan Trust Series 2022-INV1(a)(c) 4.57%, 02/25/62		8,472,800	6,790,411
CWHEQ Home Equity Loan Trust Series 2006-S2 5.84%, 07/25/27		272,073	204,055
CWHEQ Home Equity Loan Trust Series 2006-S3 (Step to 6.61% on 11/25/22)(h)(i) 6.02%, 06/25/21		11	601,160

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value

CWHEQ Home Equity Loan Trust Series 2006-S5(i) 5.75%, 06/25/35		$25	$1,770,960
Home Equity Mortgage Trust Series 2006-1 (Floating, ICE LIBOR USD 1M + 0.60%, 0.40% Floor)(b)(e)(f) 0.66%, 05/25/36		2,731,000	2,377,677
Home Equity Mortgage Trust Series 2006-1 (Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor)(b)(e) 3.58%, 05/25/36		2,695,000	2,440,905
Home Equity Mortgage Trust Series 2006-1 (Step to 5.79% on 9/25/35)(h) 5.80%, 05/25/36		475,425	449,942
Home Equity Mortgage Trust Series 2006-3 (Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor)(b) 3.54%, 09/25/36		2,708,000	5,916
Home Equity Mortgage Trust Series 2006-3 (Step to 5.96% on 12/25/32)(h) 5.97%, 09/25/36		2,976,806	2,739,912
Home Equity Mortgage Trust Series 2006-3 (Step to 6.09% on 6/25/31)(h) 6.09%, 09/25/36		4,976,000	1,892,874
Home Equity Mortgage Trust Series 2006-4 (Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor)(b) 3.58%, 11/25/36		1,354,000	4,392
Home Equity Mortgage Trust Series 2006-4 (Floating, ICE LIBOR USD 1M + 0.61%, 0.61% Floor)(b)(e)(f) 3.99%, 11/25/36		4,391,000	128
Home Equity Mortgage Trust Series 2006-4(j) 6.17%, 11/25/36		5,239,894	4,835,482
Home Equity Mortgage Trust Series 2006-4(j) 6.23%, 11/25/36		3,943,796	1,901,521
Home Equity Mortgage Trust Series 2006-5 (Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor)(b) 3.48%, 01/25/37		325,277	46,428
Home Equity Mortgage Trust Series 2006-5 (Step to 1.47% on 2/25/37)(h) 6.00%, 01/25/37		8,302,785	7,645,261
Imperial Fund Mortgage Trust Series 2022-NQM4 (Step to 5.05% on 6/25/26)(a)(h) 5.04%, 06/25/67		4,000,000	3,282,883
Imperial Fund Mortgage Trust Series 2022-NQM5 (Step to 6.35% on 8/25/26)(a)(h) 6.25%, 08/25/67		4,125,000	3,641,378
Indymac Residential Mortgage-Backed Trust Series 2005-L3 (Floating, ICE LIBOR USD 1M + 0.44%, 0.44% Floor)(b) 3.52%, 12/16/35		1,196,386	897,290
JP Morgan Resecuritization Trust Series 2009-7(a)(c) 7.00%, 09/27/37		9,587,937	4,335,148

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value

PRPM Trust Series 2022-INV1(a)(c) 4.45%, 04/25/67		$2,600,000	$2,212,532
Residential Asset Securitization Trust Series 2006-A6 (Floating, 5.90% - ICE LIBOR USD 1M, 5.90% Cap)(b)(e)(k) 2.82%, 07/25/36		11,970,194	1,284,572

Total Home Equity (Cost $56,869,695)			55,325,770

Commercial Mortgage-Backed Securities	0.9%
CSMC Trust Series 2022-NQM4 (Step to 4.95% on 7/25/26)(a)(h) 4.82%, 06/25/67		4,949,751	4,654,632

Total Commercial Mortgage-Backed Securities (Cost $4,755,248)			4,654,632

U.S. GOVERNMENT AGENCIES	11.0%
FREMF Mortgage Trust Series 2019-KF59 (Floating, ICE LIBOR USD 1M + 6.00%, 6.00% Floor)(a)(b) 8.55%, 02/25/29		31,406,020	31,607,647
Government National Mortgage Association Series 2021-205 (Floating, 3.20% - U.S. 30-Day Average SOFR, 3.20% Cap)(b)(e)(k) 0.92%, 11/20/51		187,286,680	4,009,995
Government National Mortgage Association Series 2021-70(c)(e)(k) 0.71%, 04/16/63		288,683,103	19,429,845

TOTAL U.S. GOVERNMENT AGENCIES (Cost $68,102,312)			55,047,487

TOTAL MORTGAGE-BACKED SECURITIES (Cost $129,727,255)			115,027,889

U.S. GOVERNMENT OBLIGATIONS	1.8%
U.S. Treasury Note(l) 2.75%, 08/15/32		10,000,000	9,143,750

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,389,831)			9,143,750

MUNICIPAL BONDS	6.5%
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond(m) 7.50%, 08/20/40		31,681,998	27,721,748
Puerto Rico Commonwealth Notes, Subseries CW(e)(n) 0.00%, 11/01/43		10,000,000	5,000,000

TOTAL MUNICIPAL BONDS (Cost $33,952,517)			32,721,748

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets		Shares	Value

SHORT-TERM INVESTMENTS	10.0%
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(o)			49,907,889	$49,907,889

TOTAL SHORT-TERM INVESTMENTS (Cost $49,907,889)				49,907,889

TOTAL INVESTMENTS (Cost $553,221,170)	103.9%			520,175,416

NET OTHER ASSETS (LIABILITIES)	(3.9%	)		(19,598,578)

NET ASSETS	100.0%			$500,576,838

(a)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)Floating rate security. The rate presented is the rate in effect at September 30, 2022, and the related index and spread are shown parenthetically for each security.

(c)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)Equity tranche security.

(e)Non-income producing security.

(f)Security valued pursuant to Level 3 unobservable inputs.

(g)Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(h)Step coupon bond. Rate as of September 30, 2022 is disclosed.

(i)FGIC insured bond in which the current value primarily relates to pending insurance payments.

(j)The interest rate on this certificate may increase 0.50% per annum after the first possible optional termination date.

(k)Interest only security

(l)Discount rate at the time of purchase.

(m)Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(n)These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(o)7-day current yield as of September 30, 2022 is disclosed.

Abbreviations:

CLO – Collateralized Loan Obligation

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

River Canyon Total Return Bond Fund

Assets:
Investments, at value (Cost: $553,221,170)	$520,175,416
Receivable for interest	3,084,606
Receivable for dividends	101,894
Receivable for investments sold	10,133,089
Receivable for capital shares sold	73,390
Prepaid expenses	29,380

Total Assets	533,597,775

Liabilities:
Securities purchased payable	31,956,758
Capital shares redeemed payable	198,383
Investment advisory fees payable	186,905
Accounting and Administration fees payable	532,346
Accrued expenses and other payables	146,545

Total Liabilities	33,020,937

Net Assets	$500,576,838

Institutional Shares:
Net Assets	$500,576,838
Shares of common stock outstanding	49,715,053

Net asset value per share	$10.07

Net Assets:
Paid in capital	$576,238,654
Distributable earnings (loss)	(75,661,816)

Net Assets	$500,576,838

See Notes to Financial Statements.

11

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

River Canyon Total Return Bond Fund

Investment Income:
Dividend income	$329,839
Interest income	43,161,005

Total investment income	43,490,844

Operating expenses:
Investment advisory	5,583,321
Accounting and Administration	735,238
Regulatory and Compliance	357,696
Trustees	80,433
Legal	74,360
Interest expense	9,806
Other	235,580

Total expenses before reductions	7,076,434
Expenses reduced by Adviser	(1,483,301)

Net expenses	5,593,133

Net investment income	37,897,711

Realized and Unrealized Losses from Investment Activities:
Net realized losses from investment transactions	(40,159,695)
Change in unrealized appreciation (depreciation) on investments	(45,030,505)

Net realized and unrealized losses from investment activities	(85,190,200)

Change in Net Assets Resulting from Operations	$(47,292,489)

See Notes to Financial Statements.

12

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	River Canyon Total Return Bond Fund

	2022	2021

Increase (decrease) in net assets:
Operations:
Net investment income	$37,897,711	$14,687,938
Net realized gains (losses) from investment transactions	(40,159,695)	(3,492,012)
Change in unrealized appreciation (depreciation) on investments	(45,030,505)	14,237,200

Change in net assets resulting from operations	(47,292,489)	25,433,126

Dividends paid to shareholders:
From distributable earnings	(35,831,722)	(19,000,650)

Total dividends paid to shareholders	(35,831,722)	(19,000,650)

Capital Transactions:
Proceeds from sale of shares	727,783,543	789,780,365
Value of shares issued to shareholders in reinvestment of dividends	32,442,475	15,939,141
Value of shares redeemed	(1,045,178,807)	(109,800,387)

Change in net assets from capital transactions	(284,952,789)	695,919,119

Change in net assets	(368,077,000)	702,351,595
Net assets:
Beginning of year	868,653,838	166,302,243

End of year	$500,576,838	$868,653,838

Share Transactions:
Sold	66,569,894	71,245,080
Reinvested	3,039,952	1,444,402
Redeemed	(97,903,369)	(9,908,796)

Change	(28,293,523)	62,780,686

See Notes to Financial Statements.

13

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	River Canyon Total Return Bond Fund

	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net asset value, beginning of year	$11.14		$10.92		$11.17	$10.41	$10.35

Income (loss) from operations:
Net investment income	0.49		0.40		0.33	0.24	0.46
Net realized and unrealized gains (losses) from investments	(1.09)		0.46		0.02	0.79	0.05

Total from investment operations	(0.60)		0.86		0.35	1.03	0.51

Less distributions paid:
From net investment income	(0.47)		(0.40)		(0.35)	(0.27)	(0.45)
From net realized gains on investments	—		(0.24)		(0.25)	—	—

Total distributions paid	(0.47)		(0.64)		(0.60)	(0.27)	(0.45)

Change in net asset value	(1.07)		0.22		(0.25)	0.76	0.06

Net asset value, end of year	$10.07		$11.14		$10.92	$11.17	$10.41

Total return	(5.60%)		8.10%		3.20%	10.16%	5.00%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$500,577		$868,654		$166,302	$115,186	$26,278
Ratio of net expenses to average net assets	0.65%		0.66	%(a)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.41%		3.51%		3.02%	2.60%	4.39%
Ratio of gross expenses to average net assets(b)	0.82%		0.88%		1.06%	1.48%	2.43%
Portfolio turnover rate	122.12	%(c)	55.64%		44.82%	30.46%	46.78%

(a)	Expenses include interest expense on reverse repurchase agreements of 0.01%, which is excluded from the Fund’s contractual expense limit.
(b)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c)	The portfolio turnover rate increased during the year in connection with increased shareholder activity in the Fund.

See Notes to Financial Statements.

14

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). During that time, investments in the Fund were made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The investment objective of the Fund is to seek to maximize total return. The Fund has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, (the “1940 Act”) since July 2018. Effective April 26, 2021, the Fund determined to continue to be managed as a diversified fund.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.    Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

15

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee would in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated River Canyon Fund Management LLC, as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing the Fund’s investments based upon the three fair value levels defined above:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Investments in Securities:
Asset-Backed Securities	$—	$150,625,065	$12,549,860	$163,174,925
Bank Debts	—	49,178,991	—	49,178,991
Corporate Bonds	—	61,570,186	—	61,570,186
Mortgage-Backed Securities	—	112,650,084	2,377,805	115,027,889
Municipal Bonds	—	32,721,748	—	32,721,748
Short-Term Investments	49,907,889	—	—	49,907,889
Foreign Issuer Bonds	—	34,491,458	—	34,491,458
Exchange Traded Funds	4,958,580	—	—	4,958,580
U.S. Government Obligations	—	9,143,750	—	9,143,750

Total Assets - Investment in Securities	$54,866,469	$450,381,282	$14,927,665	$520,175,416

Total Investments	$54,866,469	$450,381,282	$14,927,665	$520,175,416

The Level 3 securities noted above were held at the prior year end or transferred into Level 3 during the current year ended September 30, 2022. The value of these securities compared to the total Fund net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

16

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers securities in exchange for cash to a counterparty, with a simultaneous agreement to repurchase the same or substantially same securities at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the securities delivered to the counterparty during the term of the agreement. Cash received in exchange for the securities delivered will accrue interest to be paid by the Fund to the counterparty and is recorded as a component of interest expense on the Statement of Operations. The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under the agreements. As of September 30, 2022, there were no reverse repurchase agreements held by the Fund.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

17

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

As of September 30, 2022, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2022, 2021, 2020 and 2019 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.    Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Second Amended and Restated Investment Advisory Agreement (the “Agreement”) with the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.65% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual asset-based fee, a basis-point fee based on the Fund’s daily net assets, subject to an overall annual minimum fee of $125,000 for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2022, the aggregate Trustee compensation paid by the Trust was $472,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2023. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date in which the waiver or

18

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

For the year ended September 30, 2022, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

Fund	Advisory Fee to River Canyon	Expenses Reduced by River Canyon	Advisory Fees Recouped by River Canyon

River Canyon Total Return Bond Fund	$5,583,321	$1,483,301	$—

The balances of recoverable expenses to River Canyon by the Fund at September 30, 2022 were as follows:

For the:	Expiring	River Canyon

Year Ended September 30, 2020	September 30, 2023	$569,246
Year Ended September 30, 2021	September 30, 2024	932,666
Year Ended September 30, 2022	September 30, 2025	1,483,301

Balances of Recoverable Expenses to the Adviser		$2,985,213

During the year ended September 30, 2022, the Fund engaged in security purchases totaling approximately $11 million with other entities managed by one or more affiliates of the Fund’s Adviser. These transactions complied with Rule 17a-7 under the 1940 Act.

C.     Investment Transactions

For the year ended September 30, 2022, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales

River Canyon Total Return Bond Fund	$855,585,360	$1,106,125,487

D.    Federal Income Tax

As of September 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

River Canyon Total Return Bond Fund	$554,183,321	$3,425,899	$(37,433,804)	$(34,007,905)

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2022 and September 30, 2021 for the Fund was as follows:

River Canyon Total Return Bond Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2022	$35,831,722	$—	$35,831,722	$—	$35,831,722
2021	$16,999,791	$2,000,859	$19,000,650	$—	$19,000,650

19

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

As of the tax year ended September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized (Depreciation)	Total Accumulated (Deficit)

River Canyon Total Return Bond Fund	$1,507,884	$ —	$1,507,884	$ —	$(43,161,795)	$(34,007,905)	$(75,661,816)

As of the tax year ended September 30, 2022, capital losses incurred by the Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

River Canyon Total Return Bond Fund	$37,309,744	$5,852,051

E.    Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

F.    Other Risks

The Fund is subject to market risk, which is the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may be impacted by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. These events can have a significant impact on the Fund’s operations and performance.

Instruments in which the Fund invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Abandonment of LIBOR and the transition of a new reference rate could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty, market instability and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

20

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of the River Canyon Total Return Bond Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Trust as of September 30, 2022, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the

21

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 21, 2022

We have served as the auditor of one or more River Canyon Fund Management LLC investment companies since 2015.

22

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

A.	Security Allocation as of September 30, 2022

Market Exposure

Securities	% of Net Assets

Asset-Backed Securities	32.6
Mortgage-Backed Securities	23.0
Corporate Bonds	12.3
Bank Debts	9.8
Foreign Issuer Bonds	6.9
Municipal Bonds	6.5
U.S. Government Obligations	1.8
Exchange Traded Funds	1.0

Total	93.9%

5 Largest Security Positions

Issuer	% of Net Assets

FREMF Mortgage Trust Series 2019-KF59 8.55%, 2/25/29	6.3%
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond 7.50%, 8/20/40	5.5
Latam Finance Ltd. 6.88%, 4/11/24	4.2
Government National Mortgage Association Series 2021-70 0.71%, 4/16/63	3.9
Talen Energy Supply LLC 3.80%, 11/13/23	3.9

Total	23.8%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid 4/1/22–9/30/22*

Actual	0.65%	$1,000.00	$967.60	$3.21
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

23

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

C.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures of the Fund by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 800-245-0371 (toll free).

D.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Robert Gordon Year of Birth: 1961	Trustee	Indefinite/ January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	8	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds, 1992 to 2022.	8	Boston Trust Walden Funds (retired 2022)

1 The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

24

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/June 2022 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A

Kara M. Scheider Year of Birth: 1973	Assistant Secretary	Indefinite/ May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Bugni, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

25

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

26

River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
●	Account History, including information about the transactions and balances in a customer’s account(s); and
●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

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(This page has been intentionally left blank)

Investment Adviser

River Canyon Fund Management LLC

2728 North Harwood Street, 2nd Floor

Dallas, Texas 75201

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

RC 09/22

September 30, 2022

State Farm Funds

ANNUAL REPORT

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Investors may obtain a copy of the proxy voting policies and procedures by writing to Advisers Investment Trust in the name of the respective Fund, P.O. Box 182330, Columbus, OH 43218-2330 or by calling the Fund at 866-342-2418 (toll free) or 312-557-7940. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ended June 30 is available without charge, upon request, by calling 866-342-2418 (toll free) or 312-557-7940 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Funds file their respective complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their respective reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling 866-342-2418 (toll free) or 312-557-7940.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MESSAGE TO SHAREHOLDERS

September 30, 2022

Dear Shareholders,

Thank you for investing with State Farm Funds®. Enclosed is the Annual Report for the 12-month period ended September 30, 2022, for the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (the “State Farm Funds” or the “Funds”), each a series of Advisers Investment Trust (“the Trust”). In this report you will find management’s discussion of the investment philosophy and process for each of the State Farm Funds in the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

The State Farm Funds are advised by State Farm Investment Management Corp. with Northern Trust Investments, Inc. providing day-to-day portfolio management as the sub-adviser. The Northern Trust Company serves as the Funds’ administrator, fund accountant, custodian, and transfer agent.

State Farm Investment Management Corp., the Investment Adviser, has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Sincerely,

Sarah Mineau
Vice President
State Farm Investment Management Corp.

[1]	Investing involves risk, including potential for loss.

[2]	Asset allocation does not assure a profit or protect against loss.

1

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. In general, the Sub-Adviser employs a long-term ownership strategy, which emphasizes buying securities as long-term investments. While the Fund seeks to maintain sector weights consistent within 3% to 5% of each sector’s weight in the S&P 500 Index (the “Index”), the Fund’s benchmark index, in making investment decisions on specific securities, the Sub-Adviser uses statistical modeling and research to look for companies with strong profitability and cash flows within their sector and strong management efficiency.

Describe the relevant market environment as it related to the Fund for the reporting period.

After starting the fourth quarter of 2021 strong, equity and fixed income markets faltered in late November due to the Omicron COVID-19 variant. However, investor sentiment proved to be resilient, as the value of assets improved from their intra-quarter lows. The quarter was particularly strong for the S&P 500, which returned 11.02%. The West Texas Intermediate (WTI), an oil benchmark, ended the quarter at roughly $75 a barrel, returning less than 1% during the quarter. The U.S. labor market continued to improve, with an increase in the labor force participation rate. Inflation dominated the financial press as it recorded some of the highest levels in decades. Ultimately, the abnormally high inflation readings forced the Federal Reserve (Fed) to announce asset purchase tapering, followed by an increase in the speed of tapering, and to retire the word “transitory” from their communications regarding inflation. The language and actions of the Fed encouraged market participants to forecast rate hikes sooner rather than later. The final quarter of 2021 proved to be another positive one for the U.S. economy, despite frequent headwinds.

It was a challenging start to 2022 for equity and fixed income markets. COVID-19 moved away from the forefront of investors’ minds, as inflation and the path of monetary policy took precedence. The Treasury curve flattened, as front-end interest rates rose more than long-end rates and sent yields to multi-year highs. Additionally, the war in Ukraine pushed oil prices significantly higher, further adding to inflationary pressures. WTI crude oil ended the first quarter at $100 a barrel, after reaching a peak of roughly $124 a barrel during the quarter. The labor market saw continuous improvement with an improving labor force participation rate. Sustained high inflation coupled with the economic backdrop encouraged the Federal Open Markets Committee (FOMC) to raise interest rates by 25 basis points (0.25%) at their March meeting. The FOMC continuously reiterated their commitment to maintain price stability and implied that rate hikes may be faster and more frequent than previously expected to achieve this.

After a difficult start to 2022, equities and fixed income markets fared no better in the second quarter. Inflation and interest rate hikes were top of mind for investors. The Fed moved at speeds previously unanticipated, raising interest rates 50 basis points and 75 basis points in May and June, respectively. The June move was the first of its size since 1994, in an attempt to crush inflation. Additionally, the Fed announced that it would allow securities to roll off its balance sheet. As market participants grappled with the path of inflation, monetary policy, and future economic growth, the Treasury curve moved higher with several parts of the curve inverting. The labor market remained tight, underscoring the difficulty employers have finding workers. The geopolitical backdrop was virtually unchanged with a long-term solution to Ukraine-Russia appearing unlikely.

Equity markets continued their slide in volatile fashion in the third quarter of 2022 as investors grappled with persistent inflation, the rising risk of recession and a very hawkish Fed. The Fed raised the federal funds target range by 75 basis points twice, ending the quarter at a range of 3.00-3.25%. By quarter end, the 2022 year end dot plot projected a federal funds rate of 4.4% up from 3.4% in June further signaling the resolve to reduce inflation. The Treasury curve moved higher and further inverted as short rates reacted to monetary policy and the long end anchored to future economic growth. Labor market conditions remained tight with an increase in the labor force participation rate, which gave way to a slight increase in the unemployment rate from 3.6% to 3.7%. WTI oil fell 25% during the third quarter of 2022 as recession fears and Chinese lockdowns contributed to downward pressure on oil prices.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2022, the State Farm Growth Fund experienced a total return of -8.99% after expenses, compared to a -15.47% total return for the S&P 500 Index. The S&P 500 Index posted a strong finish to 2021, ending the year near all-time highs, and the Growth Fund outperformed the Index by a small margin in the fourth quarter. While the Growth Fund posted a negative return in the first three quarters of 2022, it considerably outperformed the Index over the same period. The Growth Fund’s tilt to high quality and low volatility served the portfolio well as uncertainty roiled the financial markets, and the portfolio’s exposure to quality dividend yield also contributed to out performance by providing a relatively stable source of returns.

2

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2022 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2022**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Growth Fund	-8.99%	8.75%	10.05%	0.16%	0.12%
Benchmark: S&P 500 Index	-15.47%	9.24%	11.70%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Growth Fund, a series of the State Farm Associates’ Funds Trust (the “Growth Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Growth Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Growth Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

3

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in pursuit of long-term growth of principal while providing some current income. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 65% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Sub-Adviser chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate income. Under normal market conditions, the Fund invests approximately 35% and at least 25% of its total assets in a representative sample of fixed income securities in the Bloomberg Intermediate U.S. Government/Credit Bond Index (the “Index”). The Fund will buy and sell fixed income securities with the goal of achieving overall duration and total return similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

After starting the fourth quarter of 2021 strong, equity and fixed income markets faltered in late November due to the Omicron COVID-19 variant. However, investor sentiment proved to be resilient, as the value of assets improved from their intra-quarter lows. The quarter was particularly strong for the S&P 500, which returned 11.02%. The West Texas Intermediate (WTI), an oil benchmark, ended the quarter at roughly $75 a barrel, returning less than 1% during the quarter. The U.S. labor market continued to improve, with an increase in the labor force participation rate. Inflation dominated the financial press as it recorded some of the highest levels in decades. Ultimately, the abnormally high inflation readings forced the Federal Reserve (Fed) to announce asset purchase tapering, followed by an increase in the speed of tapering, and to retire the word “transitory” from their communications regarding inflation. The language and actions of the Fed encouraged market participants to forecast rate hikes sooner rather than later. The final quarter of 2021 proved to be another positive one for the U.S. economy, despite frequent headwinds.

It was a challenging start to 2022 for equity and fixed income markets. COVID-19 moved away from the forefront of investors’ minds, as inflation and the path of monetary policy took precedence. The Treasury curve flattened, as front-end interest rates rose more than long-end rates and sent yields to multi-year highs. Additionally, the war in Ukraine pushed oil prices significantly higher, further adding to inflationary pressures. WTI crude oil ended the first quarter at $100 a barrel, after reaching a peak of roughly $124 a barrel during the quarter. The labor market saw continuous improvement with an improving labor force participation rate. Sustained high inflation coupled with the economic backdrop encouraged the Federal Open Markets Committee (FOMC) to raise interest rates by 25 basis points (0.25%) at their March meeting. The FOMC continuously reiterated their commitment to maintain price stability and implied that rate hikes may be faster and more frequent than previously expected to achieve this.

After a difficult start to 2022, equities and fixed income markets fared no better in the second quarter. Inflation and interest rate hikes were top of mind for investors. The Fed moved at speeds previously unanticipated, raising interest rates 50 basis points and 75 basis points in May and June, respectively. The June move was the first of its size since 1994, in an attempt to crush inflation. Additionally, the Fed announced that it would allow securities to roll off its balance sheet. As market participants grappled with the path of inflation, monetary policy, and future economic growth, the Treasury curve moved higher with several parts of the curve inverting. The labor market remained tight, underscoring the difficulty employers have finding workers. The geopolitical backdrop was virtually unchanged with a long-term solution to Ukraine-Russia appearing unlikely.

Equity and fixed income markets continued their slide in volatile fashion in the third quarter of 2022 as investors grappled with persistent inflation, the rising risk of recession and a very hawkish Fed. The Fed raised the federal funds target range by 75 basis points twice, ending the quarter at a range of 3.00-3.25%. By quarter end, the 2022 year end dot plot projected a federal funds rate of 4.4% up from 3.4% in June further signaling the resolve to reduce inflation. The Treasury curve moved higher and further inverted as short rates reacted to monetary policy and the long end anchored to future economic growth. Labor market conditions remained tight with an increase in the labor force participation rate, which gave way to a slight increase in the unemployment rate from 3.6% to 3.7%. WTI oil fell 25% during the third quarter of 2022 as recession fears and Chinese lockdowns contributed to downward pressure on oil prices.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2022, the State Farm Balanced Fund experienced a total return of -9.20% after expenses, compared to a -13.30% return for the blended benchmark of the Fund. The tilt to high quality and low volatility served the equity portion of the Fund well as uncertainty roiled the financial markets, and the portfolio’s exposure to quality dividend yield also contributed to outperformance by providing a relatively stable source of returns. The fixed income portion of the Fund outperformed the Fund’s fixed income benchmark due to the Fund’s security selection.

4

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2022 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2022****

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio*****	Net Expense Ratio*****
State Farm Balanced Fund	-9.20%	6.50%	7.11%	0.17%	0.14%
Benchmark: S&P 500 Index	-15.47%	9.24%	11.70%	—	—
Benchmark: Bloomberg Intermediate U.S. Government/Credit Index	-10.14%	0.38%	1.00%	—	—
Benchmark: Blended Benchmark	-13.30%	6.42%	8.08%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Intermediate U.S. Government/Credit Index contains 5,307 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

***	The Northern Trust Company computes the Blended Benchmark using 65% S&P 500 Index and 35% Bloomberg Intermediate U.S. Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Intermediate U.S. Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

****

The Fund is the successor to the State Farm Balanced Fund, a series of the State Farm Associates’ Funds Trust (the “Balanced Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Balanced Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Balanced Predecessor Fund for the periods prior to the reorganization.

*****	Expense ratios are per the most recent Fund Prospectus dated January 28, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

5

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a manner that seeks to provide investment results approximating the performance of the Bloomberg 1-5 Year U.S. Treasury Index. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. Under normal circumstances, the Fund invests substantially all its net assets in a representative sample of the U.S. Treasury obligations included in the Bloomberg 1-5 Year U.S. Treasury Index (the “Index”). The Sub-Adviser tries to replicate the investment composition and performance of the Index using computer programs and statistical procedures. The Fund will buy and sell securities with the goal of achieving an overall duration and total return for the Fund similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

After starting the fourth quarter of 2021 strong, equity and fixed income markets faltered in late November due to the Omicron COVID-19 variant. However, investor sentiment proved to be resilient, as the value of assets improved from their intra-quarter lows. The quarter was particularly strong for the S&P 500, which returned 11.02%. The West Texas Intermediate (WTI), an oil benchmark, ended the quarter at roughly $75 a barrel, returning less than 1% during the quarter. The U.S. labor market continued to improve, with an increase in the labor force participation rate. Inflation dominated the financial press as it recorded some of the highest levels in decades. Ultimately, the abnormally high inflation readings forced the Federal Reserve (Fed) to announce asset purchase tapering, followed by an increase in the speed of tapering, and to retire the word “transitory” from their communications regarding inflation. The language and actions of the Fed encouraged market participants to forecast rate hikes sooner rather than later. The final quarter of 2021 proved to be another positive one for the U.S. economy, despite frequent headwinds.

It was a challenging start to 2022 for equity and fixed income markets. COVID-19 moved away from the forefront of investors’ minds, as inflation and the path of monetary policy took precedence. The Treasury curve flattened, as front-end interest rates rose more than long-end rates and sent yields to multi-year highs. Additionally, the war in Ukraine pushed oil prices significantly higher, further adding to inflationary pressures. WTI crude oil ended the first quarter at $100 a barrel, after reaching a peak of roughly $124 a barrel during the quarter. The labor market saw continuous improvement with an improving labor force participation rate. Sustained high inflation coupled with the economic backdrop encouraged the Federal Open Markets Committee (FOMC) to raise interest rates by 25 basis points (0.25%) at their March meeting. The FOMC continuously reiterated their commitment to maintain price stability and implied that rate hikes may be faster and more frequent than previously expected to achieve this.

After a difficult start to 2022, equities and fixed income markets fared no better in the second quarter. Inflation and interest rate hikes were top of mind for investors. The Fed moved at speeds previously unanticipated, raising interest rates 50 basis points and 75 basis points in May and June, respectively. The June move was the first of its size since 1994, in an attempt to crush inflation. Additionally, the Fed announced that it would allow securities to roll off its balance sheet. As market participants grappled with the path of inflation, monetary policy, and future economic growth, the Treasury curve moved higher with several parts of the curve inverting. The labor market remained tight, underscoring the difficulty employers have finding workers. The geopolitical backdrop was virtually unchanged with a long-term solution to Ukraine-Russia appearing unlikely.

Equity and fixed income markets continued their slide in volatile fashion in the third quarter of 2022 as investors grappled with persistent inflation, the rising risk of recession and a very hawkish Fed. The Fed raised the federal funds target range by 75 basis points twice, ending the quarter at a range of 3.00-3.25%. By quarter end, the 2022 year end dot plot projected a federal funds rate of 4.4% up from 3.4% in June further signaling the resolve to reduce inflation. The Treasury curve moved higher and further inverted as short rates reacted to monetary policy and the long end anchored to future economic growth. Labor market conditions remained tight with an increase in the labor force participation rate, which gave way to a slight increase in the unemployment rate from 3.6% to 3.7%. WTI oil fell 25% during the third quarter as recession fears and Chinese lockdowns contributed to downward pressure on oil prices.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2022, the State Farm Interim Fund experienced a total return of -7.17% after expenses, compared to a -7.04% return for the Bloomberg 1-5 Year U.S. Treasury. The Fund closely tracked its benchmark for the period.

6

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2022 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2022**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Interim Fund	-7.17%	0.19%	0.39%	0.22%	0.16%
Benchmark: Bloomberg 1-5 Year U.S. Treasury Index	-7.04%	0.35%	0.59%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Interim Fund, a series of the State Farm Associates’ Funds Trust (the “Interim Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Interim Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Interim Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

7

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Under normal circumstances, the Fund invests so that either (1) at least 80% of the Fund’s net investment is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from federal income tax. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Sub-Adviser will invest the Fund’s assets primarily in a diversified selection of municipal bonds with maturities of one to 17 years, although from time to time the Sub-Adviser may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The municipal bond market was under pressure throughout much of the fiscal year, in one of the worst years for municipals on record as interest rates rose dramatically and the market environment turned negative. Treasury yields rose throughout 2022 and the Fed turned hawkish in their policy stance as inflation rose to levels not seen in 40 years, raising rates slowly before ramping up the pace of fed fund rate hikes into the second and third quarters of 2022, while moving forward on the reduction of its balance sheet. Starting from a level of low yields and volatility at the end of 2021, municipal yields rose in tandem with treasury yields and volatility in the municipal bond market increased meaningfully to begin 2022. Municipal bond mutual fund outflows accelerated throughout the year, with total outflows of $91.5B at the end of the reporting period, representing a record since the data series began in 1992. The new issuance of municipal bonds started the year at a steady pace, but slowed into the second half, as rates rose and municipal bond re-financings were priced out of the market and became less attractive.

There were periods of stronger demand and two months of positive performance in the fiscal year ending September 30, 2022, and while the increase in yields affected longer duration portfolios to a greater extent, the steep increase in short maturity yields negatively impacted even the shortest duration portfolios. The overall yield curve flattened, but remained steep compared to the negatively-sloped treasury curve. Overall municipal bond credit spreads widened, with lower-rated credits and sectors underperforming their higher-rated counterparts, but spreads generally remained tight versus historical comparisons, following the tightening of credit spreads in the second half of 2021 and 2022.

How did the Fund perform during the reporting period?

For the 12-month period ended September 30, 2022, the State Farm Municipal Bond Fund experienced a total return of -9.51% after expenses, compared to a -9.11% return for the Bloomberg 7-Year Municipal Bond Index. In addition to expenses, the difference in coupon structure, with the Fund holding a much lower average coupon than the index, contributed directly to the under performance of the Fund versus the index for the period. The Fund’s overall yield curve positioning, which consisted of longer and shorter maturities than the Bloomberg 7-Year Municipal Bond Index, contributed positively to performance of the Fund as the yield curve flattened, as did the higher credit quality positioning of the Fund versus the index as credit spreads widened.

8

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2022 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of a hypothetical $10,000 investment for the years ended September 30

Average Annual Total Returns as of September 30, 2022**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Municipal Bond Fund	-9.51%	0.63%	1.58%	0.19%	0.17%
Benchmark: Bloomberg 7-Year Municipal Bond Index	-9.11%	0.71%	1.63%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Municipal Bond Fund, a series of the State Farm Associates’ Funds Trust (the “Municipal Bond Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Municipal Bond Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Municipal Bond Predecessor Fund for the periods prior to the reorganization.

***	Expense ratios are per the most recent Fund Prospectus dated January 28, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2025.

9

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Shares	Value
Common Stocks (98.78%)

Advertising & Marketing (0.24%)
Interpublic Group of Cos. Inc., The	528,100	$13,519,360

Aerospace & Defense (0.16%)
General Dynamics Corp.	42,400	8,996,008

Apparel & Textile Products (0.40%)
NIKE Inc., Class B	20,000	1,662,400
Ralph Lauren Corp.	113,300	9,622,569
Tapestry Inc.	405,900	11,539,737

		22,824,706

Asset Management (0.38%)
BlackRock Inc.	17,100	9,409,788
Invesco Ltd.	15,800	216,460
Janus Henderson Group PLC	584,200	11,865,102

		21,491,350

Automotive (1.09%)
Tesla Inc.(a)	234,800	62,280,700

Banking (2.18%)
Bank of America Corp.	131,400	3,968,280
Citigroup Inc.	105,800	4,408,686
First Hawaiian Inc.	445,400	10,970,202
M&T Bank Corp.	62,000	10,931,840
Prosperity Bancshares Inc.	137,200	9,148,496
Wells Fargo & Co.	2,116,100	85,109,542

		124,537,046

Beverages (2.25%)
Coca-Cola Co., The	847,000	47,448,940
PepsiCo Inc.	496,000	80,976,960

		128,425,900

Biotechnology & Pharmaceuticals (18.58%)
AbbVie Inc.	626,800	84,122,828
Amgen Inc.	176,485	39,779,719
Bristol-Myers Squibb Co.	20,900	1,485,781
Eli Lilly & Co.	934,500	302,170,575
Gilead Sciences Inc.	132,500	8,173,925
Johnson & Johnson	2,481,300	405,345,168
Merck & Co. Inc.	82,250	7,083,370
Organon & Co.	17,103	400,210
Pfizer Inc.	2,214,832	96,921,048
Regeneron Pharmaceuticals Inc.(a)	15,100	10,401,937
Zoetis Inc.	705,396	104,603,173

		1,060,487,734

Cable & Satellite (0.28%)
Charter Communications Inc., Class A(a)	13,700	4,155,895
Comcast Corp., Class A	23,500	689,255
DISH Network Corp., Class A(a)	29,800	412,134
Sirius XM Holdings Inc.	1,831,000	10,455,010

		15,712,294

	Shares	Value
Common Stocks (Cont.)

Chemicals (4.46%)
Air Products and Chemicals Inc.	829,800	$193,119,354
Ashland Global Holdings Inc.	71,300	6,771,361
International Flavors & Fragrances Inc.	524,541	47,644,059
Sherwin-Williams Co., The	35,300	7,227,675

		254,762,449

Commercial Support Services (0.87%)
Cintas Corp.	11,800	4,580,642
H&R Block Inc.	547,700	23,299,158
Republic Services Inc.	76,400	10,393,456
Waste Management Inc.	72,800	11,663,288

		49,936,544

Construction Materials (2.87%)
Vulcan Materials Co.	1,039,200	163,892,232

Consumer Services (0.31%)
Grand Canyon Education Inc.(a)	105,600	8,685,600
Service Corp. International	151,000	8,718,740

		17,404,340

Containers & Packaging (0.80%)
AptarGroup Inc.	409,497	38,914,500
International Paper Co.	207,600	6,580,920

		45,495,420

Diversified Industrials (2.56%)
3M Co.	152,000	16,796,000
Emerson Electric Co.	126,400	9,255,008
Honeywell International Inc.	11,700	1,953,549
Illinois Tool Works Inc.	652,300	117,837,995

		145,842,552

E-Commerce Discretionary (0.51%)
Amazon.com Inc.(a)	245,000	27,685,000
Etsy Inc.(a)	17,000	1,702,210

		29,387,210

Electric Utilities (0.98%)
AES Corp., The	170,700	3,857,820
Dominion Energy Inc.	139,500	9,640,845
Duke Energy Corp.	69,700	6,483,494
Hawaiian Electric Industries Inc.	54,200	1,878,572
IDACORP Inc.	89,600	8,871,296
Public Service Enterprise Group Inc.	153,500	8,631,305
Southern Co., The	118,100	8,030,800
WEC Energy Group Inc.	94,700	8,469,021

		55,863,153

Electrical Equipment (0.00%)
Generac Holdings Inc.(a)	1,300	231,582

Entertainment Content (4.32%)
Paramount Global, Class B	11,800	224,672

10	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Shares	Value
Common Stocks (Cont.)

Entertainment Content (Cont.)
Walt Disney Co., The(a)	2,609,440	$246,148,475
Warner Bros Discovery Inc.(a)	20,400	234,600

		246,607,747

Food (1.33%)
General Mills Inc.	33,900	2,597,079
Kellogg Co.	179,400	12,497,004
McCormick & Co. Inc.	856,600	61,049,882

		76,143,965

Gas & Water Utilities (0.09%)
American Water Works Co. Inc.	39,500	5,141,320

Health Care Facilities & Services (0.76%)
Cardinal Health Inc.	138,400	9,228,512
Chemed Corp.	18,700	8,163,672
CVS Health Corp.	21,000	2,002,770
IQVIA Holdings Inc.(a)	48,900	8,857,746
UnitedHealth Group Inc.	29,500	14,898,680

		43,151,380

Home & Office Products (0.67%)
HNI Corp.	1,439,200	38,153,192

Household Products (2.38%)
Clorox Co., The	13,200	1,694,748
Colgate-Palmolive Co.	466,300	32,757,575
Procter & Gamble Co., The	801,255	101,158,444

		135,610,767

Institutional Financial Services (0.03%)
Northern Trust Corp.	20,600	1,762,536

Insurance (1.14%)
Allstate Corp., The	28,700	3,574,011
Aon PLC, Class A	39,600	10,607,652
Assurant Inc.	56,000	8,135,120
Berkshire Hathaway Inc., Class B(a)	18,100	4,833,062
Chubb Ltd.	55,400	10,076,152
Hanover Insurance Group Inc., The	54,000	6,919,560
Travelers Cos. Inc., The	66,700	10,218,440
Willis Towers Watson PLC	52,800	10,609,632

		64,973,629

Internet Media & Services (3.62%)
Alphabet Inc., Class A(a)	1,617,300	154,694,745
Alphabet Inc., Class C(a)	118,320	11,376,468
Booking Holdings Inc.(a)	400	657,284
Match Group Inc.(a)	33,600	1,604,400
Meta Platforms Inc., Class A(a)	157,170	21,324,826
Netflix Inc.(a)	61,400	14,456,016
Twitter Inc.(a)	53,700	2,354,208

		206,467,947

Leisure Facilities & Services (0.83%)
Caesars Entertainment Inc.(a)	29,800	961,348

	Shares	Value
Common Stocks (Cont.)

Leisure Facilities & Services (Cont.)
Carnival Corp.(a)	176,900	$1,243,607
Domino’s Pizza Inc.	21,300	6,607,260
Las Vegas Sands Corp.(a)	46,700	1,752,184
McDonald’s Corp.	12,600	2,907,324
MGM Resorts International	49,000	1,456,280
Norwegian Cruise Line Holdings Ltd.(a)	74,900	850,864
Penn National Gaming Inc.(a)	28,800	792,288
Royal Caribbean Cruises Ltd.(a)	40,800	1,546,320
Starbucks Corp.	277,600	23,390,576
Travel + Leisure Co.	143,100	4,882,572
Wynn Resorts Ltd.(a)	19,000	1,197,570

		47,588,193

Machinery (2.57%)
Caterpillar Inc.	892,321	146,412,030

Medical Equipment & Devices (2.78%)
Abbott Laboratories	847,500	82,004,100
Agilent Technologies Inc.	548,071	66,618,030
Medtronic PLC	21,300	1,719,975
QIAGEN NV(a)	195,200	8,057,856

		158,399,961

Metals & Mining (0.86%)
Freeport-McMoRan Inc.	268,400	7,335,372
Newmont Corp.	27,100	1,139,013
Rio Tinto PLC Sponsored ADR	739,300	40,705,858

		49,180,243

Oil & Gas Producers (4.36%)
APA Corp.	191,000	6,530,290
Cheniere Energy Inc.	35,500	5,889,805
Chevron Corp.	1,060,000	152,290,200
ConocoPhillips	26,000	2,660,840
Devon Energy Corp.	79,800	4,798,374
Diamondback Energy Inc.	24,200	2,915,132
EOG Resources Inc.	78,700	8,793,151
Exxon Mobil Corp.	265,600	23,189,536
Marathon Oil Corp.	104,600	2,361,868
Occidental Petroleum Corp.	197,500	12,136,375
Targa Resources Corp.	119,400	7,204,596
Texas Pacific Land Corp.	11,400	20,260,422

		249,030,589

Oil, Gas Services & Equipment (0.00%)
Halliburton Co.	1,400	34,468

Publishing & Broadcasting (0.39%)
Nexstar Media Group Inc., Class A	49,500	8,259,075
World Wrestling Entertainment Inc., Class A	200,100	14,041,017

		22,300,092

Real Estate Investment Trusts (1.72%)
Apartment Income REIT Corp.	367,200	14,181,264

See accompanying notes to financial statements.	11

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Shares	Value
Common Stocks (Cont.)

Real Estate Investment Trusts (Cont.)
Camden Property Trust	82,800	$9,890,460
Crown Castle International Corp.	68,200	9,858,310
Equity Residential	150,200	10,096,444
Highwoods Properties Inc.	334,800	9,026,208
Iron Mountain Inc.	129,400	5,689,718
Lamar Advertising Co., Class A	120,400	9,931,796
Mid-America Apartment Communities Inc.	19,700	3,054,879
Prologis Inc.	4,800	487,680
Public Storage	33,200	9,721,292
SL Green Realty Corp.	193,300	7,762,928
WP Carey Inc.	123,100	8,592,380

		98,293,359

Renewable Energy (0.09%)
Enphase Energy Inc.(a)	18,600	5,160,942

Retail - Consumer Staples (2.55%)
Kroger Co., The	176,200	7,708,750
Walmart Inc.	1,062,900	137,858,130

		145,566,880

Retail - Discretionary (1.54%)
AutoZone Inc.(a)	4,700	10,067,071
Bath & Body Works Inc.	130,600	4,257,560
Best Buy Co. Inc.	108,900	6,897,726
Dick’s Sporting Goods Inc.	7,400	774,336
Home Depot Inc., The	128,147	35,360,883
Lowe’s Cos. Inc.	10,600	1,990,786
O’Reilly Automotive Inc.(a)	17,400	12,238,290
Williams-Sonoma Inc.	138,500	16,322,225

		87,908,877

Semiconductors (3.46%)
Advanced Micro Devices Inc.(a)	3,600	228,096
Applied Materials Inc.	4,900	401,457
ASML Holding NV NY Reg. Shares	334,633	138,989,817
Broadcom Inc.	12,100	5,372,521
KLA Corp.	33,000	9,986,790
Lam Research Corp.	14,600	5,343,600
Microchip Technology Inc.	133,600	8,153,608
NVIDIA Corp.	6,800	825,452
QUALCOMM Inc.	16,900	1,909,362
Texas Instruments Inc.	169,007	26,158,903

		197,369,606

Software (3.45%)
Adobe Inc.(a)	11,016	3,031,603
ANSYS Inc.(a)	25,100	5,564,670
Ceridian HCM Holding Inc.(a)	18,200	1,017,016
Intuit Inc.	8,900	3,447,148
Microsoft Corp.	701,169	163,302,260
NortonLifeLock Inc.	533,700	10,748,718

	Shares	Value
Common Stocks (Cont.)

Software (Cont.)
Oracle Corp.	23,700	$1,447,359
Roper Technologies Inc.	23,800	8,559,432

		197,118,206

Specialty Finance (0.41%)
AGNC Investment Corp.	1,329,200	11,191,864
American Express Co.	6,080	820,253
Credit Acceptance Corp.(a)	6,800	2,978,400
OneMain Holdings Inc.	292,000	8,619,840

		23,610,357

Steel (0.91%)
Nucor Corp.	486,500	52,050,635

Technology Hardware (12.17%)
Apple Inc.	4,696,768	649,093,338
Cisco Systems Inc.	80,900	3,236,000
Corning Inc.	1,284,600	37,279,092
Seagate Technology Holdings PLC	98,900	5,264,447

		694,872,877

Technology Services (2.23%)
Accenture PLC, Class A	8,500	2,187,050
Amdocs Ltd.	58,400	4,639,880
Automatic Data Processing Inc.	115,000	26,011,850
CACI International Inc., Class A(a)	33,200	8,667,192
CDW Corp.	45,600	7,117,248
DXC Technology Co.(a)	9,900	242,352
Genpact Ltd.	70,900	3,103,293
International Business Machines Corp.	79,800	9,481,038
Jack Henry & Associates Inc.	5,300	966,031
Mastercard Inc., Class A	24,864	7,069,829
Paychex Inc.	93,400	10,480,414
Science Applications International Corp.	102,200	9,037,546
Verisk Analytics Inc.	45,000	7,673,850
Visa Inc., Class A	125,012	22,208,382
Western Union Co., The	621,000	8,383,500

		127,269,455

Telecommunications (0.13%)
Lumen Technologies Inc.	251,800	1,833,104
Verizon Communications Inc.	153,200	5,817,004

		7,650,108

Tobacco & Cannabis (0.37%)
Altria Group Inc.	395,500	15,970,290
Philip Morris International Inc.	59,900	4,972,299

		20,942,589

Transportation & Logistics (0.85%)
Delta Air Lines Inc.(a)	8,400	235,704
Expeditors International of Washington Inc.	100,600	8,883,986
Landstar System Inc.	45,400	6,554,398

12	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Shares	Value
Common Stocks (Cont.)

Transportation & Logistics (Cont.)
Old Dominion Freight Line Inc.	39,100	$9,726,907
Ryder System Inc.	31,000	2,340,190
Union Pacific Corp.	35,100	6,838,182
United Airlines Holdings Inc.(a)	7,300	237,469
United Parcel Service Inc., Class B	84,900	13,714,746

		48,531,582

Wholesale - Consumer Staples (3.85%)
Archer-Daniels-Midland Co.	2,733,954	219,946,599

Total Common Stocks (cost $1,892,402,784)		5,638,340,711

	Principal amount	Value
U.S. Treasury Obligations (0.09%)
U.S. Treasury Bill 1.820%, 11/25/2022(b),(c)	$5,235,000	5,213,314

Total U.S. Treasury Obligations (cost $5,220,444)		5,213,314

	Shares	Value
Short-term Investments (1.31%)
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(d)	74,705,745	74,705,745

Total Short-term Investments (cost $74,705,745)		74,705,745

TOTAL INVESTMENTS (100.18%) (cost $1,972,328,973)		5,718,259,770
OTHER LIABILITIES, NET OF ASSETS ((0.18)%)		(10,303,248)

NET ASSETS (100.00%)		$5,707,956,522

(a)	Non-income producing security.
(b)	Security pledged as collateral to cover margin requirements for open futures contracts.
(c)	Discount rate at the time of purchase.
(d)	Rate shown is the 7-day yield as of September 30, 2022.

PLC – Public Limited Company

ADR – American Depositary Receipt

At September 30, 2022, the Fund had open futures contracts as follows:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	223	12/16/2022	USD	40,156,725	$(4,145,409)

*Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to financial statements.	13

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Shares	Value
Common Stocks (67.79%)

Aerospace & Defense (0.13%)
General Dynamics Corp.	10,600	$2,249,002
Lockheed Martin Corp.	700	270,403

		2,519,405

Apparel & Textile Products (0.04%)
NIKE Inc., Class B	5,500	457,160
Tapestry Inc.	11,700	332,631

		789,791

Asset Management (0.18%)
BlackRock Inc.	6,600	3,631,848

Automotive (0.36%)
Tesla Inc.(a)	27,200	7,214,800

Banking (1.82%)
Bank of America Corp.	47,400	1,431,480
Citigroup Inc.	4,300	179,181
First Hawaiian Inc.	101,700	2,504,871
M&T Bank Corp.	19,000	3,350,080
Prosperity Bancshares Inc.	38,200	2,547,176
Wells Fargo & Co.	660,100	26,549,222

		36,562,010

Beverages (0.87%)
Coca-Cola Co., The	177,257	9,929,937
PepsiCo Inc.	46,400	7,575,264

		17,505,201

Biotechnology & Pharmaceuticals (11.84%)
AbbVie Inc.	50,000	6,710,500
Amgen Inc.	70,750	15,947,050
Bristol-Myers Squibb Co.	3,700	263,033
Eli Lilly & Co.	212,000	68,550,200
Gilead Sciences Inc.	38,200	2,356,558
Johnson & Johnson	417,500	68,202,800
Merck & Co. Inc.	71,600	6,166,192
Moderna Inc.(a)	500	59,125
Organon & Co.	10,320	241,488
Pfizer Inc.	727,540	31,837,150
Regeneron Pharmaceuticals Inc.(a)	4,900	3,375,463
Zoetis Inc.	229,295	34,002,156

		237,711,715

Cable & Satellite (0.13%)
Charter Communications Inc., Class A(a)	5,600	1,698,760
Comcast Corp., Class A	26,400	774,312
DISH Network Corp., Class A(a)	4,900	67,767

		2,540,839

Chemicals (3.43%)
Air Products and Chemicals Inc.	229,900	53,504,627
Ashland Global Holdings Inc.	22,200	2,108,334
Dow Inc.	31,870	1,400,049

	Shares	Value
Common Stocks (Cont.)

Chemicals (Cont.)
International Flavors & Fragrances Inc.	119,888	$10,889,427
Sherwin-Williams Co., The	5,100	1,044,225

		68,946,662

Commercial Support Services (0.43%)
Cintas Corp.	2,900	1,125,751
H&R Block Inc.	45,700	1,944,078
Republic Services Inc.	19,000	2,584,760
Waste Management Inc.	18,100	2,899,801

		8,554,390

Construction Materials (1.26%)
Vulcan Materials Co.	160,000	25,233,600

Consumer Services (0.20%)
Grand Canyon Education Inc.(a)	24,900	2,048,025
Service Corp. International	35,000	2,020,900

		4,068,925

Containers & Packaging (0.54%)
AptarGroup Inc.	106,800	10,149,204
International Paper Co.	25,000	792,500

		10,941,704

Diversified Industrials (1.74%)
3M Co.	62,100	6,862,050
Emerson Electric Co.	62,400	4,568,928
Illinois Tool Works Inc.	130,400	23,556,760

		34,987,738

E-Commerce Discretionary (0.25%)
Amazon.com Inc.(a)	45,000	5,085,000

Electric Utilities (0.59%)
Dominion Energy Inc.	29,700	2,052,567
Duke Energy Corp.	27,833	2,589,026
IDACORP Inc.	21,500	2,128,715
Public Service Enterprise Group Inc.	32,000	1,799,360
Southern Co., The	21,100	1,434,800
WEC Energy Group Inc.	21,300	1,904,859

		11,909,327

Entertainment Content (4.40%)
Walt Disney Co., The(a)	936,795	88,367,872
Warner Bros Discovery Inc.(a)	6,100	70,150

		88,438,022

Food (0.87%)
General Mills Inc.	9,600	735,456
Kellogg Co.	132,500	9,229,950
Nestle SA Sponsored ADR	69,400	7,468,134

		17,433,540

Gas & Water Utilities (0.13%)
American Water Works Co. Inc.	19,300	2,512,088

14	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Shares	Value
Common Stocks (Cont.)
Health Care Facilities & Services (0.40%)
Chemed Corp.	4,800	$2,095,488
CVS Health Corp.	5,300	505,461
Elevance Health Inc.	900	408,816
IQVIA Holdings Inc.(a)	12,500	2,264,250
UnitedHealth Group Inc.	5,300	2,676,712

		7,950,727

Home & Office Products (0.21%)
HNI Corp.	160,000	4,241,600

Household Products (3.09%)
Clorox Co., The	3,200	410,848
Colgate-Palmolive Co.	27,300	1,917,825
Procter & Gamble Co., The	473,200	59,741,500

		62,070,173

Institutional Financial Services (0.02%)
Northern Trust Corp.	4,900	419,244

Insurance (0.77%)
Allstate Corp., The	5,100	635,103
Aon PLC, Class A	12,000	3,214,440
Assurant Inc.	13,000	1,888,510
Berkshire Hathaway Inc., Class B(a)	900	240,318
Chubb Ltd.	10,300	1,873,364
Hanover Insurance Group Inc., The	17,400	2,229,636
Travelers Cos. Inc., The	17,600	2,696,320
Willis Towers Watson PLC	13,400	2,692,596

		15,470,287

Internet Media & Services (3.52%)
Alphabet Inc., Class A(a)	579,540	55,433,001
Alphabet Inc., Class C(a)	71,180	6,843,957
Match Group Inc.(a)	1,500	71,625
Meta Platforms Inc., Class A(a)	59,830	8,117,734
Netflix Inc.(a)	300	70,632
Twitter Inc.(a)	1,700	74,528

		70,611,477

Leisure Facilities & Services (0.47%)
Domino’s Pizza Inc.	4,300	1,333,860
McDonald’s Corp.	3,900	899,886
MGM Resorts International	2,300	68,356
Norwegian Cruise Line Holdings Ltd.(a)	5,200	59,072
Royal Caribbean Cruises Ltd.(a)	1,500	56,850
Starbucks Corp.	67,500	5,687,550
Travel + Leisure Co.	34,200	1,166,904
Wynn Resorts Ltd.(a)	1,000	63,030

		9,335,508

Machinery (2.93%)
Caterpillar Inc.	264,300	43,366,344
Deere & Co.	41,002	13,690,158
Donaldson Co. Inc.	36,517	1,789,698

		58,846,200

	Shares	Value
Common Stocks (Cont.)
Medical Equipment & Devices (1.51%)
Abbott Laboratories	111,575	$10,795,997
Agilent Technologies Inc.	143,587	17,453,000
Medtronic PLC	5,300	427,975
QIAGEN NV(a)	38,600	1,593,408

		30,270,380

Metals & Mining (0.59%)
Newmont Corp.	19,200	806,976
Rio Tinto PLC Sponsored ADR	200,000	11,012,000

		11,818,976

Oil & Gas Producers (3.68%)
APA Corp.	2,200	75,218
Cheniere Energy Inc.	9,200	1,526,372
Chevron Corp.	287,900	41,362,593
ConocoPhillips	5,700	583,338
Enbridge Inc.	54,858	2,035,232
Exxon Mobil Corp.	273,400	23,870,554
Occidental Petroleum Corp.	1,200	73,740
Texas Pacific Land Corp.	2,400	4,265,352
Williams Cos. Inc., The	800	22,904

		73,815,303

Real Estate Investment Trusts (0.62%)
AvalonBay Communities Inc.	4,400	810,436
Camden Property Trust	20,700	2,472,615
Crown Castle International Corp.	13,400	1,936,970
Equity Residential	40,100	2,695,522
Mid-America Apartment Communities Inc.	4,900	759,843
Prologis Inc.	1,200	121,920
Public Storage	8,200	2,401,042
WP Carey Inc.	19,200	1,340,160

		12,538,508

Renewable Energy (0.00%)
SolarEdge Technologies Inc.(a)	200	46,292

Retail - Consumer Staples (0.71%)
Kroger Co., The	48,000	2,100,000
Walmart Inc.	93,800	12,165,860

		14,265,860

Retail - Discretionary (0.65%)
AutoZone Inc.(a)	1,100	2,356,123
Bath & Body Works Inc.	23,000	749,800
Home Depot Inc., The	24,560	6,777,086
Lowe’s Cos. Inc.	1,800	338,058
O’Reilly Automotive Inc.(a)	4,100	2,883,735

		13,104,802

Semiconductors (0.59%)
Advanced Micro Devices Inc.(a)	1,100	69,696
Applied Materials Inc.	900	73,737
ASML Holding NV NY Reg. Shares	14,821	6,155,902
Broadcom Inc.	2,400	1,065,624

See accompanying notes to financial statements.	15

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Shares	Value
Common Stocks (Cont.)
Semiconductors (Cont.)
Micron Technology Inc.	1,400	$70,140
ON Semiconductor Corp.(a)	1,200	74,796
Qorvo Inc.(a)	800	63,528
QUALCOMM Inc.	4,200	474,516
Skyworks Solutions Inc.	700	59,689
Texas Instruments Inc.	24,373	3,772,453

		11,880,081

Software (2.34%)
ANSYS Inc.(a)	3,200	709,440
Ceridian HCM Holding Inc.(a)	1,200	67,056
Intuit Inc.	4,000	1,549,280
Microsoft Corp.	179,321	41,763,861
Oracle Corp.	5,900	360,313
Roper Technologies Inc.	7,300	2,625,372

		47,075,322

Specialty Finance (0.26%)
AGNC Investment Corp.	311,300	2,621,146
American Express Co.	160	21,586
Credit Acceptance Corp.(a)	500	219,000
GATX Corp.	4,200	357,630
OneMain Holdings Inc.	69,400	2,048,688

		5,268,050

Steel (2.33%)
Nucor Corp.	436,500	46,701,135

Technology Hardware (8.61%)
Apple Inc.	1,177,704	162,758,693
Cisco Systems Inc.	9,200	368,000
Corning Inc.	335,292	9,730,174

		172,856,867

Technology Services (1.60%)
Accenture PLC, Class A	6,000	1,543,800
Amdocs Ltd.	12,300	977,235
Automatic Data Processing Inc.	41,400	9,364,266
CACI International Inc., Class A(a)	8,200	2,140,692
CDW Corp.	8,000	1,248,640
DXC Technology Co.(a)	2,900	70,992
Genpact Ltd.	17,700	774,729
International Business Machines Corp.	22,000	2,613,820
Mastercard Inc., Class A	5,239	1,489,657
Paychex Inc.	21,400	2,401,294
Science Applications International Corp.	23,800	2,104,634
Verisk Analytics Inc.	14,000	2,387,420
Visa Inc., Class A	27,830	4,944,000

		32,061,179

	Shares	Value
Common Stocks (Cont.)
Telecommunications (0.08%)
Lumen Technologies Inc.	40,500	$294,840
Verizon Communications Inc.	32,190	1,222,254

		1,517,094

Tobacco & Cannabis (0.10%)
Altria Group Inc.	42,800	1,728,264
Philip Morris International Inc.	2,200	182,622

		1,910,886

Transportation & Logistics (0.58%)
American Airlines Group Inc.(a)	5,900	71,036
Expeditors International of Washington Inc.	25,000	2,207,750
Landstar System Inc.	16,300	2,353,231
Old Dominion Freight Line Inc.	7,400	1,840,898
Union Pacific Corp.	12,066	2,350,698
United Parcel Service Inc., Class B	17,700	2,859,258

		11,682,871

Transportation Equipment (0.00%)
Westinghouse Air Brake Technologies Corp.	676	54,993

Wholesale - Consumer Staples (2.92%)
Archer-Daniels-Midland Co.	728,961	58,644,912

Total Common Stocks (cost $383,404,909)		1,361,045,332

	Principal amount	Value
Corporate Bonds (9.93%)
Aerospace & Defense (0.35%)
Boeing (The) Co.
2.850%, 10/30/2024	$1,000,000	948,023
General Dynamics Corp.
2.375%, 11/15/2024	500,000	475,991
Northrop Grumman Corp.
2.930%, 01/15/2025	1,000,000	953,412
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	965,101
Boeing (The) Co.
2.250%, 06/15/2026	500,000	439,432
General Dynamics Corp.
2.125%, 08/15/2026	500,000	452,204
Raytheon Technologies Corp.
3.125%, 05/04/2027	500,000	458,573
General Dynamics Corp.
2.625%, 11/15/2027	500,000	446,257
Northrop Grumman Corp.
3.250%, 01/15/2028	500,000	454,953

16	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Aerospace & Defense (Cont.)
General Dynamics Corp.
3.750%, 05/15/2028	$200,000	$188,421
Raytheon Technologies Corp.
2.250%, 07/01/2030	1,500,000	1,212,229

		6,994,596

Apparel & Textile Products (0.02%)
NIKE Inc.
2.375%, 11/01/2026	500,000	456,386

Asset Management (0.06%)
Charles Schwab (The) Corp.
3.750%, 04/01/2024	1,140,000	1,125,694

Automotive (0.16%)
Toyota Motor Credit Corp.
2.900%, 04/17/2024	1,000,000	973,674
American Honda Finance Corp.
2.300%, 09/09/2026	500,000	451,206
Toyota Motor Credit Corp.
3.050%, 01/11/2028	500,000	453,681
American Honda Finance Corp.
3.500%, 02/15/2028	500,000	459,915
Toyota Motor Credit Corp.
3.650%, 01/08/2029	1,000,000	926,025

		3,264,501

Banking (1.77%)
Citibank N.A.
3.650%, 01/23/2024	500,000	493,145
U.S. Bancorp
3.700%, 01/30/2024	500,000	494,711
Bank of Nova Scotia (The)
3.400%, 02/11/2024	250,000	245,147
JPMorgan Chase & Co.
3.625%, 05/13/2024	500,000	491,419
HSBC U.S.A. Inc.
3.750%, 05/24/2024	500,000	490,059
JPMorgan Chase & Co.
3.125%, 01/23/2025	1,000,000	958,764
HSBC Holdings PLC (Variable, ICE LIBOR USD 3M + 1.21%)(b)
3.803%, 03/11/2025	1,000,000	966,582
Bank of America Corp. (Variable, U.S. SOFR + 0.69%)(b)
0.976%, 04/22/2025	1,000,000	929,471
PNC Bank N.A.
3.250%, 06/01/2025	500,000	478,847
JPMorgan Chase & Co. (Variable, U.S. SOFR + 0.61%)(b)
1.561%, 12/10/2025	1,000,000	916,982
3.300%, 04/01/2026	1,000,000	938,499
Bank of America Corp. (Variable, U.S. SOFR + 1.33%)(b)
3.384%, 04/02/2026	1,000,000	944,616

	Principal amount	Value
Corporate Bonds (Cont.)
Banking (Cont.)
Wells Fargo & Co.
3.000%, 04/22/2026	$1,000,000	$916,320
JPMorgan Chase & Co. (Variable, U.S. SOFR + 1.32%)(b)
4.080%, 04/26/2026	1,000,000	962,812
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	913,754
Wells Fargo & Co.
3.000%, 10/23/2026	1,500,000	1,359,589
U.S. Bancorp
3.150%, 04/27/2027	1,000,000	929,970
PNC Bank N.A.
3.100%, 10/25/2027	1,000,000	914,148
Citigroup Inc. (Variable, U.S. SOFR + 1.28%)(b)
3.070%, 02/24/2028	1,000,000	891,250
U.S. Bancorp
3.900%, 04/26/2028	1,000,000	942,285
Wells Fargo & Co. (Variable, ICE LIBOR USD 3M + 1.31%)(b)
3.584%, 05/22/2028	364,000	329,222
4.150%, 01/24/2029	636,000	584,988
Bank of America Corp. (Variable, U.S. SOFR + 1.06%)(b)
2.087%, 06/14/2029	1,000,000	812,635
3.974%, 02/07/2030	1,000,000	890,141
JPMorgan Chase & Co. (Variable, ICE LIBOR USD 3M + 1.16%)(b)
3.702%, 05/06/2030	1,000,000	872,988
4.565%, 06/14/2030	1,000,000	921,529
Bank of America Corp. (Variable, ICE LIBOR USD 3M + 1.18%)(b)
3.194%, 07/23/2030	1,000,000	842,814
JPMorgan Chase & Co. (Variable, U.S. SOFR + 1.51%)(b)
2.739%, 10/15/2030	1,000,000	813,090
1.953%, 02/04/2032	1,000,000	739,731
2.580%, 04/22/2032	1,000,000	775,150
Citigroup Inc. (Variable, U.S. SOFR + 1.17%)(b)
2.561%, 05/01/2032	500,000	383,832
Bank of America Corp. (Variable, U.S. SOFR + 1.21%)(b)
2.572%, 10/20/2032	500,000	382,414
JPMorgan Chase & Co. (Variable, U.S. SOFR + 1.18%)(b)
2.545%, 11/08/2032	500,000	379,408
2.963%, 01/25/2033	1,000,000	786,085
Citigroup Inc. (Variable, U.S. SOFR + 1.35%)(b)
3.057%, 01/25/2033	500,000	393,769
Bank of America Corp. (Variable, U.S. SOFR + 1.33%)(b)
2.972%, 02/04/2033	500,000	390,876

See accompanying notes to financial statements.	17

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Banking (Cont.)
Wells Fargo & Co. (Variable, U.S. SOFR + 1.50%)(b)
3.350%, 03/02/2033	$500,000	$405,484
Citigroup Inc. (Variable, U.S. SOFR + 1.94%)(b)
3.785%, 03/17/2033	1,000,000	838,257
JPMorgan Chase & Co. (Variable, U.S. SOFR + 1.80%)(b)
4.586%, 04/26/2033	1,000,000	899,813
Bank of America Corp. (Variable, U.S. SOFR + 1.83%)(b)
4.571%, 04/27/2033	1,000,000	895,687
Citigroup Inc. (Variable, U.S. SOFR + 2.09%)(b)
4.910%, 05/24/2033	1,000,000	919,996
Bank of America Corp. (Variable, U.S. SOFR + 2.16%)(b)
5.015%, 07/22/2033	1,000,000	927,652
Wells Fargo & Co. (Variable, U.S. SOFR + 2.10%)(b)
4.897%, 07/25/2033	1,000,000	921,934
JPMorgan Chase & Co. (Variable, U.S. SOFR + 2.08%)(b)
4.912%, 07/25/2033	1,000,000	922,155
HSBC Holdings PLC (Variable, U.S. SOFR + 2.87%)(b)
5.402%, 08/11/2033	1,000,000	889,193
Bank of America Corp. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.20%)
2.482%, 09/21/2036	1,000,000	722,289
3.846%, 03/08/2037	1,000,000	806,803

		35,626,305

Beverages (0.30%)
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	989,089
3.500%, 07/17/2025	500,000	486,808
2.850%, 02/24/2026	500,000	470,761
Coca-Cola (The) Co.
2.900%, 05/25/2027	500,000	463,821
2.125%, 09/06/2029	1,000,000	842,800
PepsiCo Inc.
1.400%, 02/25/2031	1,500,000	1,153,611
Coca-Cola (The) Co.
2.000%, 03/05/2031	1,000,000	806,026
1.375%, 03/15/2031	1,000,000	762,806

		5,975,722

Biotechnology & Pharmaceuticals (0.71%)
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,473,767
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	982,107

	Principal amount	Value
Corporate Bonds (Cont.)
Biotechnology & Pharmaceuticals (Cont.)
Amgen Inc.
3.625%, 05/22/2024	$1,000,000	$982,427
Eli Lilly & Co.
2.750%, 06/01/2025	472,000	451,738
AstraZeneca PLC
3.375%, 11/16/2025	1,000,000	953,805
Novartis Capital Corp.
3.000%, 11/20/2025	1,000,000	950,787
Johnson & Johnson
2.450%, 03/01/2026	500,000	466,766
Amgen Inc.
2.600%, 08/19/2026	500,000	458,025
Eli Lilly & Co.
3.100%, 05/15/2027	500,000	474,071
Amgen Inc.
3.200%, 11/02/2027	500,000	458,569
Johnson & Johnson
2.900%, 01/15/2028	500,000	460,391
GlaxoSmithKline Capital Inc.
3.875%, 05/15/2028	1,000,000	940,009
Sanofi
3.625%, 06/19/2028	500,000	464,472
Merck & Co. Inc.
3.400%, 03/07/2029	1,000,000	917,182
Eli Lilly & Co.
3.375%, 03/15/2029	407,000	376,602
Pfizer Inc.
3.450%, 03/15/2029	1,000,000	920,840
Bristol-Myers Squibb Co.
3.400%, 07/26/2029	619,000	561,276
Merck & Co. Inc.
1.450%, 06/24/2030	500,000	390,995
AstraZeneca PLC
1.375%, 08/06/2030	1,000,000	771,784
Johnson & Johnson
1.300%, 09/01/2030	1,000,000	795,555

		14,251,168

Cable & Satellite (0.08%)
Comcast Corp.
2.350%, 01/15/2027	1,000,000	896,770
1.500%, 02/15/2031	1,000,000	750,669

		1,647,439

Chemicals (0.17%)
Linde Inc.
3.200%, 01/30/2026	500,000	476,743
Ecolab Inc.
2.700%, 11/01/2026	500,000	462,797
3.250%, 12/01/2027	500,000	466,784
PPG Industries Inc.
3.750%, 03/15/2028	500,000	463,453

18	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co.
2.300%, 07/15/2030	$1,000,000	$815,836
Ecolab Inc.
1.300%, 01/30/2031	1,000,000	751,403

		3,437,016

Diversified Industrials (0.20%)
Emerson Electric Co.
3.150%, 06/01/2025	500,000	481,653
3M Co.
3.000%, 08/07/2025	500,000	475,259
Dover Corp.
3.150%, 11/15/2025	1,000,000	947,922
3M Co.
2.250%, 09/19/2026	500,000	447,887
Honeywell International Inc.
2.500%, 11/01/2026	500,000	459,335
3M Co.
3.375%, 03/01/2029	500,000	443,410
Honeywell International Inc.
1.950%, 06/01/2030	500,000	408,484
Emerson Electric Co.
1.950%, 10/15/2030	500,000	399,282

		4,063,232

E-Commerce Discretionary (0.02%)
Amazon.com Inc.
3.150%, 08/22/2027	500,000	465,939

Electric Utilities (1.33%)
Public Service Co. of New Hampshire
3.500%, 11/01/2023	500,000	491,858
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	984,002
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	985,426
Virginia Electric and Power Co.
3.450%, 02/15/2024	1,000,000	981,339
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	982,758
DTE Electric Co.
3.650%, 03/15/2024	1,000,000	984,867
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	978,706
Interstate Power and Light Co.
3.250%, 12/01/2024	500,000	482,738
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	964,910
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	476,342
Pacific Gas and Electric Co.
3.500%, 06/15/2025	1,000,000	901,508
3.450%, 07/01/2025	500,000	465,067

	Principal amount	Value
Corporate Bonds (Cont.)
Electric Utilities (Cont.)
Duke Energy Progress LLC
3.250%, 08/15/2025	$500,000	$479,010
Louisville Gas and Electric Co.
3.300%, 10/01/2025	1,000,000	953,512
Florida Power & Light Co.
3.125%, 12/01/2025	1,000,000	952,355
Virginia Electric and Power Co.
3.150%, 01/15/2026	500,000	470,155
Georgia Power Co.
3.250%, 04/01/2026	500,000	468,595
San Diego Gas & Electric Co.
2.500%, 05/15/2026	500,000	458,387
Evergy Kansas Central Inc.
2.550%, 07/01/2026	1,000,000	915,464
CenterPoint Energy Houston Electric LLC
2.400%, 09/01/2026	500,000	453,765
Duke Energy Carolinas LLC
2.950%, 12/01/2026	500,000	463,614
AEP Transmission Co. LLC
3.100%, 12/01/2026	500,000	466,347
Evergy Kansas Central Inc.
3.100%, 04/01/2027	500,000	466,616
Public Service Electric and Gas Co.
3.000%, 05/15/2027	500,000	459,997
Commonwealth Edison Co.
2.950%, 08/15/2027	500,000	455,234
Pacific Gas and Electric Co.
3.300%, 12/01/2027	500,000	421,222
Southern California Edison Co.
3.650%, 03/01/2028	500,000	455,789
Virginia Electric and Power Co.
3.800%, 04/01/2028	1,000,000	938,281
Public Service Electric and Gas Co.
3.700%, 05/01/2028	1,000,000	933,484
Ameren Illinois Co.
3.800%, 05/15/2028	500,000	465,606
Indiana Michigan Power Co.
3.850%, 05/15/2028	500,000	462,456
AEP Texas Inc.
3.950%, 06/01/2028	500,000	461,459
Pacific Gas and Electric Co.
3.750%, 07/01/2028	500,000	420,960
Duke Energy Ohio Inc.
3.650%, 02/01/2029	500,000	456,890
Union Electric Co.
3.500%, 03/15/2029	500,000	454,752
MidAmerican Energy Co.
3.650%, 04/15/2029	1,000,000	922,037
Interstate Power and Light Co.
2.300%, 06/01/2030	500,000	401,421

See accompanying notes to financial statements.	19

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Electric Utilities (Cont.)
Alabama Power Co.
1.450%, 09/15/2030	$500,000	$382,752
Public Service Co. of Colorado
1.875%, 06/15/2031	3,000,000	2,342,959

		26,662,640

Electric, Gas Marketing & Trading (0.14%)
PECO Energy Co.
3.150%, 10/15/2025	1,000,000	954,321
Consolidated Edison Co. of New York Inc.
3.125%, 11/15/2027	500,000	456,840
3.800%, 05/15/2028	1,000,000	935,218
Evergy Metro Inc.
2.250%, 06/01/2030	500,000	406,578

		2,752,957

Electrical Equipment (0.07%)
ABB Finance U.S.A. Inc.
3.800%, 04/03/2028	1,000,000	939,055
Rockwell Automation Inc.
3.500%, 03/01/2029	500,000	459,292

		1,398,347

Food (0.37%)
General Mills Inc.
3.650%, 02/15/2024	1,000,000	987,363
J.M. Smucker (The) Co.
3.500%, 03/15/2025	1,000,000	962,989
Hershey (The) Co.
3.200%, 08/21/2025	1,000,000	964,466
2.300%, 08/15/2026	500,000	456,206
General Mills Inc.
3.200%, 02/10/2027	500,000	465,010
Kellogg Co.
3.400%, 11/15/2027	500,000	458,986
J.M. Smucker (The) Co.
3.375%, 12/15/2027	500,000	453,812
Campbell Soup Co.
4.150%, 03/15/2028	500,000	469,212
General Mills Inc.
4.200%, 04/17/2028	1,000,000	951,462
Kellogg Co.
4.300%, 05/15/2028	1,000,000	947,670
2.100%, 06/01/2030	500,000	396,587

		7,513,763

Gas & Water Utilities (0.13%)
Southern California Gas Co.
3.200%, 06/15/2025	500,000	475,451
Southwest Gas Corp.
3.700%, 04/01/2028	1,000,000	892,590

	Principal amount	Value
Corporate Bonds (Cont.)
Gas & Water Utilities (Cont.)
Atmos Energy Corp.
2.625%, 09/15/2029	$1,000,000	$852,354
Southwest Gas Corp.
2.200%, 06/15/2030	500,000	378,468

		2,598,863

Household Products (0.36%)
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	959,860
Kimberly-Clark Corp.
3.050%, 08/15/2025	500,000	477,651
Procter & Gamble (The) Co.
2.700%, 02/02/2026	500,000	475,885
Kimberly-Clark Corp.
2.750%, 02/15/2026	500,000	470,315
Unilever Capital Corp.
2.000%, 07/28/2026	500,000	452,842
2.900%, 05/05/2027	500,000	460,141
Clorox (The) Co.
3.100%, 10/01/2027	500,000	455,144
Unilever Capital Corp.
3.500%, 03/22/2028	1,000,000	934,809
Clorox (The) Co.
3.900%, 05/15/2028	500,000	469,867
Estee Lauder (The) Cos. Inc.
2.375%, 12/01/2029	1,000,000	844,794
Unilever Capital Corp.
1.375%, 09/14/2030	500,000	383,375
Estee Lauder (The) Cos. Inc.
1.950%, 03/15/2031	1,000,000	793,466

		7,178,149

Institutional Financial Services (0.94%)
Goldman Sachs Group (The) Inc.
1.217%, 12/06/2023	500,000	479,383
Bank of New York Mellon (The) Corp.
3.650%, 02/04/2024	1,000,000	985,816
Goldman Sachs Group (The) Inc.
3.000%, 03/15/2024	1,000,000	971,676
Citigroup Global Markets Holdings Inc.
0.750%, 06/07/2024	1,000,000	932,938
State Street Corp.
3.300%, 12/16/2024	1,000,000	972,236
Goldman Sachs Group (The) Inc.
3.500%, 04/01/2025	1,000,000	955,203
Morgan Stanley (Variable, U.S. SOFR + 0.53%)(b)
0.790%, 05/30/2025	1,000,000	920,402
State Street Corp.
3.550%, 08/18/2025	500,000	482,890
Morgan Stanley (Variable, U.S. SOFR + 0.56%)(b)
1.164%, 10/21/2025	1,000,000	911,382

20	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Institutional Financial Services (Cont.)
Bank of New York Mellon (The) Corp.
2.800%, 05/04/2026	$500,000	$468,326
State Street Corp.
2.650%, 05/19/2026	1,000,000	933,757
Bank of New York Mellon (The) Corp.
2.450%, 08/17/2026	500,000	457,001
3.400%, 01/29/2028	2,000,000	1,831,998
Goldman Sachs Group (The) Inc. (Variable, U.S. SOFR + 1.11%)(b)
2.640%, 02/24/2028	1,000,000	867,639
3.615%, 03/15/2028	1,000,000	910,050
Morgan Stanley (Variable, U.S. SOFR + 1.61%)(b)
4.210%, 04/20/2028	1,000,000	935,717
4.431%, 01/23/2030	1,000,000	919,261
2.699%, 01/22/2031	1,000,000	810,771
Goldman Sachs Group (The) Inc. (Variable, U.S. SOFR + 1.28%)(b)
2.615%, 04/22/2032	500,000	387,564
Morgan Stanley (Variable, U.S. SOFR + 1.18%)(b)
2.239%, 07/21/2032	500,000	375,609
Goldman Sachs Group (The) Inc. (Variable, U.S. SOFR + 1.25%)(b)
2.383%, 07/21/2032	500,000	376,993
3.102%, 02/24/2033	500,000	397,127
Morgan Stanley (Variable, U.S. SOFR + 2.08%)(b)
4.889%, 07/20/2033	1,000,000	926,563
2.484%, 09/16/2036	1,000,000	716,629

		18,926,931

Internet Media & Services (0.07%)
Alphabet Inc.
3.375%, 02/25/2024	1,000,000	987,231
1.998%, 08/15/2026	500,000	456,309

		1,443,540

Leisure Facilities & Services (0.07%)
McDonald’s Corp.
3.250%, 06/10/2024	500,000	488,219
3.800%, 04/01/2028	1,000,000	939,317

		1,427,536

Machinery (0.25%)
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	980,796
John Deere Capital Corp.
3.350%, 06/12/2024	1,000,000	979,176
Caterpillar Financial Services Corp.
3.250%, 12/01/2024	500,000	485,208

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery (Cont.)
Eaton Corp.
3.103%, 09/15/2027	$500,000	$456,142
John Deere Capital Corp.
3.050%, 01/06/2028	500,000	458,749
Caterpillar Inc.
2.600%, 09/19/2029	1,000,000	863,259
John Deere Capital Corp.
2.450%, 01/09/2030	1,000,000	844,075

		5,067,405

Medical Equipment & Devices (0.19%)
Stryker Corp.
3.375%, 05/15/2024	1,000,000	977,345
Abbott Laboratories
2.950%, 03/15/2025	1,000,000	962,066
Stryker Corp.
3.500%, 03/15/2026	500,000	476,020
3.650%, 03/07/2028	500,000	470,505
Thermo Fisher Scientific Inc.
2.600%, 10/01/2029	1,000,000	861,214

		3,747,150

Oil & Gas Producers (0.44%)
Exxon Mobil Corp.
3.176%, 03/15/2024	1,000,000	981,134
2.709%, 03/06/2025	1,000,000	955,359
Shell International Finance B.V.
3.250%, 05/11/2025	1,000,000	960,416
Chevron Corp.
3.326%, 11/17/2025	1,000,000	958,094
TransCanada PipeLines Ltd.
4.875%, 01/15/2026	1,000,000	981,780
Shell International Finance B.V.
2.875%, 05/10/2026	500,000	465,746
TransCanada PipeLines Ltd.
4.250%, 05/15/2028	500,000	462,863
TotalEnergies Capital International S.A.
3.455%, 02/19/2029	1,000,000	911,570
Exxon Mobil Corp.
3.482%, 03/19/2030	1,000,000	908,082
Shell International Finance B.V.
2.750%, 04/06/2030	1,000,000	853,768
Equinor ASA
2.375%, 05/22/2030	500,000	415,244

		8,854,056

Oil, Gas Services & Equipment (0.09%)
Schlumberger Investment S.A.
3.650%, 12/01/2023	500,000	492,191

See accompanying notes to financial statements.	21

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Oil, Gas Services & Equipment (Cont.)
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
3.337%, 12/15/2027	$500,000	$449,642
Schlumberger Investment S.A.
2.650%, 06/26/2030	1,000,000	831,769

		1,773,602

Retail - Consumer Staples (0.17%)
Walmart Inc.
3.300%, 04/22/2024	500,000	491,068
Costco Wholesale Corp.
2.750%, 05/18/2024	1,000,000	975,393
Target Corp.
3.500%, 07/01/2024	1,000,000	981,850
2.500%, 04/15/2026	500,000	463,973
Costco Wholesale Corp.
3.000%, 05/18/2027	500,000	467,572

		3,379,856

Retail - Discretionary (0.19%)
Home Depot (The) Inc.
3.350%, 09/15/2025	1,000,000	965,167
Lowe’s Cos. Inc.
3.375%, 09/15/2025	1,000,000	954,827
Home Depot (The) Inc.
3.000%, 04/01/2026	500,000	472,322
Lowe’s Cos. Inc.
2.500%, 04/15/2026	500,000	460,703
TJX (The) Cos. Inc.
2.250%, 09/15/2026	1,000,000	910,640

		3,763,659

Semiconductors (0.09%)
Intel Corp.
3.700%, 07/29/2025	1,000,000	974,315
QUALCOMM Inc.
3.250%, 05/20/2027	500,000	468,157
Texas Instruments Inc.
2.900%, 11/03/2027	500,000	457,995

		1,900,467

Software (0.09%)
Oracle Corp.
2.650%, 07/15/2026	500,000	449,983
Microsoft Corp.
2.400%, 08/08/2026	500,000	462,842
3.300%, 02/06/2027	500,000	476,461
Oracle Corp.
3.250%, 11/15/2027	500,000	445,405

		1,834,691

	Principal amount	Value
Corporate Bonds (Cont.)
Specialty Finance (0.07%)
American Express Co.
3.950%, 08/01/2025	$1,000,000	$968,558
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300%, 01/30/2032	500,000	376,034

		1,344,592

Technology Hardware (0.15%)
Apple Inc.
3.000%, 02/09/2024	1,000,000	982,067
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	987,221
3.500%, 06/15/2025	500,000	487,168
2.950%, 02/28/2026	500,000	474,318

		2,930,774

Technology Services (0.32%)
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	969,979
Visa Inc.
3.150%, 12/14/2025	1,000,000	954,700
Mastercard Inc.
2.950%, 11/21/2026	500,000	466,737
RELX Capital Inc.
4.000%, 03/18/2029	1,000,000	918,353
S&P Global Inc.
2.500%, 12/01/2029	1,000,000	835,572
International Business Machines Corp.
1.950%, 05/15/2030	600,000	476,755
RELX Capital Inc.
3.000%, 05/22/2030	500,000	421,834
S&P Global Inc.
1.250%, 08/15/2030	1,000,000	748,731
Visa Inc.
1.100%, 02/15/2031	1,000,000	748,275

		6,540,936

Telecommunications (0.16%)
AT&T Inc.
1.650%, 02/01/2028	1,000,000	821,802
Vodafone Group PLC
4.375%, 05/30/2028	500,000	470,332
Verizon Communications Inc.
4.329%, 09/21/2028	1,012,000	952,215
3.875%, 02/08/2029	500,000	456,441
AT&T Inc.
4.350%, 03/01/2029	500,000	467,455

		3,168,245

Transportation & Logistics (0.35%)
Norfolk Southern Corp.
3.850%, 01/15/2024	500,000	494,520
Burlington Northern Santa Fe LLC
3.750%, 04/01/2024	1,000,000	985,827

22	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation & Logistics (Cont.)
Union Pacific Corp.
3.250%, 08/15/2025	$500,000	$481,190
Canadian National Railway Co.
2.750%, 03/01/2026	500,000	467,215
Union Pacific Corp.
2.750%, 03/01/2026	500,000	466,055
Norfolk Southern Corp.
2.900%, 06/15/2026	500,000	464,551
United Parcel Service Inc.
2.400%, 11/15/2026	500,000	458,945
Union Pacific Corp.
3.000%, 04/15/2027	500,000	460,416
Norfolk Southern Corp.
3.150%, 06/01/2027	500,000	456,903
United Parcel Service Inc.
3.050%, 11/15/2027	500,000	463,797
Union Pacific Corp.
3.950%, 09/10/2028	500,000	469,957
3.700%, 03/01/2029	500,000	462,796
United Parcel Service Inc.
2.500%, 09/01/2029	1,000,000	858,491

		6,990,663

Wholesale - Consumer Staples (0.05%)
Sysco Corp.
3.300%, 07/15/2026	500,000	467,539
3.250%, 07/15/2027	500,000	454,180

		921,719

Total Corporate Bonds (cost $215,100,306)		199,428,539

Foreign Government Bonds (0.13%)
Mexico Government International Bond
2.659%, 05/24/2031	1,000,000	766,684
Province of Quebec Canada
2.500%, 04/20/2026	1,000,000	932,074
Province of Ontario Canada
2.500%, 04/27/2026	1,000,000	931,685

Total Foreign Government Bonds (cost $2,793,574)		2,630,443

Agency Securities (c) (0.70%)
Federal Farm Credit Banks
1.990%, 03/17/2031	500,000	417,097
1.125%, 01/06/2025	2,000,000	1,862,295
0.570%, 08/12/2025	1,000,000	896,677
2.900%, 05/09/2025	1,000,000	965,355
4.250%, 09/30/2025	1,050,000	1,046,466

Federal Home Loan Banks
2.875%, 09/13/2024	5,000,000	4,860,649
1.000%, 06/26/2026	3,000,000	2,641,153

	Principal amount	Value
Agency Securities (Cont.)
Federal Home Loan Banks (Cont.)
0.400%, 06/28/2024	$255,000	$238,120
Federal National Mortgage Association
0.875%, 08/05/2030	1,500,000	1,173,214

Total Agency Securities (cost $15,392,889)		14,101,026

U.S. Treasury Obligations (19.40%)
U.S. Treasury Bill
1.820%, 11/25/2022(d),(e)	1,435,000	1,429,056

U.S. Treasury Notes
2.875%, 10/31/2023	10,000,000	9,849,219
0.250%, 11/15/2023	10,000,000	9,558,594
2.875%, 11/30/2023	10,000,000	9,835,547
2.125%, 11/30/2023	1,000,000	975,781
0.750%, 12/31/2023	10,000,000	9,573,047
2.500%, 01/31/2024	3,000,000	2,928,867
2.375%, 02/29/2024	8,000,000	7,788,750
2.500%, 04/30/2024	10,000,000	9,721,094
0.250%, 06/15/2024	15,000,000	14,010,352
1.750%, 06/30/2024	3,000,000	2,872,266
3.000%, 07/31/2024	15,000,000	14,666,016
3.250%, 08/31/2024	5,000,000	4,909,766
1.500%, 11/30/2024	10,000,000	9,433,984
1.375%, 01/31/2025	15,000,000	14,049,609
1.125%, 02/28/2025	20,000,000	18,573,438
2.875%, 04/30/2025	10,000,000	9,661,328
2.875%, 05/31/2025	10,000,000	9,648,047
2.750%, 06/30/2025	10,000,000	9,611,328
0.375%, 12/31/2025	7,000,000	6,189,805
0.500%, 02/28/2026	10,000,000	8,823,828
0.750%, 03/31/2026	10,000,000	8,879,297
0.750%, 04/30/2026	10,000,000	8,855,078
0.750%, 05/31/2026	10,000,000	8,831,250
0.875%, 06/30/2026	10,000,000	8,853,125
0.625%, 07/31/2026	10,000,000	8,745,703
1.125%, 10/31/2026	5,000,000	4,433,008
1.125%, 02/28/2027	10,000,000	8,805,078
0.625%, 03/31/2027	10,000,000	8,578,516
0.500%, 04/30/2027	10,000,000	8,505,859
3.250%, 06/30/2027	10,000,000	9,637,500
0.375%, 09/30/2027	10,000,000	8,342,578
0.625%, 11/30/2027	5,000,000	4,202,930
0.625%, 12/31/2027	5,000,000	4,193,945
1.125%, 02/29/2028	5,000,000	4,291,211
1.250%, 04/30/2028	5,000,000	4,301,758
1.250%, 05/31/2028	5,000,000	4,293,359
1.000%, 07/31/2028	5,000,000	4,211,523
1.125%, 08/31/2028	10,000,000	8,466,016
1.375%, 10/31/2028	5,000,000	4,283,203
1.500%, 11/30/2028	5,000,000	4,309,570
1.750%, 01/31/2029	10,000,000	8,732,422
1.875%, 02/28/2029	5,000,000	4,400,781
2.375%, 03/31/2029	5,000,000	4,527,344
3.250%, 06/30/2029	5,000,000	4,779,101

See accompanying notes to financial statements.	23

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
3.125%, 08/31/2029	$5,000,000	$4,745,312
0.625%, 05/15/2030	12,000,000	9,452,813
0.625%, 08/15/2030	15,000,000	11,753,320
1.125%, 02/15/2031	5,000,000	4,048,633
2.875%, 05/15/2032	5,000,000	4,622,656
2.750%, 08/15/2032	14,500,000	13,258,437

Total U.S. Treasury Obligations (cost $392,816,848)		389,451,048

	Shares	Value
Short-term Investments (1.42%)
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(f)	28,592,308	28,592,308

Total Short-term Investments (cost $28,592,308)		28,592,308

	Shares	Value
Foreign Issuer Bonds (0.57%)
Governmental Banks (0.24%)
Kreditanstalt fuer Wiederaufbau	1,000,000	982,559
Kreditanstalt fuer Wiederaufbau	1,000,000	968,400
Kreditanstalt fuer Wiederaufbau	1,000,000	895,560
Kreditanstalt fuer Wiederaufbau	1,000,000	958,965
Kreditanstalt fuer Wiederaufbau	1,000,000	931,519

		4,737,003

Supranationals (0.33%)
European Investment Bank	1,000,000	867,891
European Investment Bank	1,000,000	957,171
International Bank for Reconstruction & Development	1,000,000	910,286
International Bank for Reconstruction & Development	1,000,000	895,050
International Bank for Reconstruction & Development	1,000,000	837,860
International Bank for Reconstruction & Development	1,000,000	858,670

	Shares	Value
Foreign Issuer Bonds (Cont.)

Supranationals (Cont.)
International Bank for Reconstruction & Development	1,000,000	$880,987
International Bank for Reconstruction & Development	500,000	410,446

		6,618,361

Total Foreign Issuer Bonds (cost $11,434,445)		11,355,364

TOTAL INVESTMENTS (99.94%) (cost $1,049,535,279)		2,006,604,060

OTHER ASSETS, NET OF LIABILITIES (0.06%)		1,259,566

NET ASSETS (100.00%)		$2,007,863,626

(a)	Non-income producing security.
(b)	Floating rate security. The rate presented is the rate in effect at September 30, 2022, and the related index and spread are shown parenthetically for each security.
(c)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(d)	Security pledged as collateral to cover margin requirements for open futures contracts.
(e)	Discount rate at the time of purchase.
(f)	Rate shown is the 7-day yield as of September 30, 2022.

ADR – American Depositary Receipt

PLC – Public Limited Company

LLC –  Limited Liability Company

ASA –  Aksjeselskap (Norway: usb Stock Company)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	88	12/16/2022	USD	15,846,600	$(889,142)

*Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

24	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Principal amount	Value
U.S. Treasury Obligations (99.36%)
U.S. Treasury Notes
0.125%, 10/15/2023	$5,000,000	$4,789,453
0.375%, 10/31/2023	4,900,000	4,696,727
1.625%, 10/31/2023	3,500,000	3,401,016
2.875%, 10/31/2023	2,000,000	1,969,844
0.250%, 11/15/2023	6,000,000	5,735,156
0.500%, 11/30/2023	4,583,000	4,386,253
2.125%, 11/30/2023	3,866,000	3,772,370
0.125%, 12/15/2023	3,390,000	3,225,797
2.250%, 12/31/2023	1,757,000	1,713,761
0.125%, 01/15/2024	3,935,000	3,729,796
2.250%, 01/31/2024	4,201,000	4,089,083
0.875%, 01/31/2024	4,084,000	3,901,656
2.750%, 02/15/2024	5,000,000	4,892,578
0.125%, 02/15/2024	4,812,000	4,545,272
2.125%, 02/29/2024	2,681,000	2,600,570
0.250%, 03/15/2024	2,440,000	2,300,939
2.125%, 03/31/2024	3,000,000	2,904,727
2.000%, 04/30/2024	4,300,000	4,147,652
2.500%, 04/30/2024	2,000,000	1,944,219
2.500%, 05/15/2024	4,513,000	4,383,604
0.250%, 05/15/2024	4,000,000	3,747,188
2.500%, 05/31/2024	4,884,000	4,742,822
2.000%, 06/30/2024	2,500,000	2,403,906
1.750%, 06/30/2024	2,000,000	1,914,844
0.375%, 07/15/2024	5,000,000	4,668,555
1.750%, 07/31/2024	4,000,000	3,822,969
3.000%, 07/31/2024	3,119,000	3,049,554
0.375%, 08/15/2024	4,804,000	4,469,034
2.375%, 08/15/2024	4,264,000	4,117,592
3.250%, 08/31/2024	7,500,000	7,364,648
1.250%, 08/31/2024	5,000,000	4,725,781
4.250%, 09/30/2024	5,000,000	5,002,344
1.500%, 09/30/2024	5,000,000	4,740,039
0.625%, 10/15/2024	4,908,000	4,562,523
2.250%, 10/31/2024	2,500,000	2,400,488
1.500%, 10/31/2024	2,168,000	2,050,115
2.250%, 11/15/2024	5,410,000	5,189,373
0.750%, 11/15/2024	4,425,000	4,111,793
1.500%, 11/30/2024	3,000,000	2,830,195
2.125%, 11/30/2024	1,000,000	955,859
1.000%, 12/15/2024	4,100,000	3,820,527
2.250%, 12/31/2024	3,022,000	2,893,683
1.750%, 12/31/2024	2,000,000	1,895,000
1.125%, 01/15/2025	3,707,000	3,453,737
1.375%, 01/31/2025	4,165,000	3,901,108
2.000%, 02/15/2025	5,592,000	5,306,284
1.500%, 02/15/2025	3,735,000	3,501,125
1.125%, 02/28/2025	2,395,000	2,224,169
1.750%, 03/15/2025	3,502,000	3,297,625
0.500%, 03/31/2025	2,000,000	1,824,609
2.625%, 04/15/2025	3,249,000	3,120,182
2.125%, 05/15/2025	6,657,000	6,305,687
2.750%, 05/15/2025	4,000,000	3,849,219
2.875%, 06/15/2025	3,079,000	2,969,431
2.750%, 06/30/2025	6,259,000	6,015,730
3.000%, 07/15/2025	6,550,000	6,330,984

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
2.000%, 08/15/2025	$6,699,000	$6,292,873
3.125%, 08/15/2025	5,440,000	5,272,975
0.250%, 09/30/2025	4,500,000	3,999,375
2.250%, 11/15/2025	8,500,000	8,004,277
2.625%, 12/31/2025	4,409,000	4,194,922
2.625%, 01/31/2026	7,000,000	6,652,734
1.625%, 02/15/2026	6,000,000	5,509,922
0.500%, 02/28/2026	700,000	617,668
2.250%, 03/31/2026	5,000,000	4,684,180
2.375%, 04/30/2026	1,000,000	939,922
1.625%, 05/15/2026	7,500,000	6,855,176
1.875%, 06/30/2026	5,500,000	5,064,941
1.875%, 07/31/2026	5,338,000	4,906,581
0.750%, 08/31/2026	6,712,000	5,886,372
1.375%, 08/31/2026	4,000,000	3,599,531
1.625%, 09/30/2026	3,564,000	3,235,722
0.875%, 09/30/2026	3,500,000	3,079,043
1.125%, 10/31/2026	7,357,000	6,522,728
1.625%, 10/31/2026	4,275,000	3,872,382
1.250%, 11/30/2026	6,485,000	5,770,890
1.250%, 12/31/2026	5,580,000	4,956,391
1.500%, 01/31/2027	6,896,000	6,181,618
1.875%, 02/28/2027	8,222,000	7,487,801
2.500%, 03/31/2027	9,111,000	8,510,955
2.750%, 04/30/2027	3,426,000	3,233,154
2.625%, 05/31/2027	8,792,000	8,253,490
3.250%, 06/30/2027	6,500,000	6,264,375
2.750%, 07/31/2027	3,500,000	3,295,742
3.125%, 08/31/2027	7,000,000	6,714,531
4.125%, 09/30/2027	5,250,000	5,267,227

Total U.S. Treasury Obligations (cost $391,353,465)		365,836,693

	Shares	Value
Short-term Investments (0.30%)
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(a)	1,115,417	1,115,417

Total Short-term Investments (cost $1,115,417)		1,115,417

TOTAL INVESTMENTS (99.66%) (cost $392,468,882)		366,952,110

OTHER ASSETS, NET OF LIABILITIES (0.34%)		1,241,904

NET ASSETS (100.00%)		$368,194,014

(a)	Rate shown is the 7-day yield as of September 30, 2022.

See accompanying notes to financial statements.	25

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (95.29%)
Alabama (1.79%)
City of Athens, Alabama, Electric Revenue Warrants	3.250%	06/01/2025	$600,000	$594,552
City of Athens, Alabama, Electric Revenue Warrants	3.500%	06/01/2026	220,000	219,879
City of Athens, Alabama, Electric Revenue Warrants	3.750%	06/01/2027	645,000	648,275
City of Athens, Alabama, Water and Sewer Revenue Refunding Warrants	3.000%	05/01/2028	980,000	924,687
City of Athens, Alabama, Electric Revenue Warrants	4.000%	06/01/2028	665,000	669,414
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2028	2,165,000	2,198,937
City of Athens, Alabama, Water and Sewer Revenue Refunding Warrants	3.130%	05/01/2029	1,010,000	949,824
Orange Beach Water Sewer & Fire Protection Authority Revenue Bonds	4.000%	05/15/2035	1,000,000	936,715
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2035	215,000	208,389
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2036	310,000	296,274
Mobile County Board of School Commissioners Special Tax Warrants, Series B	5.000%	03/01/2037	1,000,000	1,050,473
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2037	270,000	253,487
Black Belt Energy Gas District Revenue Bonds, Gas Project No.7-S(a),(b)	4.000%	10/01/2052	1,500,000	1,461,025

				10,411,931

Alaska (1.64%)
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.250%	09/01/2028	1,095,000	1,093,553
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.250%	09/01/2028	1,050,000	1,048,612
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2029	1,390,000	1,400,845
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2029	1,090,000	1,098,505
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2030	1,440,000	1,448,697
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2030	1,125,000	1,131,794
Borough of Matanuska-Susitna, Alaska, General Obligation Bonds, Series A	5.000%	08/01/2031	1,225,000	1,240,399
Alaska Housing Finance Corporation Revenue Refunding Bonds, Series B-2	5.000%	12/01/2032	1,000,000	1,074,335

				9,536,740

Arizona (1.52%)
Maricopa County Elementary School District No. 79 Litchfield Elementary, General Obligation Bonds, Project of 2009, Series A	5.000%	07/01/2023	1,000,000	1,004,513
Maricopa County Unified School District No. 69 Paradise Valley, General Obligation Bonds, Project of 2009, Series A	3.000%	07/01/2023	1,255,000	1,254,308
Maricopa County Union High School District No. 210 Phoenix, General Obligation Bonds, Series A	4.000%	07/01/2024	1,165,000	1,165,723
County of Pima, Arizona, General Obligation Bonds, Series A	4.000%	07/01/2026	2,000,000	1,975,771
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2026	555,000	563,143
Maricopa County Unified School District No. 93 Cave Creek, Arizona, General Obligation Bonds, Project of 2014, Series A	4.000%	07/01/2027	1,100,000	1,119,629
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2027	400,000	405,810
Kyrene Elementary School District No. 28, General Obligation Bonds, Series C	5.000%	07/01/2034	710,000	774,368
Gilbert Water Resource Municipal Property Corporation Revenue Bonds	5.000%	07/15/2036	500,000	553,662

				8,816,927

Arkansas (1.46%)
City of Little Rock, Arkansas, General Obligation Refunding Bonds	2.750%	03/01/2025	185,000	181,214
State of Arkansas, General Obligation Refunding Bonds	4.000%	06/01/2027	3,000,000	3,033,470
University of Arkansas Revenue Bonds (Prerefunded to 11-01-2024 @ 100)(c)	5.000%	11/01/2028	365,000	378,397
Rogers School District No. 30, General Obligation Refunding Bonds	3.130%	02/01/2030	2,880,000	2,727,817
University of Arkansas Revenue Bonds (Prerefunded to 11-01-2024 @ 100)(c)	5.000%	11/01/2030	785,000	813,812
Rogers School District No. 30, General Obligation Refunding Bonds	3.000%	02/01/2033	1,500,000	1,347,936

				8,482,646

California (5.79%)
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2025	225,000	232,071

26	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
California (Cont.)
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2027	$1,080,000	$1,112,005
East Side Union High School District, General Obligation Refunding Bonds	3.500%	08/01/2027	1,000,000	1,001,831
Newark Unified School District, General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	750,000	721,066
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2028	1,565,000	1,562,477
Campbell Union High School District, General Obligation Refunding Bonds	3.250%	08/01/2029	1,965,000	1,937,201
City of La Mesa, California, General Obligation Refunding Bonds	3.500%	08/01/2029	1,190,000	1,179,941
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2029	1,725,000	1,710,419
Sonoma County Junior College District, General Obligation Refunding Bonds	3.250%	08/01/2029	2,835,000	2,741,901
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2030	540,000	550,318
Marin Community College District, General Obligation Bonds, Election of 2016, Series A (Prerefunded to 08-01-2026 @ 100)(c)	4.000%	08/01/2030	1,095,000	1,127,134
Sonoma County Junior College District, General Obligation Bonds, Election of 2014, Series A	4.000%	08/01/2030	1,600,000	1,636,912
Sequoia Union High School District, General Obligation Bonds, Election of 2014	3.000%	07/01/2031	2,000,000	1,867,543
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2031	400,000	406,909
Redondo Beach Unified School District, General Obligation Refunding Bonds, Election of 2008, Series D	3.000%	08/01/2031	750,000	693,081
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2032	500,000	507,306
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2032	510,000	519,954
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	4.000%	08/01/2033	385,000	388,571
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2033	1,150,000	1,164,099
Anaheim Housing & Public Improvements Authority Revenue Refunding Bonds, Series A	5.000%	10/01/2033	1,000,000	1,067,680
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	200,000	207,847
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2035	1,150,000	978,977
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2035	300,000	257,045
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2035	1,000,000	845,803
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	355,000	368,611
State of California, General Obligation Bonds	5.000%	09/01/2035	3,000,000	3,281,371
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2036	600,000	502,963
Contra Costa Community College District, General Obligation Bonds, Election of 2014, Series C	3.000%	08/01/2036	1,875,000	1,576,550
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2036	1,000,000	827,045
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	400,000	415,074
Los Angeles Department of Water & Power Revenue Refunding Bonds, Series C	5.000%	07/01/2037	1,000,000	1,084,584
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2037	755,000	606,992
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	500,000	518,342

				33,599,623

Colorado (3.13%)
Arapahoe County School District No. 5 Cherry Creek, General Obligation Bonds, Series B	3.000%	12/15/2023	3,300,000	3,296,438
El Paso County School District No. 20 Academy, General Obligation Refunding Bonds	4.000%	12/15/2025	1,000,000	1,017,080
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork, General Obligation Refunding Bonds, Series B	2.500%	12/15/2027	3,000,000	2,835,859
Eagle River Water and Sanitation District, General Obligation Bonds	4.000%	12/01/2030	465,000	475,429
Gunnison Watershed School District No. RE-1J, General Obligation Refunding Bonds, Series A (Prerefunded to 12-01-2024 @ 100)(c)	4.000%	12/01/2031	1,000,000	1,016,754
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2034	1,805,000	1,816,428
Adams 12 Five Star Schools, General Obligation Refunding Bonds, Series B	5.000%	12/15/2034	2,500,000	2,621,781
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2035	980,000	981,765
Clear Creek School District No. RE-1, General Obligation Bonds	4.000%	12/01/2035	1,410,000	1,400,025
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2036	1,000,000	1,000,275

See accompanying notes to financial statements.	27

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Colorado (Cont.)
City of Westminster, Colorado Water and Wastewater Utility Enterprise Water and Wastewater Revenue Bonds, Series 2019	4.000%	12/01/2036	$1,000,000	$1,009,705
Rangeview Library District, Certificate of Participation, Series A	5.000%	12/15/2037	650,000	675,206

				18,146,745

Connecticut (0.92%)
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A(b)	2.000%	07/01/2042	5,700,000	5,349,573

District of Columbia (0.50%)
District of Columbia, General Obligation Bonds, Series C	5.000%	06/01/2038	1,500,000	1,525,805
District of Columbia Revenue Bonds, Series A	5.000%	07/01/2039	1,250,000	1,350,483

				2,876,288

Florida (2.77%)
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(c)	5.000%	10/01/2026	400,000	407,273
City of Pembroke Pines, Florida, General Obligation Refunding Bonds	5.000%	09/01/2031	2,100,000	2,189,153
Florida Municipal Loan Council Revenue Bonds, Series A	3.000%	08/01/2032	520,000	459,820
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	4.000%	09/01/2032	540,000	548,758
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(c)	5.000%	10/01/2032	750,000	763,636
Collier County Water-Sewer District Revenue Bonds	3.000%	07/01/2033	5,080,000	4,482,471
Florida Municipal Loan Council Revenue Bonds, Series A	3.250%	08/01/2033	535,000	480,291
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2033	750,000	797,020
Florida Municipal Loan Council Revenue Bonds, Series A	4.000%	08/01/2034	555,000	541,336
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2034	750,000	795,049
City of Tampa, Florida, Revenue Refunding Bonds	5.000%	04/01/2035	1,000,000	1,035,345
Florida Department of Management Services, Certificate of Participation, Series A	3.000%	11/01/2035	1,000,000	826,274
City of Tampa, Florida, Revenue Refunding Bonds	5.000%	04/01/2036	1,600,000	1,648,768
County of Sarasota Utility System Revenue Bonds	5.250%	10/01/2039	1,000,000	1,100,826

				16,076,020

Georgia (0.73%)
Bartow County Development Authority Revenue Refunding Bonds(d)	1.800%	09/01/2029	1,000,000	856,309
Harris County School District, General Obligation Bonds	3.000%	03/01/2035	250,000	210,512
Forsyth County Water & Sewerage Authority Revenue Refunding Bonds	3.000%	04/01/2035	1,000,000	860,617
Coweta County Public Facilities Authority Revenue Bonds	5.000%	09/01/2035	550,000	608,269
Classic Center Authority for Clarke County Revenue Bonds	4.000%	05/01/2037	400,000	371,148
Georgia Ports Authority Revenue Bonds	5.250%	07/01/2039	1,250,000	1,356,572

				4,263,427

Idaho (1.10%)
Nez Perce County Independent School District No 1., General Obligation Bonds	4.000%	09/15/2031	2,880,000	2,959,949
Boise State University Revenue Bonds, Series A	4.000%	04/01/2032	445,000	452,008
Idaho State University Revenue Bonds	4.000%	04/01/2032	265,000	260,630
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2033	545,000	494,606
Idaho State University Revenue Bonds	4.000%	04/01/2033	180,000	175,645
Idaho Health Facilities Authority Revenue Refunding Bonds	4.000%	03/01/2034	400,000	374,097
Boise State University Revenue Bonds, Series A	5.000%	04/01/2034	240,000	253,446
Idaho State University Revenue Bonds	4.000%	04/01/2034	255,000	246,165
Boise State University Revenue Bonds, Series A	5.000%	04/01/2035	250,000	262,843
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2035	300,000	261,971
Idaho State University Revenue Bonds	4.000%	04/01/2035	175,000	166,910

28	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Idaho (Cont.)
Idaho State University Revenue Bonds	4.000%	04/01/2036	$200,000	$189,434
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2037	310,000	260,478

				6,358,182

Illinois (1.29%)
DeWitt Ford & Livingston Etc. Counties Community College District No. 540 Heartland, General Obligation Refunding Bonds	3.000%	12/01/2032	1,500,000	1,290,737
County of Sangamon, Illinois, General Obligation Refunding Bonds	3.000%	12/15/2033	800,000	688,559
Cook County Community Consolidated School District No. 64 Park Ridge-Niles, General Obligation Bonds	3.000%	12/01/2034	1,000,000	855,359
Sangamon County School District No. 186 Springfield, General Obligation Bonds	3.000%	02/01/2035	1,000,000	838,301
Lake County Community Consolidated School District No. 73 Hawthorn, General Obligation Bonds	4.000%	01/01/2038	2,000,000	1,855,501
Illinois Finance Authority Revenue Refunding Bonds	4.000%	08/01/2038	1,000,000	921,174
Cook County Community Consolidated School District No. 65 Evanston Revenue Bonds	5.000%	12/01/2039	1,000,000	1,063,769

				7,513,400

Indiana (4.17%)
East Noble School Building Corporation Revenue Bonds	2.000%	01/15/2027	1,205,000	1,103,890
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.000%	07/15/2027	1,190,000	1,203,634
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.500%	07/15/2028	500,000	512,140
New Albany-Floyd County School Building Corporation Revenue Bonds	4.000%	07/15/2028	500,000	516,167
Warsaw Multi-School Building Corporation Revenue Bonds	4.000%	07/15/2028	1,000,000	1,019,898
City of West Lafayette, Indiana, Sewer Revenue Bonds	3.750%	07/01/2029	220,000	220,361
New Albany-Floyd County School Building Corporation Revenue Bonds	4.000%	07/15/2029	2,000,000	2,062,825
Valparaiso Multi-Schools Building Corporation Revenue Bonds	5.000%	07/15/2029	3,000,000	3,142,092
City of West Lafayette, Indiana, Sewer Revenue Bonds	4.000%	07/01/2030	750,000	757,643
Munster School Building Corporation Revenue Bonds	3.380%	01/15/2031	1,095,000	1,061,533
Duneland School Building Corporation Revenue Bonds	4.000%	01/15/2032	1,000,000	1,008,852
Munster School Building Corporation Revenue Bonds	4.000%	07/15/2032	2,285,000	2,325,893
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2033	650,000	558,610
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2034	865,000	867,705
Borden-Henryville Multi-School Building Corporation Revenue Bonds	5.000%	07/15/2034	1,270,000	1,365,680
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2034	335,000	357,613
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2034	675,000	567,795
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2035	895,000	891,550
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2035	600,000	638,304
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2035	700,000	578,285
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2036	700,000	742,815
Tippecanoe Valley Akron School Building Corporation Revenue Bonds	5.000%	07/15/2039	1,000,000	1,066,459
Indiana Finance Authority Revenue Refunding Bonds	4.000%	10/01/2039	1,750,000	1,631,379

				24,201,123

Iowa (2.03%)
Johnston Community School District, General Obligation Refunding Bonds (Prerefunded to 06-01-2023 @ 100)(c)	3.000%	06/01/2025	2,370,000	2,365,752
Johnston Community School District, General Obligation Refunding Bonds (Prerefunded to 06-01-2023 @ 100)(c)	3.000%	06/01/2026	2,445,000	2,440,617
Des Moines Metropolitan Wastewater Reclamation Authority Revenue Refunding Bonds, Series E	3.000%	06/01/2027	1,610,000	1,548,610
Waukee Community School District, General Obligation Refunding Bonds, Series B	2.000%	06/01/2027	2,100,000	1,907,914
City of Cedar Rapids Water Revenue Refunding Bonds, Series D	3.000%	06/01/2029	950,000	895,290
City of Council Bluffs, Iowa, General Obligation Refunding Bonds, Series A	3.000%	06/01/2029	1,050,000	989,531
City of West Des Moines, Iowa, General Obligation Bonds, Series D	3.000%	06/01/2031	1,770,000	1,625,964

				11,773,678

See accompanying notes to financial statements.	29

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Kansas (2.54%)
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(c)	3.000%	09/01/2026	$2,740,000	$2,727,209
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(c)	3.000%	09/01/2027	1,490,000	1,483,044
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Refunding Bonds, Series A	3.000%	10/01/2027	1,000,000	967,707
Johnson County Water District No. 1 Revenue Refunding Bonds, Series A	3.000%	01/01/2032	2,500,000	2,265,773
Johnson County Unified School District No. 233 Olathe, General Obligation Refunding Bonds, Series A	5.000%	09/01/2033	1,000,000	1,100,685
State of Kansas Department of Transportation Revenue Bonds, Series A	5.000%	09/01/2033	5,000,000	5,320,410
City of Manhattan, Kansas, General Obligation Refunding Bonds, Series A	4.000%	11/01/2033	440,000	443,603
City of Manhattan, Kansas, General Obligation Refunding Bonds, Series A	4.000%	11/01/2034	455,000	453,527

				14,761,958

Kentucky (3.09%)
Northern Kentucky Water District Revenue Bonds, Series A	4.000%	02/01/2028	1,110,000	1,116,205
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.250%	09/15/2029	1,735,000	1,630,085
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.000%	10/01/2029	1,060,000	995,115
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.380%	09/15/2030	1,800,000	1,690,362
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.130%	10/01/2030	1,095,000	1,022,735
Northern Kentucky Water District Revenue Refunding Bonds	3.000%	02/01/2031	3,660,000	3,344,064
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.500%	09/15/2031	1,860,000	1,730,590
Kenton County School District Finance Corporation Revenue Bonds	2.000%	12/01/2031	1,565,000	1,254,979
Kenton County School District Finance Corporation Revenue Bonds	2.000%	02/01/2032	1,770,000	1,404,185
City of Bowling Green, Kentucky, Water & Sewer System Revenue Bonds	3.000%	06/01/2033	3,115,000	2,688,641
Woodford County School District Finance Corporation Revenue Bonds, Series A	5.000%	08/01/2039	1,000,000	1,045,355

				17,922,316

Louisiana (0.32%)
Jefferson Parish Consolidated Waterworks District No. 2 Revenue Refunding Bonds	4.000%	02/01/2035	1,000,000	982,460
City of West Monroe, Louisiana, Sales & Use Tax Revenue Bonds, Series A	5.000%	12/01/2039	830,000	866,590

				1,849,050

Maine (0.42%)
Maine State Housing Authority Revenue Refunding Bonds, Series 1	5.000%	06/15/2034	2,265,000	2,440,262

Maryland (0.99%)
County of Montgomery, Maryland, General Obligation Bonds, Series B	3.000%	12/01/2028	2,000,000	1,931,665
County of Caroline, Maryland, General Obligation Refunding Bonds	3.000%	01/15/2032	1,150,000	1,050,484
City of Baltimore Revenue Bonds, Series A	5.000%	07/01/2035	1,000,000	1,072,686
County of Baltimore, General Obligation Bonds	4.000%	03/01/2038	1,750,000	1,667,853

				5,722,688

Massachusetts (0.48%)
Town of Northbridge, Massachusetts, General Obligation Bonds	3.000%	06/01/2032	1,000,000	908,884
Town of Swampscott, Massachusetts, General Obligation Bonds	3.000%	03/01/2034	1,000,000	869,193
Commonwealth of Massachusetts, General Obligation Bonds, Series J	5.000%	12/01/2038	1,000,000	1,036,101

				2,814,178

Michigan (4.59%)
Hudsonville Public Schools, General Obligation Refunding Bonds	4.000%	05/01/2026	1,290,000	1,296,016
Plymouth-Canton Community School District, General Obligation Bonds, Series A (Prerefunded to 05-01-2023 @ 100)(c)	4.000%	05/01/2026	3,850,000	3,869,875
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2024 @ 100)(c)	5.000%	05/01/2027	1,000,000	1,026,750
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2027	500,000	508,443

30	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Michigan (Cont.)
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(c)	5.000%	05/01/2027	$1,005,000	$1,048,939
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2024 @ 100)(c)	5.000%	05/01/2028	765,000	785,464
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2028	300,000	304,557
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(c)	5.000%	05/01/2028	600,000	626,232
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2029	700,000	725,164
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2030	1,100,000	1,139,268
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2032	595,000	600,854
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2033	630,000	630,664
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2034	670,000	667,720
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2035	400,000	396,775
Rockford Public Schools, General Obligation Bonds, Series I	4.000%	05/01/2035	1,755,000	1,735,748
Great Lakes Water Authority Water Supply System Revenue Bonds, Series A	5.000%	07/01/2035	750,000	803,268
Van Buren Public Schools, General Obligation Refunding Bonds	4.000%	11/01/2035	1,515,000	1,472,886
Grosse Pointe Public School System, General Obligation Refunding Bonds	5.000%	05/01/2036	1,635,000	1,749,355
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2036	865,000	854,207
West Bloomfield School District, General Obligation Bonds	3.000%	05/01/2036	3,825,000	3,183,558
Fowlerville Community Schools, General Obligation Refunding Bonds	4.000%	05/01/2038	1,470,000	1,356,012
Portage Public Schools, General Obligation Bonds	3.000%	11/01/2038	1,000,000	795,426
Michigan State Building Authority Revenue Bonds, Series I	5.000%	10/15/2039	1,000,000	1,078,946

				26,656,127

Minnesota (3.66%)
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I (Prerefunded to 02-01-2023 @ 100)(c)	2.380%	02/01/2025	2,805,000	2,798,365
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I (Prerefunded to 02-01-2023 @ 100)(c)	3.000%	02/01/2026	1,000,000	999,635
Shakopee Independent School District No. 720, General Obligation Bonds, Series A(c)	3.250%	02/01/2026	3,860,000	3,849,750
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I (Prerefunded to 02-01-2023 @ 100)(c)	3.000%	02/01/2027	1,590,000	1,589,419
Minnesota Housing Finance Agency Revenue Bonds	5.000%	08/01/2030	1,175,000	1,293,070
City of Eagan, Minnesota, General Obligation Bonds, Series A	3.250%	02/01/2032	1,245,000	1,197,071
Big Lake Independent School District No. 727, General Obligation Bonds, Series A	3.000%	02/01/2033	570,000	513,962
North St. Paul-Maplewood-Oakdale Independent School District No. 622, General Obligation Bonds, Series B	3.000%	02/01/2034	3,300,000	2,936,366
Red Rock Central Independent School District No. 2884, General Obligation Bonds, Series A	3.000%	02/01/2034	1,000,000	889,808
City of Minneapolis, Minnesota, General Obligation Bonds	3.000%	12/01/2035	2,000,000	1,710,160
Red Lake County Central Independent School District No. 2906, General Obligation Bonds	4.000%	02/01/2039	500,000	469,830
Minnesota Municipal Gas Agency Revenue Bonds, Series A(b),(e)	4.000%	12/01/2052	3,000,000	2,985,529

				21,232,965

Mississippi (0.92%)
State of Mississippi, General Obligation Bonds, Series F	3.000%	11/01/2026	3,000,000	2,950,960
Mississippi Development Bank Revenue Bonds (Prerefunded to 12-01-2025 @ 100)(c)	4.250%	12/01/2028	2,305,000	2,376,621

				5,327,581

Missouri (1.89%)
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2027	465,000	468,431
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2028	400,000	402,884
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2029	425,000	428,002
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2033	1,000,000	1,008,623
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2034	2,500,000	2,511,317
St. Charles County School District No. R-IV Wentzville, General Obligation Refunding Bonds	4.000%	03/01/2034	3,000,000	3,035,806

See accompanying notes to financial statements.	31

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Missouri (Cont.)
City of Columbia Water & Electric System Revenue Refunding Bonds, Series B	3.000%	10/01/2035	$2,520,000	$2,076,330
Jackson County Reorganized School District No. 7, General Obligation Bonds	5.000%	03/01/2036	1,000,000	1,022,525

				10,953,918

Montana (3.16%)
Hellgate School District No. 4, General Obligation Bonds	3.500%	06/15/2025	860,000	859,782
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2032	945,000	996,607
Missoula High School District No. 1, General Obligation Bonds	4.000%	07/01/2032	1,010,000	1,025,764
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2033	1,005,000	1,058,555
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2033	520,000	522,059
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	4.500%	07/01/2033	560,000	580,860
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2034	505,000	531,466
Cascade County High School District A Great Falls, General Obligation Bonds	5.000%	07/01/2034	725,000	768,611
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2034	565,000	565,586
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2034	1,000,000	1,005,010
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	5.000%	07/01/2034	805,000	859,841
Hellgate School District No. 4, General Obligation Bonds	5.250%	06/15/2035	880,000	934,339
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2035	845,000	843,616
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2035	750,000	751,898
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	5.000%	07/01/2035	1,925,000	2,052,537
Montana State Board of Regents Revenue Refunding Bonds	3.000%	11/15/2035	3,660,000	3,042,032
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2036	585,000	582,890
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2036	965,000	965,179
Broadwater County K-12 School District No. 1 Townsend, General Obligation Bonds	3.000%	07/01/2037	465,000	374,846

				18,321,478

Nebraska (1.34%)
Gretna Public Schools, General Obligation Refunding Bonds	3.000%	12/15/2024	145,000	142,919
Gretna Public Schools, General Obligation Refunding Bonds	4.000%	12/15/2025	180,000	184,148
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2028	150,000	154,472
Gretna Public Schools, General Obligation Refunding Bonds (Prerefunded to 12-15-2025 @ 100)(c)	5.000%	12/15/2028	250,000	263,745
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2029	250,000	257,470
Gretna Public Schools, General Obligation Refunding Bonds (Prerefunded to 12-15-2025 @ 100)(c)	5.000%	12/15/2029	260,000	274,295
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2030	325,000	333,460
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(c)	5.000%	12/15/2030	700,000	726,362
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(c)	5.000%	12/15/2032	565,000	586,278
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2034	1,105,000	959,663
City of Kearney, Nebraska, General Obligation Bonds	4.000%	05/15/2035	500,000	485,654
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2035	1,140,000	977,411
Omaha Public Power District Revenue Bonds, Series A(f)	5.000%	02/01/2036	750,000	821,185
County of Sarpy, Nebraska, General Obligation Bonds	3.500%	06/01/2037	1,000,000	891,442
City of La Vista, Nebraska, General Obligation Bonds	3.000%	09/15/2041	1,000,000	750,046

				7,808,550

Nevada (0.94%)
Nevada System of Higher Education Revenue Refunding Bonds	4.000%	07/01/2030	3,045,000	3,095,041
Clark County School District, General Obligation Bonds, Series B	3.000%	06/15/2038	3,000,000	2,339,455

				5,434,496

New Jersey (1.60%)
South Brunswick Township Board of Education, General Obligation Refunding Bonds	4.000%	12/01/2022	750,000	750,569
Madison Borough Board of Education, General Obligation Refunding Bonds, Series B	3.000%	12/15/2022	600,000	599,975
Madison Borough Board of Education, General Obligation Refunding Bonds, Series B (Prerefunded to 12-15-2022 @ 100)(c)	4.000%	12/15/2023	465,000	465,883

32	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
New Jersey (Cont.)
Hopewell Valley Regional School District, General Obligation Bonds	3.500%	01/15/2027	$3,330,000	$3,306,199
Livingston Township School District, General Obligation Refunding Bonds	4.000%	07/15/2029	1,000,000	1,020,449
Township of Moorestown, New Jersey, General Obligation Bonds	4.000%	01/15/2030	1,140,000	1,142,123
Hopewell Valley Regional School District, General Obligation Bonds	4.000%	01/15/2032	2,000,000	2,018,413

				9,303,611

New Mexico (3.51%)
County of Bernalillo, New Mexico, General Obligation Refunding Bonds, Series A	2.000%	08/15/2023	1,030,000	1,015,878
County of Bernalillo, New Mexico, General Obligation Refunding Bonds, Series A	2.250%	08/15/2024	1,050,000	1,025,804
County of Bernalillo, New Mexico, General Obligation Bonds	3.000%	08/15/2025	1,235,000	1,230,563
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2026	225,000	226,477
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2027	700,000	704,593
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.250%	08/01/2027	900,000	897,576
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.000%	08/01/2027	1,515,000	1,482,762
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2028	725,000	729,698
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.500%	08/01/2028	900,000	902,611
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.130%	08/01/2028	1,515,000	1,495,456
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2029	750,000	754,981
Santa Fe Public School District, General Obligation Bonds	3.630%	08/01/2029	3,075,000	3,070,205
Santa Fe Public School District, General Obligation Bonds	4.000%	08/01/2030	1,000,000	1,024,154
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2034	1,800,000	1,923,779
City of Albuquerque Gross Receipts Tax Revenue Bonds, Series B	5.000%	07/01/2035	1,000,000	1,092,014
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2035	2,600,000	2,767,178

				20,343,729

New York (2.71%)
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C-2	3.000%	05/15/2032	2,250,000	2,013,613
Port Authority of New York & New Jersey Revenue Bonds, Series 179	5.000%	12/01/2032	3,000,000	3,056,715
New York City Housing Development Corporation Revenue Bonds, Series 2022	2.750%	11/01/2033	1,500,000	1,257,226
State of New York Mortgage Agency Revenue Refunding Bonds, Series 220	2.400%	10/01/2034	1,000,000	792,086
City of New York, General Obligation Bonds, Subseries D-1	5.000%	05/01/2035	1,000,000	1,074,545
New York City Water & Sewer System Revenue Bonds, Series DD	5.000%	06/15/2035	2,500,000	2,550,517
City of New York, General Obligation Bonds, Series A-1	5.000%	09/01/2035	1,500,000	1,613,789
New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B-1	5.250%	11/01/2036	1,500,000	1,633,369
New York State Housing Finance Agency Affordable Housing Variable Sustainability Revenue Bonds, Series J(b),(g)	1.100%	11/01/2061	2,000,000	1,739,849

				15,731,709

North Carolina (1.76%)
Buncombe County Metropolitan Sewerage District Revenue Refunding Bonds	4.000%	07/01/2027	1,210,000	1,216,625
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2028	890,000	962,466
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2028	700,000	731,403
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2029	265,000	276,817
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2031	500,000	547,685
County of Union, North Carolina, Enterprise System Revenue Bonds	3.000%	06/01/2031	2,850,000	2,605,059
County of Forsyth, North Carolina, General Obligation Bonds, Series B	3.000%	03/01/2032	1,000,000	912,912
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2033	750,000	812,699
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2035	1,000,000	1,076,350
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2037	1,000,000	1,071,403

				10,213,419

North Dakota (1.35%)
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.130%	05/01/2028	845,000	836,624
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.250%	05/01/2029	835,000	830,997
Bismarck Public School District No. 1, General Obligation Bonds	3.130%	05/01/2030	1,695,000	1,638,350

See accompanying notes to financial statements.	33

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
North Dakota (Cont.)
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.130%	05/01/2031	$1,015,000	$974,579
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.130%	05/01/2032	1,060,000	980,496
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2033	1,350,000	1,208,232
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2034	1,550,000	1,355,879

				7,825,157

Ohio (4.11%)
Cincinnati City School District, General Obligation Refunding Bonds	5.250%	12/01/2022	1,000,000	1,003,564
Lake Local School District/Stark County, General Obligation Bonds	3.000%	12/01/2025	190,000	187,821
Lake County Community College District, General Obligation Bonds, Series A	3.000%	12/01/2026	355,000	347,651
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	5.000%	12/01/2027	175,000	178,569
Perrysburg Exempted Village School District, General Obligation Bonds (Prerefunded to 12-01- 2024 @ 100)(c)	4.000%	12/01/2027	1,250,000	1,268,331
Lakewood City School District, General Obligation Bonds, Series A (Prerefunded to 11-01- 2022 @ 100)(c)	5.000%	11/01/2028	1,000,000	1,001,482
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(c)	5.000%	12/01/2028	225,000	229,614
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(c)	5.000%	11/01/2029	800,000	815,707
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(c)	5.000%	12/01/2029	200,000	204,102
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(c)	5.000%	11/01/2030	1,335,000	1,361,211
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2030	235,000	241,972
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2030	750,000	762,757
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	4.000%	12/01/2030	365,000	368,541
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2031	220,000	225,837
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2031	350,000	355,130
Lakewood City School District, General Obligation Bonds, Series A (Prerefunded to 11-01- 2022 @ 100)(c)	5.000%	11/01/2032	1,500,000	1,502,224
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2032	220,000	224,297
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2032	315,000	318,548
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2032	1,750,000	1,765,020
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2032	375,000	379,756
Lakewood City School District, General Obligation Refunding Bonds, Series B	4.000%	11/01/2033	370,000	376,522
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2033	235,000	237,238
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2033	500,000	507,916
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2033	400,000	404,200
Worthington City School District, General Obligation Bonds	4.000%	12/01/2033	790,000	799,032
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2034	1,000,000	1,002,635
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2034	500,000	506,227
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2034	875,000	881,164
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2035	1,870,000	1,879,940
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2035	500,000	503,562
Worthington City School District, General Obligation Bonds	4.000%	12/01/2035	475,000	475,800
Miami University Oxford Revenue Refunding Bonds, Series A	4.000%	09/01/2036	1,000,000	958,310
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2036	1,000,000	1,003,049
Ohio Water Development Authority Revenue Bonds, Series A	5.000%	12/01/2039	1,470,000	1,578,279

				23,856,008

Oklahoma (1.54%)
City of Tulsa, Oklahoma, General Obligation Bonds	4.000%	03/01/2023	2,500,000	2,501,854
City of Tulsa, Oklahoma, General Obligation Bonds	3.000%	04/01/2028	3,000,000	2,918,575
Grand River Dam Authority Revenue Bonds, Series A	5.000%	06/01/2031	1,835,000	1,882,314
Edmond Public Works Authority Revenue Bonds	5.000%	07/01/2032	1,500,000	1,625,352

				8,928,095

34	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Oregon (0.90%)
State of Oregon, General Obligation Refunding Bonds, Series J	2.800%	06/01/2025	$155,000	$152,351
Clackamas County School District No. 12 North Clackamas, General Obligation Refunding Bonds (Prerefunded to 06-15-2024 @ 100)(c)	5.000%	06/15/2028	2,500,000	2,575,941
Deschutes County Administrative School District No. 1 Bend-La Pine, General Obligation Bonds	3.000%	06/15/2035	2,865,000	2,472,291

				5,200,583

Pennsylvania (2.23%)
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2028	340,000	349,169
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2029	305,000	312,477
County of Northampton, Pennsylvania, General Obligation Refunding Bonds, Series B (Prerefunded to 10-01-2022 @ 100)(c)	5.000%	10/01/2030	1,500,000	1,500,000
West View Municipal Authority Water Revenue Bonds (Prerefunded to 11-15-2024 @ 100)(c)	5.000%	11/15/2031	1,365,000	1,414,578
Pennsylvania Housing Finance Agency Revenue Bonds, Series 137	2.200%	04/01/2033	2,785,000	2,234,172
Pennsylvania Housing Finance Agency Revenue Bonds, Series 138A	2.700%	04/01/2033	1,500,000	1,265,199
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2033	400,000	346,731
Twin Valley School District, General Obligation Bonds, Series B	3.000%	04/01/2034	1,300,000	1,107,990
Bethlehem Authority Revenue Refunding Bonds	5.000%	11/15/2034	1,000,000	1,075,151
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2035	800,000	673,440
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2037	770,000	624,503
Manheim Central School District, General Obligation Bonds, Series B	4.000%	05/01/2038	1,350,000	1,257,804
Millcreek Township School District, General Obligation Bonds	3.000%	09/15/2038	1,000,000	774,992

				12,936,206

Rhode Island (0.11%)
Rhode Island Housing and Mortgage Finance Corporation Revenue Bonds, Series 76-A	2.200%	10/01/2033	780,000	618,151

South Carolina (1.89%)
Fort Mill School District No. 4, General Obligation Refunding Bonds, Series A	4.000%	03/01/2023	2,315,000	2,317,034
South Carolina State Housing Finance & Development Authority Revenue Bonds, Series C	2.750%	03/01/2024	1,000,000	988,856
Town of Fort Mill Water & Sewer System Revenue Bonds	3.500%	12/01/2027	380,000	380,259
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2028	520,000	524,516
City of Columbia Waterworks & Sewer System Revenue Refunding Bonds, Series B	4.000%	02/01/2029	1,045,000	1,070,877
Spartanburg Sanitary Sewer District Revenue Refunding Bonds, Series B (Prerefunded to 03- 01-2023 @ 100)(c)	5.000%	03/01/2030	2,160,000	2,177,140
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2030	535,000	537,389
City of Columbia Waterworks & Sewer System Revenue Bonds, Series A	3.000%	02/01/2035	1,750,000	1,499,464
Center for Arts & Health Sciences Public Facilities Corporation Revenue Bonds	4.000%	10/01/2036	1,500,000	1,473,215

				10,968,750

Tennessee (0.82%)
City of Knoxville Water System Revenue Refunding Bonds, Series BB	3.000%	03/01/2025	1,170,000	1,159,240
County of Washington, Tennessee, General Obligation Bonds, Series A	3.000%	06/01/2030	935,000	873,092
County of Washington, Tennessee, General Obligation Bonds, Series B	3.000%	06/01/2030	850,000	793,720
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue Bonds	5.000%	09/01/2031	1,065,000	1,095,148
City of Memphis Electric System Revenue Bonds, Series A	3.000%	12/01/2035	1,000,000	838,396

				4,759,596

Texas (4.43%)
Eanes Independent School District, General Obligation Bonds, Series A	3.500%	08/01/2026	1,670,000	1,670,945
State of Texas, General Obligation Bonds, Series A	3.000%	08/01/2027	2,325,000	2,285,316
Trinity River Authority Central Regional Wastewater System Revenue Refunding Bonds	3.000%	08/01/2031	1,500,000	1,390,036
Upper Brushy Creek Water Control and Improvement District, General Obligation Bonds	3.000%	08/15/2031	1,000,000	904,775
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	5.000%	03/01/2032	250,000	269,193
State of Texas, General Obligation Refunding Bonds, Series B	2.250%	08/01/2032	750,000	628,604
Lake Travis Independent School District, General Obligation Refunding Bonds	4.000%	02/15/2033	1,000,000	1,012,436

See accompanying notes to financial statements.	35

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Texas (Cont.)
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	5.000%	03/01/2033	$200,000	$214,742
Gregory-Portland Independent School District, Texas, General Obligation Bonds, Series A	4.000%	02/15/2034	1,565,000	1,570,102
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2034	280,000	282,215
Gregory-Portland Independent School District, Texas, General Obligation Bonds, Series A	4.000%	02/15/2035	2,710,000	2,718,836
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2035	200,000	197,945
Klein Independent School District, General Obligation Bonds	5.000%	08/01/2035	1,000,000	1,090,757
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2036	325,000	310,521
Texas A&M University Revenue Bonds(f)	5.250%	05/15/2036	1,000,000	1,102,047
Trinity River Authority Central Regional Wastewater System Revenue Bonds	3.500%	08/01/2036	1,000,000	884,044
Texas Water Development Board Revenue Bonds(f)	4.450%	10/15/2036	1,000,000	1,007,329
Texas Water Development Board Revenue Bonds	4.000%	10/15/2036	1,000,000	967,725
City of Cedar Park, General Obligation Bonds	5.000%	02/15/2037	1,000,000	1,064,568
City of Sugar Land, General Obligation Bonds	5.000%	02/15/2038	635,000	671,560
Sanger Independent School District, General Obligation Bonds	4.000%	08/15/2038	1,250,000	1,213,093
Aubrey Independent School District, General Obligation Bonds	5.000%	02/15/2039	1,000,000	1,064,949
City of Pflugerville, General Obligation Bonds	4.000%	08/01/2039	1,580,000	1,468,328
Florence Independent School District, General Obligation Bonds	5.000%	08/15/2039	570,000	608,870
Harlandale Independent School District, General Obligation Bonds, Series A	5.250%	08/15/2039	1,000,000	1,094,607

				25,693,543

Utah (1.53%)
Snyderville Basin Special Recreation District, General Obligation Bonds, Series A	3.000%	12/15/2025	1,260,000	1,251,335
Intermountain Power Agency Revenue Refunding Bonds, Series A	5.000%	07/01/2029	1,000,000	1,099,842
Central Utah Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2033	2,500,000	2,536,171
Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2033	1,000,000	1,014,469
Wasatch County School District Local Building Authority Revenue Bonds	5.000%	06/01/2034	750,000	809,720
Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2034	1,000,000	1,009,646
Duchesne County School District Revenue Bonds	5.000%	06/01/2036	1,150,000	1,169,476

				8,890,659

Vermont (0.57%)
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2032	175,000	188,652
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2033	190,000	204,129
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2034	255,000	273,191
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2034	410,000	439,248
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2035	265,000	283,491
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2035	435,000	465,352
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2036	910,000	972,268
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2037	440,000	469,366

				3,295,697

Virginia (0.59%)
Loudoun County Sanitation Authority Revenue Refunding Bonds (Prerefunded to 01-01-2023 @ 100)(c)	4.000%	01/01/2027	650,000	651,487
County of Stafford, Virginia, General Obligation Bonds	4.000%	07/01/2030	1,205,000	1,214,395
City of Danville, General Obligation Bonds	4.000%	09/01/2039	1,625,000	1,540,620

				3,406,502

Washington (6.59%)
City of Spokane, Washington, General Obligation Bonds	3.000%	12/01/2025	1,295,000	1,280,148
King County School District No 414 Lake Washington, General Obligation Refunding Bonds	3.500%	12/01/2025	2,000,000	2,018,641
State of Washington, General Obligation Refunding Bonds, Series A	4.000%	07/01/2026	2,500,000	2,515,421
Clark County School District No. 98 Hockinson, General Obligation Bonds	4.000%	12/01/2027	1,090,000	1,111,554
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	4.000%	12/01/2028	1,050,000	1,073,347
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, Series A	3.250%	12/01/2028	350,000	346,767
King County School District No 414 Lake Washington, General Obligation Refunding Bonds	4.000%	12/01/2028	1,000,000	1,025,393

36	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2029	$1,000,000	$1,019,342
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	3.130%	12/01/2029	2,000,000	1,972,183
City of Tacoma Solid Waste Utility Revenue Refunding Bonds, Series B	5.000%	12/01/2029	1,525,000	1,599,888
Clark County Public Utility District No. 1 Revenue Refunding Bonds	5.000%	01/01/2030	985,000	1,004,656
Energy Northwest Revenue Refunding Bonds	5.000%	07/01/2030	5,000,000	5,206,262
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2030	2,100,000	2,140,039
King County School District No 414 Lake Washington, General Obligation Bonds	4.000%	12/01/2033	5,000,000	5,065,726
King County School District No. 405 Bellevue, General Obligation Bonds	3.000%	12/01/2033	5,095,000	4,541,780
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2033	840,000	852,415
Clark County Public Utility District No. 1 Revenue Refunding Bonds	5.000%	01/01/2034	1,010,000	1,055,621
City of Shoreline, Washington, General Obligation Refunding Bonds	4.000%	12/01/2034	1,000,000	977,268
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2034	510,000	515,885
Yakima & Kittitas Counties School District No. 119 Selah, General Obligation Bonds	4.380%	12/01/2034	1,040,000	1,071,911
Lakehaven Water & Sewer District Revenue Bonds	3.000%	10/01/2035	700,000	606,010
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2035	500,000	498,260
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2037	800,000	775,636

				38,274,153

West Virginia (0.16%)
Braxton County Board of Education, General Obligation Refunding Bonds	4.000%	05/01/2026	250,000	255,075
Braxton County Board of Education, General Obligation Refunding Bonds	2.250%	05/01/2026	125,000	118,040
Braxton County Board of Education, General Obligation Refunding Bonds	5.000%	05/01/2027	515,000	545,822

				918,937

Wisconsin (5.71%)
Milwaukee Metropolitan Sewerage District, General Obligation Refunding Bonds, Series C	2.500%	10/01/2024	2,000,000	1,956,052
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(c)	4.000%	04/01/2027	340,000	343,585
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(c)	4.000%	04/01/2028	275,000	277,900
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(c)	4.000%	04/01/2029	400,000	404,218
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2029	1,000,000	1,032,836
Wisconsin-Dells School District, General Obligation Bonds	3.130%	03/01/2030	1,595,000	1,514,059
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2030	2,000,000	2,065,672
City of Fond Du Lac, Wisconsin, General Obligation Refunding Bonds, Series A	2.000%	03/01/2031	895,000	738,027
County of Waupaca, Wisconsin, General Obligation Bonds, Series A	3.250%	03/01/2031	1,160,000	1,097,175
Wisconsin-Dells School District, General Obligation Bonds	3.250%	03/01/2031	1,395,000	1,330,823
Burlington Area School District, General Obligation Bonds	3.130%	04/01/2031	1,000,000	944,780
D. C. Everest Area School District, General Obligation Bonds	3.380%	04/01/2031	3,900,000	3,766,904
Poynette School District, General Obligation Bonds	3.000%	04/01/2031	850,000	784,432
Western Technical College District, General Obligation Bonds, Series C	4.000%	04/01/2031	1,000,000	1,015,832
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2031	300,000	305,286
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2031	2,200,000	2,272,239
Burlington Area School District, General Obligation Bonds	3.250%	04/01/2032	1,120,000	1,046,900
Hamilton School District, Wisconsin, General Obligation Bonds	3.250%	04/01/2032	3,390,000	3,224,192
Poynette School District, General Obligation Bonds	3.130%	04/01/2032	1,520,000	1,400,091
Western Technical College District, General Obligation Refunding Bonds, Series F	3.000%	04/01/2032	2,240,000	2,043,480
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2032	675,000	685,127
Muskego-Norway School District, General Obligation Refunding Bonds	4.000%	04/01/2033	1,000,000	1,004,634
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2034	1,390,000	1,395,375

See accompanying notes to financial statements.	37

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Wisconsin (Cont.)
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2035	$1,405,000	$1,212,009
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2036	1,535,000	1,295,461

				33,157,089

Total Long-term Municipal Bond (cost $587,946,004)				552,973,464

			Shares	Value
Short-term Investments (4.29%)
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(h)			24,907,149	24,907,149

Total Short-term Investments (cost $24,907,149)				24,907,149

TOTAL INVESTMENTS (99.58%) (cost $612,853,153)				577,880,613
OTHER ASSETS, NET OF LIABILITIES (0.42%)				2,426,881

NET ASSETS (100.00%)				$580,307,494

(a)	Security has converted to a fixed rate as of December 9, 2021, and will continue at a fixed rate going forward.
(b)	Rate shown is fixed until mandatory tender date of July 1, 2026.
(c)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.
(d)	Security has converted to a fixed rate as of November 19, 2021, and will continue at a fixed rate going forward.
(e)	Security has converted to a fixed rate as of March 31, 2022, and will continue at a fixed rate going forward.
(f)	Security purchased on a “when-issued” basis.
(g)	Security has converted to a fixed rate as of December 16, 2021, and will continue at a fixed rate going forward.
(h)	Rate shown is the 7-day yield as of September 30, 2022.

38	See accompanying notes to financial statements.

(This page intentionally left blank.)

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2022

	State Farm Growth Fund	State Farm Balanced Fund	State Farm Interim Fund	State Farm Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,972,328,973	1,049,535,279	392,468,882	612,853,153

Investments in securities at market value	$5,718,259,770	2,006,604,060	366,952,110	577,880,613
Receivables:
Dividends and interest	5,606,711	4,691,307	1,498,819	5,841,399
Reclaims	999,049	410,320	—	—
Securities sold	—	993,106	10,402,742	—
Shares of the Fund sold	504,548	225,216	2,979	264,469
Prepaid expenses	270,322	108,514	25,458	17,748

Total assets	5,725,640,400	2,013,032,523	378,882,108	584,004,229

Liabilities and Net Assets
Cash overdraft	68	—	—	—
Distributions to shareholders	—	—	2,725	263,324
Payables:
Securities purchased	9,575,195	2,905,014	10,264,913	2,938,420
Shares of the Fund redeemed	1,009,108	649,164	109,632	131,453
Investment advisory fees	503,032	192,196	36,758	53,700
Accounting and Administration fees	2,282,048	902,478	217,392	250,701
Regulatory and Compliance fees	46,037	15,806	2,706	4,277
Registration fees	31,420	6,639	—	—
Variation margin on futures contracts	588,162	232,100	—	—
Due to broker	3,557,367	197,762	—	—
Accrued expenses and other payables	91,441	67,738	53,968	54,860

Total liabilities	17,683,878	5,168,897	10,688,094	3,696,735

Net assets applicable to shares outstanding of common stock	$5,707,956,522	2,007,863,626	368,194,014	580,307,494

Fund shares outstanding (no par value, unlimited number of shares authorized)	64,925,866	26,986,648	39,292,938	74,033,483
Net asset value, offering price and redemption price per share	$87.92	74.40	9.37	7.84

Analysis of Net Assets
Paid-in-capital	$1,949,174,359	1,056,678,462	397,755,786	623,136,995
Total distributable earnings (loss)	3,758,782,163	951,185,164	(29,561,772)	(42,829,501)

Net assets applicable to shares outstanding	$5,707,956,522	2,007,863,626	368,194,014	580,307,494

40	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF OPERATIONS

Year ended September 30, 2022

	State Farm Growth Fund	State Farm Balanced Fund	State Farm Interim Fund	State Farm Municipal Bond Fund
Investment Income:
Dividends	$116,514,851	27,930,346	7,476	150,367
Interest	31,485	12,965,420	4,619,602	16,917,897

	116,546,336	40,895,766	4,627,078	17,068,264
Less: foreign withholding taxes	(355,451)	(82,236)	—	—

Total investment income	116,190,885	40,813,530	4,627,078	17,068,264

Expenses:
Investment advisory fees	6,642,812	2,544,467	484,222	714,241
Accounting and Administration fees	3,040,281	1,206,043	291,257	337,047
Trustees’ fees and expenses	104,051	35,355	5,485	9,052
Insurance fees	44,323	15,949	3,077	4,853
Regulatory and Compliance fees	266,645	83,306	16,743	26,904
Registration fees	105,802	60,654	32,858	34,950
Other	250,451	142,223	55,532	43,411

Total expenses	10,454,365	4,087,997	889,174	1,170,458
Less: expense reductions from Service Providers	(2,482,915)	(849,586)	(243,551)	(131,563)

Net expenses	7,971,450	3,238,411	645,623	1,038,895

Net investment income	108,219,435	37,575,119	3,981,455	16,029,369

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(12,570,740)	(1,011,041)	(3,877,824)	(7,856,828)
Net realized gain (loss) on futures contracts	(4,885,310)	(2,355,679)	—	—
Net realized gain (loss) on foreign currency transactions	(88)	(54)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(636,834,017)	(234,543,826)	(29,731,655)	(71,463,953)
Change in net unrealized appreciation (depreciation) on futures contracts	(2,395,372)	(298,504)	—	—

Net realized and unrealized gain (loss) on investments	(656,685,527)	(238,209,104)	(33,609,479)	(79,320,781)

Net change in net assets resulting from operations	$(548,466,092)	(200,633,985)	(29,628,024)	(63,291,412)

See accompanying notes to financial statements.	41

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	State Farm Growth Fund
Year ended September 30, 2022, 10-month period ended September 30, 2021 and year ended
November 30, 2020	2022	2021(a)	2020
From operations:
Net investment income	$108,219,435	99,275,839	122,110,348
Net realized gain (loss)	(17,456,138)	880,314,306	50,580,861
Change in net unrealized appreciation or depreciation	(639,229,389)	54,068,781	495,954,432

Net change in net assets resulting from operations	(548,466,092)	1,033,658,926	668,645,641
Distributions to shareholders from:
Distributable earnings (Net investment income, Net realized gain)	(977,372,639)	(167,458,952)	(181,531,414)

Total distributions to shareholders	(977,372,639)	(167,458,952)	(181,531,414)
From Fund share transactions:
Proceeds from shares sold	269,135,832	242,938,509	245,052,230
Reinvestment of distributions	913,433,616	156,291,906	170,226,604
Less payments for shares redeemed	(537,745,932)	(496,221,789)	(585,160,917)

Net increase (decrease) in net assets from Fund share transactions	644,823,516	(96,991,374)	(169,882,083)

Total increase (decrease) in net assets	(881,015,215)	769,208,600	317,232,144

Net assets:
Beginning of period	6,588,971,737	5,819,763,137	5,502,530,993

End of period	$5,707,956,522	6,588,971,737	5,819,763,137

Share Information
Sold	2,564,044	2,218,847	2,888,825
Issued in reinvestment of distributions	8,649,458	1,504,514	1,943,120
Redeemed	(5,105,548)	(4,519,526)	(6,785,766)

Net increase (decrease)	6,107,954	(796,165)	(1,953,821)

(a)   As part of the Reorganization, the annual reporting period was adjusted to end September 30 instead of the previous November 30 end date.

42	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

State Farm Balanced Fund			State Farm Interim Fund			State Farm Municipal Bond Fund

2022	2021(a)	2020	2022	2021(a)	2020	2022	2021(a)	2020

37,575,119	38,230,087	47,326,599	3,981,455	4,057,462	5,811,934	16,029,369	14,240,907	18,120,053
(3,366,774)	235,855,423	17,222,752	(3,877,824)	445,382	(4,405)	(7,856,828)	677,242	671,779
(234,842,330)	17,813,122	163,695,182	(29,731,655)	(8,360,259)	9,183,914	(71,463,953)	(12,352,315)	18,059,864

(200,633,985)	291,898,632	228,244,533	(29,628,024)	(3,857,415)	14,991,443	(63,291,412)	2,565,834	36,851,696

(214,292,681)	(62,452,726)	(55,983,773)	(4,203,011)	(4,057,461)	(5,811,934)	(16,706,754)	(14,912,673)	(18,438,528)

(214,292,681)	(62,452,726)	(55,983,773)	(4,203,011)	(4,057,461)	(5,811,934)	(16,706,754)	(14,912,673)	(18,438,528)

119,468,092	112,042,679	133,601,946	82,629,066	92,251,211	272,566,071	41,897,137	53,524,197	78,430,037
203,958,348	59,348,012	53,290,330	4,172,888	3,977,917	5,716,538	13,676,775	12,426,596	15,338,456
(260,859,337)	(291,674,445)	(229,868,707)	(131,751,080)	(136,512,953)	(142,990,378)	(98,411,611)	(91,470,624)	(82,077,036)

62,567,103	(120,283,754)	(42,976,431)	(44,949,126)	(40,283,825)	135,292,231	(42,837,699)	(25,519,831)	11,691,457

(352,359,563)	109,162,152	129,284,329	(78,780,161)	(48,198,701)	144,471,740	(122,835,865)	(37,866,670)	30,104,625

2,360,223,189	2,251,061,037	2,121,776,708	446,974,175	495,172,876	350,701,136	703,143,359	741,010,029	710,905,404

2,007,863,626	2,360,223,189	2,251,061,037	368,194,014	446,974,175	495,172,876	580,307,494	703,143,359	741,010,029

1,394,136	1,269,269	1,807,747	8,398,828	8,956,788	26,310,110	4,908,002	5,955,927	8,786,824
2,348,663	696,524	717,928	426,714	387,700	552,545	1,619,903	1,386,283	1,714,383
(3,042,227)	(3,245,420)	(3,118,768)	(13,358,520)	(13,296,342)	(13,820,577)	(11,615,394)	(10,195,898)	(9,318,579)

700,572	(1,279,627)	(593,093)	(4,532,978)	(3,951,854)	13,042,078	(5,087,489)	(2,853,688)	1,182,628

See accompanying notes to financial statements.	43

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Because each Fund is a continuation of its respective Predecessor Fund, each of which was a series of State Farm Associates’ Funds Trust, the following financial information includes results of each Fund’s respective Predecessor Fund for periods prior to August 23, 2021, the date each Predecessor Fund reorganized into each Fund. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM GROWTH FUND

(For a share outstanding throughout each period)

	Year ended	10-month period ended
	September 30,	September 30,	Year ended November 30,
	2022	2021	2020	2019	2018		2017
Net asset value, beginning of period	$ 112.02	97.62	89.37	81.06	80.41		70.41

Income from Investment Operations
Net investment income(a)	1.70	1.67	1.99	2.13	1.93		1.84
Net gain (loss) on investments (both realized and unrealized)	(9.06)	15.56	9.22	9.30	1.51		10.50

Total from invesment operations	(7.36)	17.23	11.21	11.43	3.44		12.34

Less Distributions
Net investment income	(1.83)	(1.97)	(2.11)	(2.09)	(1.90)		(1.78)
Net realized gain	(14.91)	(0.86)	(0.85)	(1.03)	(0.89)		(0.56)

Total distributions	(16.74)	(2.83)	(2.96)	(3.12)	(2.79)		(2.34)

Net asset value, end of period	$ 87.92	112.02	97.62	89.37	81.06		80.41

Total Return	(8.99)%	17.89%(b)	12.96%	14.91%	4.41%		17.91%

Ratios/Supplemental Data
Net assets, end of period (millions)	$5,708.0	6,589.0	5,819.8	5,502.5	4,992.6		4,960.5

Average net asset ratios
Expenses, net of waivers and reimbursements	0.12%	0.12%(c)	0.12%	0.12%	0.12%		0.12%
Expenses, gross of waivers and reimburements	0.16%	0.13%(c)	0.12%	0.12%	0.12%		0.12%
Net investment income, net of waivers and reimbursements	1.63%	1.81%(c)	2.29%	2.62%	2.42%		2.46%

Portfolio turnover rate	28%	23%(b),(d),(e)	0%	1%	0	%(f)	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

(f)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

44	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM BALANCED FUND

(For a share outstanding throughout each period)

	Year ended	10-month period ended
	September 30,	September 30,	Year ended November 30,
	2022	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 89.79	81.66	75.35	68.52	68.84	63.19

Income from Investment Operations
Net investment income(a)	1.39	1.41	1.69	1.81	1.70	1.65
Net gain (loss) on investments (both realized and unrealized)	(8.53)	9.03	6.62	7.30	(0.03)	5.75

Total from invesment operations	(7.14)	10.44	8.31	9.11	1.67	7.40

Less Distributions
Net investment income	(1.50)	(1.68)	(1.78)	(1.79)	(1.68)	(1.63)
Net realized gain	(6.75)	(0.63)	(0.22)	(0.49)	(0.31)	(0.12)

Total distributions	(8.25)	(2.31)	(2.00)	(2.28)	(1.99)	(1.75)

Net asset value, end of period	$ 74.40	89.79	81.66	75.35	68.52	68.84

Total Return	(9.20)%	12.95%(b)	11.31%	13.82%	2.49%	11.93%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,007.9	2,360.2	2,251.1	2,121.8	1,935.4	1,951.1

Average net asset ratios
Expenses, net of waivers and reimbursements	0.14%	0.13%(c)	0.14%	0.13%	0.13%	0.13%
Expenses, gross of waivers and reimburements	0.18%	0.14%(c)	0.14%	0.13%	0.13%	0.13%
Net investment income, net of waivers and reimbursements	1.63%	1.90%(c)	2.27%	2.59%	2.50%	2.52%

Portfolio turnover rate	40%	22%(b),(d),(e)	3%	4%	5%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

See accompanying notes to financial statements.	45

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM INTERIM FUND

(For a share outstanding throughout each period)

	Year ended	10-month period ended
	September 30,	September 30,	Year ended November 30,
	2022	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 10.20	10.36	10.10	9.76	9.87	9.92

Income from Investment Operations
Net investment income	0.10	0.09	0.14	0.17	0.14	0.12
Net gain (loss) on investments (both realized and unrealized)	(0.83)	(0.16)	0.26	0.34	(0.11)	(0.05)

Total from invesment operations	(0.73)	(0.07)	0.40	0.51	0.03	0.07

Less Distributions
Net investment income	(0.10)	(0.09)	(0.14)	(0.17)	(0.14)	(0.12)
Net realized gain	—	—	—	—	—	—

Total distributions	(0.10)	(0.09)	(0.14)	(0.17)	(0.14)	(0.12)

Net asset value, end of period	$ 9.37	10.20	10.36	10.10	9.76	9.87

Total Return	(7.17)%	(0.71)%(a)	4.02%	5.26%	0.33%	0.71%

Ratios/Supplemental Data
Net assets, end of period (millions)	$368.2	447.0	495.2	350.7	337.9	360.4

Average net asset ratios
Expenses, net of waivers and reimbursements	0.16%	0.16%(b)	0.16%	0.17%	0.17%	0.16%
Expenses, gross of waivers and reimburements	0.22%	0.18%(b)	0.16%	0.17%	0.17%	0.16%
Net investment income, net of waivers and reimbursements	0.99%	1.02%(b)	1.38%	1.71%	1.45%	1.21%

Portfolio turnover rate	45%	36%(a)	20%	20%	16%	13%

(a)	Not annualized for periods that are less than a full year.
(b)	Determined on an annualized basis.

46	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended	10-month period ended
	September 30,	September 30,	Year ended November 30,
	2022	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 8.89	9.04	8.80	8.44	8.61	8.53

Income from Investment Operations
Net investment income	0.21	0.18	0.23	0.24	0.25	0.26
Net gain (loss) on investments (both realized and unrealized)	(1.04)	(0.14)	0.24	0.36	(0.17)	0.08

Total from invesment operations	(0.83)	0.04	0.47	0.60	0.08	0.34

Less Distributions
Net investment income	(0.21)	(0.18)	(0.23)	(0.24)	(0.25)	(0.26)
Net realized gain(a)	(0.01)	(0.01)	—	—	—	—

Total distributions	(0.22)	(0.19)	(0.23)	(0.24)	(0.25)	(0.26)

Net asset value, end of period	$ 7.84	8.89	9.04	8.80	8.44	8.61

Total Return	(9.51)%	0.37%(b)	5.40%	7.19%	0.99%	3.99%

Ratios/Supplemental Data
Net assets, end of period (millions)	$580.3	703.1	741.0	710.9	675.4	698.6

Average net asset ratios
Expenses, net of waivers and reimbursements	0.16%	0.17%(c)	0.16%	0.16%	0.16%	0.15%
Expenses, gross of waivers and reimburements	0.18%	0.18%(c)	0.16%	0.16%	0.16%	0.15%
Net investment income, net of waivers and reimbursements	2.47%	2.34%(c)	2.53%	2.74%	2.93%	2.98%

Portfolio turnover rate	31%	11%(b)	10%	14%	12%	9%

(a)	Net realized gain distributions represent less than $0.01 per share for the years ended November 30, 2020, 2019 and 2018.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.

See accompanying notes to financial statements.	47

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Advisers Investment Trust (the “Trust” or “AIT”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “State Farm Funds”) are each a diversified fund and are each a series of the Trust. These financial statements and notes only relate to the State Farm Funds.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to August 23, 2021, each State Farm Fund operated as a series of State Farm Associates’ Funds Trust (each a “Predecessor Fund” and together the “Predecessor Funds”). On August 23, 2021, the Predecessor Funds were reorganized into the Trust, pursuant to an Agreement and Plan of Reorganization approved by the State Farm Associates’ Funds’ Board of Trustees on March 11, 2021 and by the Predecessor Funds’ shareholders on June 17, 2021 (each a “Reorganization” and collectively, the “Reorganizations”).

At the time of the Reorganizations, each Predecessor Fund transferred all of its assets to its corresponding State Farm Fund in exchange for shares of the corresponding State Farm Fund and the assumption of all of the liabilities of the Predecessor Fund by the corresponding State Farm Fund. Upon closing of the Reorganizations, holders of a Predecessor Fund’s shares received shares of the corresponding State Farm Fund’s shares. The Reorganizations were tax-free for U.S federal income tax purposes.

Prior to the Reorganizations, the State Farm Funds had no net assets or operations in the Trust, and therefore, activity shown in the Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of each Predecessor Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding Fund for accounting and tax purposes.

As part of each Reorganization, the Board approved a September 30 fiscal year end for each State Farm Fund. Prior to each Reorganizations, each Predecessor Fund had a November 30 fiscal year end.

1. Investment Objective

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital, which may be supplemented by income. For information on the specific strategies of the Growth Fund, please refer to the Fund’s Prospectus.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital while providing some current income. For information on the specific strategies of the Balanced Fund, please refer to the Fund’s Prospectus.

The State Farm Interim Fund (the “Interim Fund”) seeks to provide investment results approximating the performance of the Bloomberg 1-5 Year U.S. Treasury Index. For information on the specific strategies of the Interim Fund, please refer to the Fund’s Prospectus.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high rate of income exempt from federal income taxes as is consistent with prudent investment management. For information on the specific strategies of the Municipal Bond Fund, please refer to the Fund’s Prospectus.

2. Significant Accounting Policies

Investment Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Investment Valuation.

When-Issued Securities

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At September 30, 2022, the Municipal Bond

48

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

Fund had commitments of $2,938,420 (representing 0.51% of net assets) for when-issued securities. These commitments are included within the Payable for Securities Purchased line on the Statements of Assets and Liabilities.

Futures Contracts

Certain Funds invest in stock index futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline.A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gain (loss) on futures contracts, and any unrealized gains or losses on open futures contracts in Change in net unrealized appreciation (depreciation) on futures contracts.

Further information on the impact of these positions on the Funds’ financial statements can be found in Note 7.

Currency Transactions

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations.

Investment Transactions and Income

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Expense Allocations

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis, based on relative net assets, or another reasonable basis.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Growth Fund and Balanced Fund declare and pay dividends, and capital gain distributions, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily and pay them monthly on the last business day of the month. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, at least annually.

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

Federal Income Tax Information

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

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ADVISERS INVESTMENT TRUST

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns for the tax years ended November 30, 2019 through November 30, 2020 and September 30, 2021 and 2022, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3. Investment Valuation

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee would in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated State Farm Investment Management Corp., as investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

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ADVISERS INVESTMENT TRUST

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1	Level 2	Level 3	Total
State Farm Growth Fund
Investments in Securities:
Common Stocks (a)	$5,638,340,711	$—	$—	$5,638,340,711
U.S. Treasury Obligations	—	5,213,314	—	5,213,314
Short-term Investments	74,705,745	—	—	74,705,745

Total Investments in Securities	5,713,046,456	5,213,314	—	5,718,259,770

Other Financial Instruments
Liabilities:
Futures Contracts	(4,145,409)	—	—	(4,145,409)
State Farm Balanced Fund
Investments in Securities:
Common Stocks (a)	1,361,045,332	—	—	1,361,045,332
Corporate Bonds (a)	—	199,428,539	—	199,428,539
Foreign Government Bonds	—	2,630,443	—	2,630,443
Agency Securities	—	14,101,026	—	14,101,026
U.S. Treasury Obligations	—	389,451,048	—	389,451,048
Short-term Investments	28,592,308	—	—	28,592,308
Foreign Issuer Bonds	—	11,355,364	—	11,355,364

Total Investments in Securities	1,389,637,640	616,966,420	—	2,006,604,060

Other Financial Instruments
Liabilities:
Futures Contracts	(889,142)	—	—	(889,142)
State Farm Interim Fund
Investments in Securities:
U.S. Treasury Obligations	—	365,836,693	—	365,836,693
Short-term Investments	1,115,417	—	—	1,115,417

Total Investments in Securities	1,115,417	365,836,693	—	366,952,110

State Farm Municipal Bond Fund
Investments in Securities:
Long-term Municipal Bonds	—	552,973,464	—	552,973,464
Short-term Investments	24,907,149	—	—	24,907,149

Total Investments in Securities	24,907,149	552,973,464	—	577,880,613

  (a) Industry classification is disclosed in the Schedules of Investments.

As of September 30, 2022 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2022.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

4. Federal Income Tax

As of September 30, 2022, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
State Farm Growth Fund	$1,968,183,564	$3,864,845,843	$(118,915,046)	$3,745,930,797
State Farm Balanced Fund	1,048,646,137	998,114,367	(41,045,586)	957,068,781
State Farm Interim Fund	392,471,331	8,193	(25,527,414)	(25,519,221)
State Farm Municipal Bond Fund	612,853,153	213,043	(35,185,583)	(34,972,540)

As of September 30, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after September 30, 2022, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2022	Short-term	Long-term	Total
State Farm Growth Fund	$—	$(19,956,804)	$ —	$(19,956,804)
State Farm Municipal Bond Fund	—	(5,998,647)	(1,858,181)	(7,856,828)

For the period subsequent to October 31, 2021, through the fiscal year ended September 30, 2022, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Capital and/or Ordinary Losses
State Farm Balanced Fund	$17,275,319
State Farm Interim Fund	4,042,540

As of September 30, 2022, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
State Farm Growth Fund	$ —	$32,842,700	$—	$3,745,896,267	$(19,956,804)	$3,758,782,163
State Farm Balanced Fund	—	11,407,735	—	957,052,748	(17,275,319)	951,185,164
State Farm Interim Fund	—	2,715	—	(25,519,221)	(4,045,266)	(29,561,772)
State Farm Municipal Bond Fund	261,165	2,029	—	(34,972,542)	(8,120,153)	(42,829,501)

The tax character of distributions was designated as follows for the years ended September 30, 2022, September 30, 2021 and November 30, 2020 :

2022	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$112,654,247	$864,718,392	$977,372,639
State Farm Balanced Fund	—	42,657,973	171,634,708	214,292,681
State Farm Interim Fund	—	3,981,466	221,545	4,203,011
State Farm Municipal Bond Fund	15,860,525	197,664	648,565	16,706,754

2021	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$116,584,350	$50,874,602	$167,458,952
State Farm Balanced Fund	—	45,173,359	17,279,367	62,452,726
State Farm Interim Fund	—	4,057,461	—	4,057,461
State Farm Municipal Bond Fund	14,224,490	16,404	671,779	14,912,673

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

2020	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$129,137,348	$52,394,066	$181,531,414
State Farm Balanced Fund	—	49,929,057	6,054,716	55,983,773
State Farm Interim Fund	—	5,811,934	—	5,811,934
State Farm Municipal Bond Fund	18,201,882	56,101	180,545	18,438,528

5. Fees and Transactions with Affiliates and Other Parties

Investment Adviser

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with State Farm Investment Management Corp. (the “Adviser” or “State Farm”) to provide investment advisory services to the Funds, including oversight of Northern Trust Investments, Inc. (the “Sub-Adviser” or “NTI”). Total fees incurred pursuant to the Advisory Agreement are reflected as “Investment advisory” fees on the Statements of Operations. Under the terms of the Advisory Agreement, the Funds pay the Adviser a monthly fee based on each Fund’s daily net assets at the following annualized rates:

Fund	Management Fee (as percentage of average daily net assets)
State Farm Growth Fund	0.10%
State Farm Balanced Fund	0.11%
State Farm Interim Fund	0.12%
State Farm Municipal Bond Fund	0.11%

The Advisory Agreement continues for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

Expense Limitation Agreement

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends and other expenses in connection with the short sale of securities, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed the rates specified in the table below:

Fund	Expense Limitation
State Farm Growth Fund	0.12%
State Farm Balanced Fund	0.14%
State Farm Interim Fund	0.16%
State Farm Municipal Bond Fund	0.16%

The expense limitation agreement is effective until January 28, 2025 for the Funds at which time it will be subject to automatic renewal upon the effective date of the Funds’ registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends and other expenses in connection with the short sale of securities, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the lesser of the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Advisory Agreement.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

The balances of recoverable expenses to State Farm by Funds at September 30, 2022 were as follows:

	Expiring
Fund	2023	2024	2025
State Farm Growth Fund	$—	$267,169	$2,447,711
State Farm Balanced Fund	—	99,813	837,229
State Farm Interim Fund	—	41,335	241,310
State Farm Municipal Bond Fund	—	28,333	127,994

Investment Sub-Adviser

NTI serves as the Sub-Adviser to the Funds. For its services to the Funds, NTI does not directly receive a fee from the Funds. NTI receives a fee from the Adviser which is computed and accrued daily and paid monthly as follows:

Management Fee
Fund	(as percentage of average daily net assets)
State Farm Growth Fund	0.085%
State Farm Balanced Fund	0.080%
State Farm Interim Fund	0.075%
State Farm Municipal Bond Fund	0.080%

The Sub-Adviser is responsible for the day-to-day investment management of the Funds’ assets, including making investment decisions and placing orders for the purchase and sale of securities for the Funds directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. The investment advisory services of the Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to render investment advisory services to others. The Sub-Adviser also furnishes to the Adviser and to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the Funds.

Distribution Agreement

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining each Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

Custody, Transfer Agency, and Fund Administration and Accounting Services Agreements with the Northern Trust Company

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian, and fund accounting agent for the Funds pursuant to written agreements between the Trust, on behalf of the Funds, and Northern Trust. The Funds have agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on each Fund’s daily net assets, subject to a minimum annual fee relating to these services, and reimburse for certain expenses incurred on behalf of the Funds as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statements of Operations.

Services Agreement with Foreside Fund Officer Services, LLC

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control Services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds, including providing certain officers to the Funds. The Funds pay Foreside an annual base fee, a basis-point fee based on each Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations. Foreside agreed to waive certain fees until August 2022, and such amounts are not such to recoupment in future years. During the year ended September 30,2022, such waivers were $35,204, $12,357, $2,241, and $3,569 for the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund, respectively, and are included in “Expenses reduced by Service Providers” on the Statements of Operations.

Trustee Compensation

Officers of the Trust receive no compensation directly from the Funds for serving in their respective roles. The Trust has no retirement or pension plans. The Trust pays an annual retainer of $125,000 and reimbursement for certain expenses to Trustees who are not interested persons of the Trust (“Independent Trustees”). If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2022, the

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

aggregate Independent Trustee compensation paid by the Trust was $472,750. The amount of total Trustee compensation and reimbursement of out-of pocket expenses allocated from the Trust to the Funds are reflected as “Trustees’ fees and expenses” on the Statements of Operations.

6. Investment Transactions

For the year ended September 30, 2022, investment transactions (exclusive of futures contracts and short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
State Farm Growth Fund	$1,827,987,892	$2,058,034,617	$—	$—
State Farm Balanced Fund	385,452,001	567,600,928	528,701,319	464,742,936
State Farm Interim Fund	—	—	179,294,986	222,272,272
State Farm Municipal Bond Fund	192,912,158	238,863,009	—	—

7. Derivative Instruments

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of September 30, 2022:

		Assets		Liabilities
Fund	Contract Type	Statements of Assets Location	Value	Statements of Liabilities Location	Value
State Farm Growth Fund	Equity risk	Net Assets - Net unrealized appreciation	$—	Net Assets - Net unrealized depreciation	$(4,145,409	)*
State Farm Balanced Fund	Equity risk	Net Assets - Net unrealized appreciation	—	Net Assets - Net unrealized depreciation	(889,142	)*

*Includes cumulative appreciation/depreciation on future contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended September 30, 2022:

		Amount of Realized Gain (Loss) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Net realized gain (loss) on futures contracts	$(4,885,310)
State Farm Balanced Fund	Equity risk	Net realized gain (loss) on futures contracts	(2,355,679)

		Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	$(2,395,372)
State Farm Balanced Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	(298,504)

Volume of derivative activity for the fiscal year ended September 30, 2022:*

	Equity Contracts
Fund	Number of Trades	Average Notional Amount
State Farm Growth Fund	21	$20,437,963
State Farm Balanced Fund	22	6,863,829

*Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures equity contracts.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

8. Principal Investment Risks

Investing in a Fund may involve certain risks including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

Management Risk

The assessment by the Sub-Adviser of the securities to be purchased or sold by the Funds may prove incorrect, resulting in losses or poor performance, even in a rising market. This may be as a result of the factors used by the Sub-Adviser in building a multifactor quantitative model. Whenever a model is used, there is also a risk that the model will not work as planned. In addition, there may be periods when quality investing is out of favor and during which time the Funds’ performance may suffer.

Market Risk

The risk that the value of the Funds’ investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Tracking Risk

The Sub-Adviser invests in fixed income securities to try to duplicate the investment composition and performance of the Bloomberg Index. There is a risk that the Funds’ performance may vary substantially from the performance of the Bloomberg Index as a result of share purchases and redemptions, transaction costs, expenses and other factors.

Liquidity Risk

The Sub-Adviser may have difficulty selling securities the Funds hold at the time it would like to sell, and at the value the Funds have placed on those securities.

High Yield Risk

High yield securities and unrated securities of similar credit quality (securities rated below investment grade, commonly known as “junk bonds”) are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Long-term Ownership Strategy Risk

The Funds’ investment approach generally emphasizes buying and holding securities over long periods. As such, the Funds could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Funds to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover.

Tax Risk

The Funds’ long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Funds have accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. As a result, unless you are purchasing shares of the Funds through a tax-advantaged account (such as an IRA), buying shares at a time when the Funds have unrealized gains might eventually cost you money in taxes.

Large Cap Risk

The risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Generally, the smaller the company size, the greater the risk.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

Interest Rate Risk

The risk that during periods of rising interest rates, the Funds’ yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Funds’ yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities.

Prepayment (or Call) Risk

The risk that an issuer could exercise its right to pay principal on an obligation held by the Funds (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Funds’ net asset value.

U.S. Government Securities Risk

The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Funds are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States.

Municipal Securities Risks

The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of issuers of municipal securities. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Funds may be more sensitive to adverse economic, business, political or public health developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations and could adversely impact the value of its bonds, which in turn could negatively impact the performance of the Funds. The secondary market for municipal obligations also tends to be less well developed and less liquid than many other securities markets, which may limit the Funds’ ability to sell its municipal obligations at attractive prices.

Credit (or Default) Risk

The risk that the inability or unwillingness of an issuer or a counterparty to meet its principal or interest payments or other financial obligations will adversely affect the value of the Funds’ investments and their returns. The credit quality of a debt security or of the issuer of a debt security held by the Funds could deteriorate rapidly, which may impair the Funds’ liquidity or cause a deterioration in the Funds’ net asset value.

Debt Extension Risk

The risk that an issuer will exercise its right to pay principal on an obligation held by the Funds later than expected. Under these circumstances, the value of the obligation will decrease.

Inflation Risk

The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Income Risk

The risk that the income from the bonds the Funds holds will decline. This risk applies when the Funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Valuation Risk

The risk that the sale price the Funds could receive for a portfolio security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Funds’ investments involves subjective judgment. The Funds’ ability to value their investments may be impacted by technological issues and/or errors by pricing services

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2022

or other third-party service providers. In addition, the value of the securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

Stock Index Futures Risk

The risk arising from the Funds’ use of futures and includes: the risk that there will be imperfect correlation between the change in market value of the Funds’ securities and the price of futures contracts; the possible inability of the Funds to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Funds’ investment sub-adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Geographic and Sector Risk

The risk that if a Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector,an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (four of the funds constituting Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for the year ended September 30, 2022, for the period December 1, 2020 through September 30, 2021 and for the year ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended September 30, 2022, for the period December 1, 2020 through September 30, 2021 and for the year ended November 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

November 23, 2022

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FEDERAL INCOME TAX INFORMATION

September 30, 2022 (Unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the period ended September 30, 2022.

		Total Distributions
	Total Qualified	Qualifying for the
Fund	Dividend Income Distributed	Dividends-Received Deduction
State Farm Growth Fund	$112,773,662	$103,659,424
State Farm Balanced Fund	27,040,125	24,956,672
State Farm Interim Fund	—	—
State Farm Municipal Bond Fund	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

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ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY

September 30, 2022 (Unaudited)

State Farm Growth Fund

Fund Composition*

*	Illustrated by Sector and based on total net assets as of September 30, 2022. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.

State Farm Balanced Fund

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of September 30, 2022. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY (continued)

September 30, 2022 (Unaudited)

State Farm Interim Fund

Fund Composition*

*	Illustrated by Maturity and based on total net assets as of September 30, 2022. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 0.30% allocation to net other assets/liabilities.

State Farm Municipal Bond Fund

Fund Composition*

*	Illustrated by Maturity and based on total net assets as of September 30, 2022. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 4.71% allocation to net other assets/liabilities

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

EXPENSE EXAMPLES

September 30, 2022 (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Annualized Expense
			Ratio Based	Expenses Paid
	Beginning	Ending	on the Period	During Period
	Account Value	Account Value	April 01, 2022 to	April 01, 2022 to
	April 01, 2022	September 30, 2022	September 30, 2022	September 30, 2022*

State Farm Growth Fund

Actual	$1,000.00	$ 829.50	0.12%	$0.55

Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61

State Farm Balanced Fund

Actual	$1,000.00	$ 860.50	0.14%	$0.65

Hypothetical (5% return before expenses)	$1,000.00	$1,024.37	0.14%	$0.71

State Farm Interim Fund

Actual	$1,000.00	$ 968.60	0.16%	$0.79

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

State Farm Municipal Bond Fund

Actual	$1,000.00	$ 945.80	0.16%	$0.78

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*

Expenses are calculated using the applicable Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION

September 30, 2022 (Unaudited)

Trustees & Officers

The following table provides information regarding each Independent Trustee.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address, and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January, 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	10	Diamond Hill Funds (retired 2022)

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Boston Trust Walden Funds, 1992 to 2022.	10	Boston Trust Walden Funds (retired 2022)

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION (continued)

September 30, 2022 (Unaudited)

The following table provides information regarding each officer of the Trust.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.

				N/A	N/A

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/June 2022 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A

Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present

Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to May, 2021; Assistant Treasurer of Advisers Investment Trust May, 2021 to December, 2021.

				N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust May, 2021 to December, 2021.	N/A	N/A

Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

1The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Bugni, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-342-2418 or 312-557-7940.

STATE FARM FUNDS

(Series of the Advisers Investment Trust)

NOTICE OF PRIVACY POLICY & PRACTICES

SAFEGUARDING PRIVACY

The Funds recognizes and respects the privacy concerns and expectations of our customers1. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account(s); and
•	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Funds may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Funds also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

1 For purposes of this notice, the term “customer” or “customers” include individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

Investment Adviser

State Farm Investment Management Corp.

One State Farm Plaza, B-2

Bloomington, IL 61710

Investment Sub-Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopersLLP

One North Wacker

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-342-2418 (toll free) or 312-557-7940

SF 9/22

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

September 30, 2022

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Vontobel U.S. Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on March 27, 2018 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Vontobel U.S. Equity Institutional Fund – Class I	-15.76%	8.43%	2.61%	0.65%
S&P 500 Index	-15.47%	9.17%	-	-

Data as of September 30, 2022. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund commenced operations on March 27, 2018.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Standard and Poor’s (“S&P”) 500 Index which is an unmanaged index consisting of securities listed on exchanges in the United States of America. The index is calculated on a total return basis with

1

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. Dollars. The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the 12 months ended September 30, 2022, the Vontobel U.S. Equity Institutional Fund delivered a net return of -15.76%, slightly underperforming the S&P 500 benchmark return of -15.47%. An overweight in the consumer staples sector, combined with positive stock selection were the largest contributors to relative performance, followed by positive stock selection combined with an overweight to health care. However stock selection in the information technology sector was the largest detractor to relative returns, followed by our zero allocation to energy.

Leading contributors to the Fund’s absolute performance during the period were UnitedHealth Group Inc, Progressive Corp., and Humana Inc.

UnitedHealth Group Inc.

United Health outperformed as the company’s business was rightly seen as less economically sensitive than most. This led to the stock being more defensive as the market sold off on fears of coming economic weakness. United Health Group, established in 1977, is a diversified health care company based in Minnesota. It operates through two distinct platforms: United Healthcare, which provides health care coverage and benefits services; and Optum, which provides information and technology-enabled health services.

Progressive Corp.

Progressive outperformed over the past 12 months as the company has been raising premium rates (in responses to elevated claims). Also, Progressive’s business is less cyclical and thus the stock tends to hold up better when recession risk rises. Progressive is a leader in non-standard, high-risk personal auto insurance.

Humana Inc.

Humana outperformed over the past 12 months as the business we believe is recession resilient. Also, this year the Centers for Medicare and Medicaid Services announced a higher-than-expected 2023 rate increase for Medicare Advantage plans (the core business of Humana). Humana is a US health insurance company. Its core business is providing coverage for seniors (over 65 years old) under a program called Medicare Advantage. We believe Humana can benefit from a long-term growth tailwind of more seniors signing up for Medicare Advantage (because for most seniors it is a superior alternative to traditional Medicare).

Leading detractors from the Fund’s absolute performance were Paypal Holdings Inc., Comcast Inc., and Amazon.com Inc.

Paypal Holdings Inc. (PYPL)

After reporting weaker-than-expected results in 2H21, PYPL rescinded their mid-term guidance and announced a strategic pivot that shifts away from account growth to ARPA (average revenue per account) growth, with a focus on engaging high-quality users while scaling down campaigns solely aimed at increasing total number of users. The company had mistakenly extrapolated that the outsized e-commerce growth of recent years would sustain post-pandemic and invested aggressively to acquire customers, many of whom ended up with low levels of engagement. Going forward, the company plans to be more disciplined in user acquisition and focus on driving stronger uptake from existing users who have already shown potential to be highly engaged. Our independent due diligence re-affirmed our view that PYPL was still far and away the most recognized and frequently used digital wallet, that

2

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

the company’s merchant footprint continued to increase throughout COVID thus strengthening their two-sided network, and that its share gain had sustained through the pandemic. As a result, we concluded that the new strategy was sensible and that the company was well positioned to execute the strategy. We believe despite the strategic adjustments, PYPL continued to be a growing, profitable and cash-generative business with a compelling competitive advantage. We did revise down the earnings per share growth forecast to account for more moderate industry growth expectations as well as near-term headwind from slower user growth while recognizing lowered visibility from the strategic pivot, which in turn were reflected in smaller position sizing for PYPL. PayPal has established itself as the dominant on-line digital payments business, operating in a space where many competitors have come and gone over the years. There is a long, highly visible secular tailwind of businesses moving from off-line to on-line, and PayPal is participating in that growth with a strong competitive advantage driven by its two-sided network. PayPal has successfully created closer partnerships with networks and issuers and built a more platform-based business model to get more deeply entrenched with clients and improve its value proposition. The company has also made savvy acquisitions to further bolster its product offerings and competitive position.

Comcast Corp.

Comcast was weak as the slowdown in subscriber additions hit during the second and third quarters. Comcast Corporation (CMCSA) is a Philadelphia-based cable TV conglomerate operating with two main divisions: Xfinity brand for cable/internet/phone service and NBCUniversal for TV/movie/theme park content and production. The cable company also owns the Philadelphia Flyers NHL team and arena. CMCSA has proven to be a strong compounder on its record of earnings (double-digit) and returns, and we believe the company has a superior business/network mix. Management has a solid track record in cable and shareholder value creation. CMCSA also has the optional scope to drive further national consolidation of industry and new areas of growth (home security, commercial apps, Internet of Things).

Amazon.com Inc. (AMZN)

Amazon missed expectations earlier this year mainly due to higher-than-expected costs driven by wage, logistics and fuel costs as well as lower productivity of labour and fulfillment. Two thirds of the incremental costs relate to lower productivity which the company is confident they can control and as utilization improves will see operating leverage. Despite a strong rebound in July, the stock gave back some performance in September due to the rotation away from growth stocks. Operationally AMZN reported strong Q2 numbers with operating profit coming in around 84% ahead of expectations and revenue guidance for 3Q an acceleration from 2Q with foreign exchange neutral growth of 17%-21%. Amazon is the leading player in ecommerce in North America, and has leading positions in several markets in Europe, as well as India and Japan. Amazon was able to do this by offering very competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with AWS.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investing involves risk, including the possible loss of principal. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value

COMMON STOCKS	99.8%
Communication Services	7.8%
Alphabet, Inc. - Class A(a)		987	$94,406
Alphabet, Inc. - Class C(a)		8,072	776,123
Comcast Corp. - Class A		21,748	637,869

			1,508,398

Consumer Discretionary	9.0%
Amazon.com, Inc.(a)		7,998	903,774
Booking Holdings, Inc.(a)		227	373,009
Home Depot (The), Inc.		1,093	301,602
NIKE, Inc. - Class B		1,980	164,578

			1,742,963

Consumer Staples	18.8%
Casey’s General Stores, Inc.		3,278	663,860
Coca-Cola (The) Co.		13,936	780,695
Estee Lauder (The) Cos., Inc. - Class A		1,328	286,715
Mondelez International, Inc. - Class A		14,936	818,941
PepsiCo, Inc.		3,435	560,798
Walmart, Inc.		4,050	525,285

			3,636,294

Financials	11.5%
Berkshire Hathaway, Inc. - Class B(a)		1,319	352,199
CME Group, Inc.		4,632	820,466
Intercontinental Exchange, Inc.		9,333	843,237
Progressive (The) Corp.		1,729	200,927

			2,216,829

Health Care	17.8%
Abbott Laboratories		5,560	537,986
Becton Dickinson and Co.		2,051	457,024
Boston Scientific Corp.(a)		15,265	591,213
Humana, Inc.		945	458,505
Intuitive Surgical, Inc.(a)		1,050	196,812
Thermo Fisher Scientific, Inc.		391	198,311
UnitedHealth Group, Inc.		2,002	1,011,090

			3,450,941

Industrials	5.2%
Copart, Inc.(a)		1,914	203,650
Graco, Inc.		3,435	205,928
Otis Worldwide Corp.		3,052	194,718
Ritchie Bros. Auctioneers, Inc.		6,296	393,374

			997,670

Information Technology	26.6%
Adobe, Inc.(a)		2,143	589,754
Amphenol Corp. - Class A		2,895	193,849
Intuit, Inc.		1,000	387,320

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets		Shares	Value

Keysight Technologies, Inc.(a)			1,372	$215,898
KLA Corp.			313	94,723
Mastercard, Inc. - Class A			3,181	904,485
Microsoft Corp.			4,924	1,146,800
PayPal Holdings, Inc.(a)			1,314	113,096
ServiceNow, Inc.(a)			1,164	439,538
Synopsys, Inc.(a)			604	184,528
Teradyne, Inc.			2,565	192,760
Visa, Inc. - Class A			3,863	686,262

				5,149,013

Materials	3.1%
Sherwin-Williams (The) Co.			944	193,285
Vulcan Materials Co.			2,645	417,143

				610,428

TOTAL COMMON STOCKS (Cost $17,717,883)				19,312,536

SHORT-TERM INVESTMENTS	1.7%
Northern Institutional U.S. Government Select Portfolio – Shares Class, 2.25%(b)			324,231	324,231

TOTAL SHORT-TERM INVESTMENTS (Cost $324,231)				324,231

TOTAL INVESTMENTS (Cost $18,042,114)	101.5%			19,636,767
NET OTHER ASSETS (LIABILITIES)	(1.5%	)		(290,009)

NET ASSETS	100.0%			$19,346,758

(a)Non-income producing security.

(b)7-day current yield as of September 30, 2022 is disclosed.

At September 30, 2022, the Vontobel U.S. Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	97.8%
Canada	2.0
Total	99.8%

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

Vontobel U.S. Equity Institutional Fund

Assets:
Investments, at value (Cost: $18,042,114)	$19,636,767
Receivable for dividends	14,385
Reclaims receivable	2,756
Receivable from investment adviser	34,757
Prepaid expenses	5,566

Total Assets	19,694,231

Liabilities:
Securities purchased payable	95,509
Accounting and Administration fees payable	149,931
Regulatory and Compliance fees payable	25,069
Accrued expenses and other payables	76,964

Total Liabilities	347,473

Net Assets	$19,346,758

Class I Shares:
Net Assets	$19,346,758
Shares of common stock outstanding	1,561,858

Net asset value per share	$12.39

Net Assets:
Paid in capital	$17,005,204
Distributable earnings (loss)	2,341,554

Net Assets	$19,346,758

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

Vontobel U.S. Equity Institutional Fund

Investment Income:
Dividend income (Net of foreign withholding tax of $1,675)	$266,862
Operating expenses:
Investment advisory	115,011
Accounting and Administration	162,165
Regulatory and Compliance	150,000
Trustees	76,230
Legal	43,454
Other	84,542

Total expenses before reductions	631,402
Expenses reduced by Adviser	(481,888)

Net expenses	149,514

Net investment income	117,348

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	1,045,059
Change in unrealized appreciation (depreciation) on investments	(4,711,941)
Change in unrealized appreciation (depreciation) on foreign currency	(11)

Net realized and unrealized losses from investment activities	(3,666,893)

Change in Net Assets Resulting from Operations	$(3,549,545)

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	Vontobel U.S. Equity Institutional Fund

	2022	2021

Increase (decrease) in net assets:
Operations:
Net investment income	$117,348	$78,233
Net realized gains (losses) from investment and foreign currency transactions	1,045,059	2,175,846
Change in unrealized appreciation (depreciation) on investments and foreign currency	(4,711,952)	1,869,201

Change in net assets resulting from operations	(3,549,545)	4,123,280

Dividends paid to shareholders:
From distributable earnings	(2,462,623)	(566,599)

Total dividends paid to shareholders	(2,462,623)	(566,599)

Capital Transactions (Class I Shares):
Proceeds from sale of shares	1,562,920	1,231,588
Value of shares issued to shareholders in reinvestment of dividends	643,635	112,305
Value of shares redeemed	(850,379)	(714,233)

Change in net assets from capital transactions	1,356,176	629,660

Change in net assets	(4,655,992)	4,186,341
Net assets:
Beginning of year	24,002,750	19,816,409

End of year	$19,346,758	$24,002,750

Share Transactions (Class I Shares):
Sold	100,684	75,600
Reinvested	41,022	7,756
Redeemed	(57,551)	(45,096)

Change	84,155	38,260

See Notes to Financial Statements.

8

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

Vontobel U.S. Equity Institutional Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)

Net asset value, beginning of year	$16.24	$13.77	$12.35	$11.16	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.08	0.05	0.07	0.09	0.05
Net realized and unrealized gains (losses) from investments and foreign currency	(2.29)	2.81	1.58	1.17	1.11

Total from investment operations	(2.21)	2.86	1.65	1.26	1.16

Less distributions paid:
From net investment income	(0.06)	(0.04)	(0.09)	(0.07)	—
From net realized gains	(1.58)	(0.35)	(0.14)	—	—

Total distributions paid	(1.64)	(0.39)	(0.23)	(0.07)	—

Change in net asset value	(3.85)	2.47	1.42	1.19	1.16

Net asset value, end of year	$12.39	$16.24	$13.77	$12.35	$11.16

Total return(c)	(15.76%)	21.18%	13.47%	11.46%	11.60%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$19,347	$24,003	$19,816	$15,921	$11,427
Ratio of net expenses to average net assets(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(d)	0.51%	0.34%	0.54%	0.82%	0.84%
Ratio of gross expenses to average net assets(d)	2.74%	2.61%	3.33%	3.15%	2.93%
Portfolio turnover rate(c)	50.11%	43.97%	57.97%	27.31%	20.78%

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel U.S. Equity Institutional Fund (the “Fund”) is a series of the Trust and commenced operations on March 27, 2018. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund. The investment objective of the Fund is to provide long-term capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 —quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee would in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated Vontobel Asset Management, Inc., as investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an approved independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Vontobel U.S. Equity Institutional Fund
Common Stocks*	$19,312,536	$—	$—	$19,312,536
Short-Term Investments	324,231	—	—	324,231

Total Investments	$19,636,767	$—	$—	$19,636,767

*See additional categories in the Schedule of Investments.

As of September 30, 2022 there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2022.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net Realized and Unrealized Gains (and Losses) from Investment Activities on the Statements of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statement of Operations.

11

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, redemption in-kind, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2022, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2022, 2021, 2020 and 2019 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

12

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

OTHER RISKS

The Fund is subject to market risk, which is the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may be impacted by inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. These events can have a significant impact on the Fund’s operations and performance.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”) to provide investment advisory services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets as set forth in the following table. The total fees incurred by the Fund pursuant to the Agreement is reflected as “Investment advisory” fees on the Statement of Operations. In addition, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) exceed the rate in the table below.

Fund	Class	Advisory Fee	Expense Limitation
Vontobel U.S. Equity Institutional Fund	Class I	0.50% on first $500 million 0.45% on assets over $500 million	0.65%

The expense limitation agreement is effective until January 28, 2023 for the Fund at which time it will be subject to automatic renewal upon the effective date of the annual update to the the Fund’s registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses automatically renews annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provides written notice of non-renewal, and will terminate automatically upon termination of the Agreement.

13

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

For the year ended September 30, 2022, the Fund incurred advisory fees payable to Vontobel, expense waivers/reimbursements from Vontobel and paid expense recoupments to Vontobel as follows:

Fund	Advisory Fee to Vontobel	Expenses Reduced by Vontobel	Advisory Fees Recouped by Vontobel
Vontobel U.S. Equity Institutional Fund	$115,011	$481,888	$—

The balances of recoverable expenses to Vontobel by the Fund at September 30, 2022 were as follows:

For the:	Expiring	Vontobel
Year Ended September 30, 2020	September 30, 2023	$467,284
Year Ended September 30, 2021	September 30, 2024	444,141
Year Ended September 30, 2022	September 30, 2025	481,888

Balances of Recoverable Expenses to the Adviser		$1,393,313

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian, and fund accounting agent for the Fund pursuant to written agreements with the Trust, on behalf of the Fund. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction charges. The Fund is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay Foreside a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $150,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

The officers of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Trustee who is not an “interested person,” as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2022, the aggregate Trustee compensation paid by the Trust was $472,750. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

C.	Investment Transactions

For the year ended September 30, 2022, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales
Vontobel U.S. Equity Institutional Fund	$11,353,812	$12,223,304

14

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

D.	Federal Income Tax

As of September 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Vontobel U.S. Equity Institutional Fund	$18,144,984	$2,584,407	$(1,092,624)	$1,491,783

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2022 and September 30, 2021 for the Fund were as follows:

Vontobel U.S. Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2022	$625,176	$1,837,447	$2,462,623	$—	$2,462,623
2021	$94,303	$472,296	$566,599	$—	$566,599

As of the latest tax year ended September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Vontobel U.S. Equity Institutional Fund	$22,425	$827,359	$849,784	$—	$—	$1,491,770	$2,341,554

E.	Concentration by Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Vontobel U.S. Equity Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Institutional Fund (the “Fund”) (one of the funds constituting Advisers Investment Trust (the “Trust”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from March 27, 2018 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advisers Investment Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from March 27, 2018 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor on one or more investment companies in the Trust since 2013

New York, New York

November 21, 2022

16

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief ReconciliationAct of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2022:

QDI Percentage

Vontobel U.S. Equity Institutional Fund	63.03%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate DRD Percentage

US Equity Institutional Fund	62.34%

B.	Summary of Fund Holdings as of September 30, 2022

Vontobel U.S. Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Software	14.2%
Medical Equipment & Devices	10.2
Technology Services	8.8
Institutional Financial Services	8.6
Health Care Facilities & Services	7.6
Beverages	6.9
Internet Media & Services	6.4
Retail - Consumer Staples	6.1
E-Commerce Discretionary	4.7
Food	4.2
Cable & Satellite	3.3
Electrical Equipment	3.1
Insurance	2.9
Construction Materials	2.2
Industrial Support Services	2.0
Retail - Discretionary	1.6

Market Exposure

Equity Securities	% of Net Assets
Semiconductors	1.5%
Household Products	1.5
Machinery	1.1
Wholesale - Discretionary	1.1
Chemicals	1.0
Apparel & Textile Products	0.8
Total	99.8%

5 Largest Security Positions

Issuer	% of Net Assets
Microsoft Corp.	6.0%
UnitedHealth Group, Inc.	5.2
Mastercard, Inc. - Class A	4.7
Amazon.com, Inc	4.7
Intercontinental Exchange, Inc.	4.4
Total	25.0%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

17

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid 4/1/22–9/30/22*
Actual	0.65%	$1,000.00	$815.10	$2.96
Hypothetical	0.65%	$1,000.00	$1,021.80	$3.29

*Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 866-252-5393 (toll free).

E.	Trustees and Officers

The following table provides information regarding each Independent Trustee.

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois

18

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	8	Diamond Hill Funds (retired 2022)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds, 1992 to 2022.	8	Boston Trust Walden Funds (retired 2022)

[1] The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, IL 60603.

The following table provides information regarding each officer of the Trust.

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to 2022.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ June 2022 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A

19

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101.The mailing address of Mr. Jones and Nelligan, Bugni, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

20

Vontobel U.S. Equity

Institutional Fund

(A series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel U.S. Equity Institutional Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel U.S. Equity Institutional Fund or anytime we make a material change to our privacy policy.

Investment Adviser
Vontobel Asset Management, Inc. 1540 Broadway 38th Floor
New York, New York 10036

Custodian
The Northern Trust Company 50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, New York 10001-8604

Legal Counsel
Thompson Hine LLP 41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
Foreside Financial Services, LLC 3 Canal Plaza, Suite 100
Portland, Maine 04101

For Additional Information, call
866-252-5393 (toll free) or 312-630-6583

VON 09/22

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2022, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Independent Franchise Partners US Equity Fund

2022: $23,050

2021: $22,500

State Farm Funds

2022: $122,800

2021: $252,350

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

Vontobel U.S Equity Institutional Fund

2022: $28,000

2021: $23,554

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

River Canyon Total Return Bond Fund

2022: $34,400

2021: $31,200

NTAM Treasury Assets Fund

2022: $27,300

2021: $26,500

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Independent Franchise Partners US Equity Fund

2022: $0

2021: $0

State Farm Funds

2022: $0

2021: $0

Vontobel U.S. Equity Institutional Fund

2022: $0

2021: $0

River Canyon Total Return Bond Fund

2022: $0

2021: $0

NTAM Treasury Assets Fund

2022: $0

2021: $0

(c)	Tax Fees

Independent Franchise Partners US Equity Fund

2022: $5,825

2021: $5,690

State Farm Funds

2022: $26,040

2021: $26,780

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

Vontobel U.S. Equity Institutional Fund

2022: $6,930

2021: $6,020

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2022: $6,700

2021: $6,500

NTAM Treasury Assets Fund

2022: $3,400

2021: $3,300

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns, review of annual distributions and additional tax provision support fees.

(d)	All Other Fees

Independent Franchise Partners US Equity Fund

2022: $0

2021: $0

State Farm Funds

2022: $0

2021: $0

Vontobel U.S. Equity Institutional Fund

2022: $0

2021: $0

River Canyon Total Return Bond Fund

2022: $0

2021: $0

NTAM Treasury Assets Fund

2022: $0

2021: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)     Independent Franchise Partners US Equity Fund

2022: 0%

2021: 0%

State Farm Funds

2022: 0%

2021: 0%

Vontobel U.S. Equity Institutional Fund

2022: 0%

2021: 0%

River Canyon Total Return Bond Fund

2022: 0%

2021: 0%

NTAM Treasury Assets Fund

2022: 0%

2021: 0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2022: $5,825

2021: $5,690

State Farm Funds

2022: $26,040

2021: $26,780

Vontobel U.S. Equity Institutional Fund

2022: $6,930

2021: $6,020

River Canyon Total Return Bond Fund

2022: $6,700

2021: $6,500

NTAM Treasury Assets Fund

2022: $3,400

2021: $3,300

(h) The Audit Committee considered the non-audit services rendered to each of the registrant’s investment advisers and believes the services are compatible with each principal accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisers Investment Trust

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	December 1, 2022

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 1, 2022